As filed with the SEC on _________________.	Registration No. 33-20000

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 27

_________________

THE PRUDENTIAL VARIABLE
APPRECIABLE ACCOUNT

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Depositor)

751 Broad Street

Newark, New Jersey 07102-3777

(800) 778-2255

(Address and telephone number of principal executive offices)

_________________

Thomas C. Castano

Assistant Secretary

The Prudential Insurance Company of America

213 Washington Street

Newark, New Jersey 07102-2992

(Name and address of agent for service)

Copy to:

Jeffrey C. Martin

Shea & Gardner

1800 Massachusetts Avenue, N.W.

Washington, D.C. 20036

_________________

It is proposed that this filing will become effective (check appropriate space):

 immediately upon filing pursuant to paragraph (b) of Rule 485

[x] on May 1, 2004 pursuant to paragraph (b) of Rule 485
               date

 60 days after filing pursuant to paragraph (a)(1) of Rule 485

 on ____________ pursuant to paragraph (a)(1) of Rule 485
                 date

[x] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS

May 1, 2004

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

Variable
APPRECIABLE
LIFE(R)
INSURANCE CONTRACTS

As of November 12, 2001, Prudential no longer offered these Contracts for sale.

This prospectus describes two forms of an individual variable life insurance Contract (the “Contract”) offered by The Prudential Insurance Company of America (“Prudential”, “we”, “us”, or “our”) under the name Variable Appreciable Life® Insurance.

You may choose to invest your Contract’s premiums and its earnings in one or more of the following ways:

o    Invest your  Contract's  premiums and its earnings in one or more of 14 available  variable  investment  options of The
     Prudential  Variable  Appreciable  Account  (the  "Account"),  each of which  invests in a  corresponding  portfolio of The
     Prudential Series Fund, Inc. (the "Series Fund"):

Conservative Balanced                    Government Income                    Small Capitalization Stock
Diversified Bond                         High Yield Bond                      Stock Index
Equity                                   Jennison                             Value
Flexible Managed                         Money Market                         Zero Coupon Bond 2005
Global                                   Natural Resources

o    Invest in the fixed rate option, which pays a guaranteed interest rate.

o    Invest in The Prudential Variable Contract Real Property Account (the "Real Property Account").

Please Read this Prospectus. Please read this prospectus and keep it for future reference. A current prospectus for the Real Property Account accompanies this prospectus. These prospectuses contain important information about the available variable investment options. Please read these prospectuses and keep them for future reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may have been purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance policy is subject to risk, including the possible loss of your money. An investment in The Prudential Variable Appreciable Life is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

                                          The Prudential Insurance Company of America
                                                        751 Broad Street
                                                 Newark, New Jersey 07102-3777
                                                   Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

                                                        TABLE OF CONTENTS

                                                                                                                            Page

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS on page 38 of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES, page 16.

The first table describes the maximum fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer amounts between investment options.

-----------------------------------------------------------------------------------------------------------------------------------
                                               Transaction and Optional Rider Fees
-----------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------ ----------------------------------------- ----------------------------------------
                    Charge                               When Charge is Deducted                       Amount Deducted
------------------------------------------------ ----------------------------------------- ----------------------------------------
------------------------------------------------ ----------------------------------------- ----------------------------------------

Administrative Fee                                   Deducted from premium payments.                         $2

------------------------------------------------ ----------------------------------------- ----------------------------------------
------------------------------------------------ ----------------------------------------- ----------------------------------------

Taxes Attributable to Premiums (1)                   Deducted from premium payments.       1.25% to 14.85% depending on state and
                                                                                                        locality. (4)

------------------------------------------------ ----------------------------------------- ----------------------------------------
------------------------------------------------ ----------------------------------------- ----------------------------------------

Maximum Sales Charge on Premiums (Load) (3)                      Monthly                     0.5% of the primary annual premium.

------------------------------------------------ ----------------------------------------- ----------------------------------------
------------------------------------------------ ----------------------------------------- ----------------------------------------

Contingent Deferred Sales Charge (Load) (2)(3)     Upon lapse, surrender or decrease in     50.0% of the primary annual premium.
                                                         basic insurance amount.
------------------------------------------------ ----------------------------------------- ----------------------------------------
------------------------------------------------ ----------------------------------------- ----------------------------------------

Other Surrender Fees (3)                          Upon lapse, surrender, or decrease in       $5 per $1,000 of coverage amount.
                                                         basic insurance amount.

------------------------------------------------ ----------------------------------------- ----------------------------------------
------------------------------------------------ ----------------------------------------- ----------------------------------------

Withdrawal Fee                                               Upon withdrawal.                   The lesser of $15 or 2% of the
                                                                                                     withdrawal amount.

------------------------------------------------ ----------------------------------------- ----------------------------------------
------------------------------------------------ ----------------------------------------- ----------------------------------------

Basic Insurance Amount Change Fee                    When there is a change in basic                        $15.
                                                            insurance amount.
------------------------------------------------ ----------------------------------------- ----------------------------------------
------------------------------------------------ ----------------------------------------- ----------------------------------------

Living Needs Benefit Fee                                When the benefit is paid.                           $150.

------------------------------------------------ ----------------------------------------- ----------------------------------------
(1)	For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.

(2)	The maximum is capped at $32.50 per $1,000 of face amount for issue ages above age 67.

(3)	Duration of charge is limited. See, CHARGES AND EXPENSES, page 16.

(4)	The most common charge for taxes attributable to premiums is 3.25%.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including The Funds’ fees and expenses.

-----------------------------------------------------------------------------------------------------------------------------------
                      Periodic Contract and Optional Rider Charges Other Than The Funds' Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------
                   Charge                              When Charge is Deducted                        Amount Deducted
--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Cost of Insurance("COI") for base amount of
insurance coverage. (1)(2)
                ____________
                                                               Monthly
        Minimum and Maximum Charges                                                       From $0.06 to $83.34 per $1,000 of net
                 _____________                                                                        amount at risk.
                                                                                                         _____________
   Initial COI for a representative

   Contract owner, male age 30 in the                                                     $0.18 per $1,000 of Net Amount of Risk
   non-smoker underwriting class, no riders.                                                 for a Contract issued after 1998.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

                                                                Daily                     Effective annual rate of 0.9% of assets
Mortality and Expense Risk Fees                                                             in the variable investment options.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Additional Mortality Fees for risk                             Monthly                    From $0.10 to $2.08 per $1,000 of basic
associated with certain occupation,                                                                  insurance amount.
avocation, or aviation risks.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Administrative Fee for basic insurance                         Monthly                     $3.00 plus up to $0.03 per $1,000 of
amount                                                                                            basic insurance amount.
                                                                                              Per $1,000 is capped at $12.00.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Net interest on loan (5)                                      Annually                                     1.5%

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Guaranteed Death Benefit Fee for the basic                                                  $0.01 per $1,000 of basic insurance
insurance amount or an increase to the                         Monthly                     amount or increase in basic insurance
basic insurance amount                                                                                    amount.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Administrative Fee for an increase to basic                    Monthly                      $0.03 per $1,000 of basic insurance
insurance amount                                                                                          amount.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Fee for the Level Premium Term Rider (1)

               _____________                                   Monthly                      From $0.03 to $27.00 per $1,000 of

                                                                                                         coverage.
        Minimum and Maximum Charges                                                                    _____________

_____________                                                                                  $0.15 per $1,000 of coverage.

   Fee for a representative Contract owner,
   who is a male age 30, in the preferred
   underwriting class. (3)

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Child Level Premium Term Rider (6)                             Monthly                      $0.45 per $1,000 of rider coverage

                                                                                                          amount.

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Fee for the Renewable Premium Term Rider (1)
               _____________

                                                                                            From $0.02 to $55.08 per $1,000 of

        Minimum and Maximum Charges                            Monthly                                   coverage.
                                                                                                        _____________
_____________

                                                                                               $0.13 per $1,000 of coverage
   Fee for a representative Contract owner,
   who is a male age 30, in the preferred
   underwriting class. (3)

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Fee for Accidental Death Benefit Rider (1)

               _____________                                   Monthly

                                                                                             From $0.03 to $0.70 per $1,000 of

        Minimum and Maximum Charges                                                                      coverage.
                                                                                                         _____________
_____________

                                                                                               $0.07 per $1,000 of coverage.
  Fee for a representative Contract owner,
  who is a male age 30, in the preferred
  underwriting class. (3)

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Fee for the Option to Purchase Addition
Insurance Rider (1)
                                                               Monthly

               _____________                                                                 From $0.06 to $0.37 per $1,000 of
                                                                                             coverage, depending on issue age.

        Minimum and Maximum Charges                                                                       _____________
               _____________

                                                                                               $0.23 per $1,000 of coverage.
  Fee for a representative Contract owner,
  who is a male age 30, in the preferred
  underwriting class. (3)

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Fee for Waiver of Premium Rider Charge (1)

               _____________

                                                               Monthly                       From $0.01 to $0.31 per $1,000 of

        Minimum and Maximum Charges                                                                      coverage.
               _____________                                                                            _____________

  Fee for a representative Contract owner,                                                     $0.07 per $1,000 of coverage.
  who is a male age 30, in the preferred
  underwriting class. (3)

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Fee for Applicant Waiver of Premium Rider
(1)(4)

                                                                                          From 0.424% to 3.394% of the Contract's

               _____________                                   Monthly                    annual premium but not less than $0.15
                                                                                                  per $1,000 of coverage.
        Minimum and Maximum Charges                                                                    _____________
               _____________

                                                                                          0.679% of the Contract's annual premium
  Fee for a representative Contract owner,                                                  but not less than $0.15 per $1,000
  who is a male age 30, in the preferred                                                               of coverage.

  underwriting class. (3)

--------------------------------------------- ------------------------------------------ ------------------------------------------
--------------------------------------------- ------------------------------------------ ------------------------------------------

Unscheduled Premium Benefit Rider (1)(4)

               _____________
                                                               Monthly                      From 0.38% to 1.14% of the current
        Minimum and Maximum Charges                                                         unscheduled premium benefit amount.
               _____________                                                                            _____________

  Fee for a representative Contract owner,                                                    0.42% of the unscheduled premium
  who is a male age 30, in the preferred                                                               benefit amount.

  underwriting class. (3)

--------------------------------------------- ------------------------------------------ ------------------------------------------
(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class. The charges given are representative for issues after 1997. Other rates may apply to earlier issues.

(2)	For example, the highest COI rate is for an insured who is a male/female age 99. You may obtain more information about the particular COI charges that apply to you by contacting your Prudential representative.

(1)	You may obtain more information about the particular charges that apply to you by contacting your Prudential representative(3) .

(4)	The cost of this rider will provide for an additional benefit amount, above the amount for the waiver of premium rider. The percentage varies based on underwriting class.

(5)	The maximum loan rate reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%. A loan with a variable loan interest rate may be charged a lower effective annual interest rate. See Loans, page 29.

(6)	Duration of charge is limited. See CHARGES AND EXPENSES, page 16.

Portfolio Expenses

This table describes the portfolio fees and expenses that you will pay periodically during the time you own the Contract. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning portfolio fees and expenses is contained in the prospectus for the Series Fund.

---------------------------------------------------------------------------------------- -------------------- -------------------
                       Total Annual Fund Operating Expenses (1)                                Minimum             Maximum
                                                                                                              -------------------
                                                                                         -------------------- -------------------
(expenses that are deducted from the Fund's assets, including management  fees,

distribution [and/or service] (12b-1) fees, and other expenses), but not including              0.37%               0.87%
reductions for any fee waiver or other reimbursements.)

---------------------------------------------------------------------------------------- -------------------- -------------------

(1)     Total Annual operating expense for Real Property Partnership is 7.44%.

SUMMARY OF THE CONTRACT

AND CONTRACT BENEFITS

Brief Description of the Contract

The Contract is a form of variable universal life insurance. Our variable appreciable life insurance policy is a flexible form of variable universal life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the 14 available variable investment options that invest in portfolios of The Prudential Series Fund, in the fixed rate option, or in the Real Property Account. Although the value of your Contract Fund will increase if there is favorable investment performance in the portfolios you select, investment returns in the portfolios are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value. Some features described in this prospectus may not be available in some states.

Types of Death Benefit Available Under the Contract

The death benefit is an important feature of the Contract. You may choose one of the following two forms of the Contract. They each have a different death benefit amount.

Contract Form A, level death benefit: The death benefit will generally be equal to the face amount of insurance. It can never be less than this amount. However, it is possible, after the Contract has been held for many years, that the Contract Fund will become so large that Prudential — to meet certain requirements of the Internal Revenue Code — will increase the death benefit.

Contract Form B, variable death benefit: The death benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the death benefit under Form B, as is true under Form A, will never be less than the initial face amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word “Contract” refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum cash surrender value.

Death Benefit Guarantee

The Prudential Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

o    Prudential  guarantees  that if the  Scheduled  Premiums  are paid  when due,  or  received  within  61 days  after the
     Scheduled  Premiums are due (or missed  premiums are paid later with  interest),  the  Contract  will not lapse  because of unfavorable  investment  performance,  and at  least  the face  amount  of  insurance  will be paid  upon the  death of the insured.

o    If all  premiums  are not paid  when due (or not made up  later),  the  Contract  will  still  not lapse as long as the
     Contract  Fund is higher  than a stated  amount set forth in the  Contract.  This  amount is called the  "Tabular  Contract
     Fund",  and it  increases  each year.  In later years it becomes  quite high.  The Contract  lapses when the Contract  Fund falls  below this  stated  amount,  rather  than when it drops to zero.  This means that when a Variable  Appreciable  Life
     Contract  lapses,  it may still have  considerable  value and you may have a substantial  incentive to reinstate it. If you choose otherwise, you may take, in one form or another, the cash surrender value.

The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of your variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES, page 16.

Tabular Contract Fund

The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value. Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date.

The Tabular Contract Fund is a guideline representing the amount that would be in the Contract fund if all scheduled premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.

Premium Payments

Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. Prudential guarantees that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience. Your Contract may terminate if the Contract debt exceeds what the cash surrender value would be if there was no Contract debt. Prudential will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force. See Loans, page 29.

Your Scheduled Premium consists of two amounts:

o    The initial  amount is payable from the time you purchase  your  Contract  until the Contract  anniversary  immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the "Premium Change Date");
o    The guaranteed maximum amount payable after the Premium Change Date.  See PREMIUMS, page 22.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. See PREMIUMS, page 22, and Tax Treatment of Contract Benefits, page 32. Prudential will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your Contract’s performance. If the performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund Value the Contract would go into default.

Allocation of Premiums

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums. We also deduct a charge for collecting and processing premiums. For more detail, see CHARGES AND EXPENSES, page 16. The amount remaining after the deduction of these charges is called the net premium.

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums on page 6.

Generally your initial net premium is applied to your Contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium to your Contract as of the end of the valuation period in which it is received in Good Order at a Service Office. Subsequent net premiums are applied to your Contract as of the date of receipt in Good Order at a Service Office.

On the Contract date: (1) we deduct the charge for premium processing and the charge for taxes attributable to premiums from the initial premium; (2) we allocate the remainder of the initial premium to the variable investment options, the fixed rate option, or the Real Property Account according to your most current allocation request.

Investment Choices

You may choose to invest your Contract’s premiums and its earnings in one or more of the 14 available variable investment options that invest in portfolios of The Prudential Series Fund. You may also invest in the fixed rate option and the Real Property Account. See The Prudential Series Fund, Inc., page 12, The Fixed Rate Option, page 15, and The Prudential Variable Contract Real Property Account, page 15. Subsequent net premiums are applied to your Contract as of the date of receipt at a Service Office.

Prudential may add additional variable investment options in the future.

Transfers Among Investment Options

If the Contract is not in default, you may, up to 4 times each Contract year, transfer amounts among the variable investment options, to the fixed rate option, or to the Real Property Account. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. There is no charge. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Certain restrictions apply when transferring funds from the fixed rate option into the variable investment options that invest in portfolios of The Prudential Series Fund or into the Real Property Account. See Transfers, page 23.

We reserve the right to prohibit transfer requests we determine to be disruptive to the investment option or to the disadvantage of other Contract owners.

Restrictions will be applied uniformly and will not be waived.

In addition, you may use our dollar cost averaging feature. For additional information, please see Transfers, page 23, Dollar Cost Averaging, page 24.

Increasing or Decreasing Face Amount

Subject to state approval and underwriting requirements determined by Prudential, after the first Contract anniversary you may increase the amount of insurance by increasing the face amount of the Contract. An increase in face amount is similar to the purchase of a second Contract and must be at least $25,000. Other conditions must be met before we approve of an increase in face amount. See Increases in Face Amount, page 26.

You also have the additional option of decreasing the face amount of your Contract, without withdrawing any surrender value. The minimum permissible decrease is $10,000 and will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the Contract.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as “life insurance” for purposes of Section 7702 of the Internal Revenue Code. In addition, if the basic insurance amount is either increased or decreased or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 32.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt and minus any applicable surrender charges) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets Prudential’s needs, to a Service Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract, page 28, and Tax Treatment of Contract Benefits, page 32.

Under certain circumstances, you may withdraw a part of the Contract’s cash surrender value without surrendering the Contract. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals, page 30, and Tax Treatment of Contract Benefits, page 32.

Contract Loans

You may borrow money from us using your Contract as security for the loan. The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options, and (2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge. The minimum loan amount you may borrow is $200. See Loans, page 29.

Canceling the Contract

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. In general, you will receive a refund of all premium payments made. However, if applicable law does not require a refund of all premium payments made, you will receive the greater of (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made. A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, but may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance coverage. However, Prudential guarantees that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options on page 11 and The Fixed Rate Option on page 15.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that Prudential is entitled to make under the Contract. The “current charge” is the amount that Prudential is now charging, which may be lower. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract’s variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will notify you of the payment to prevent your Contract from lapsing. Your payment must be received at a Service Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse. If your Contract does lapse, it will still provide some benefits. See LAPSE AND REINSTATEMENT on page 30. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits – Pre-Death Distributions on page 32.

Risks Involved with Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education. The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need. Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits – Pre-Death Distributions on page 32.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

We may limit you to no more than four withdrawals in a Contract year. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. You may make a withdrawal only to the extent that the cash surrender value plus any Contract loan exceeds the applicable tabular cash surrender value. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 32.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Form B (variable) Contracts, will not change the face amount of insurance. However, under a Type A (fixed) Contract, the withdrawal will cause a reduction in the face amount of insurance by no more than the amount of the withdrawal. A surrender charge may be deducted. See CHARGES AND EXPENSES, page 16. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a face amount of insurance of less than the minimum face amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 22. It is important to note, however, that if the face amount of insurance is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in face amount of insurance, you should consult with your tax adviser and your Prudential representative. See Withdrawals, page 30, and Tax Treatment of Contract Benefits, page 32.

Limitations on Transfers

All or a portion of the amount credited to a variable investment option may be transferred to another variable investment option, the fixed rate option, or the Real Property Account.

If the Contract is not in default, you may, up to 4 times each Contract year, transfer amounts among the variable investment options, to the fixed rate option, or to the Real Property Account. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. There is no charge. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under the dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers. In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Generally, only one transfer from the fixed rate option is permitted during each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000.

Transfers from the Real Property Account to the other investment options available under the Contract are currently permitted only during the 30-day period beginning on the Contract anniversary. The maximum amount that may be transferred out of the Real Property Account each year is the greater of: (a) 50% of the amount invested in the Real Property Account; and (b) $10,000. See the attached Real Property Account Prospectus.

We may modify your right to make transfers by restricting the number, timing and amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner.

Restrictions will be applied uniformly and will not be waived. See Transfers, page 23.

Limitations and Charges on Surrender of the Contract

You may surrender your Contract at any time. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits on page 32.

A Contract may be surrendered for its cash surrender value while the insured is living. We will assess a surrender charge if, during the first 10 Contract years (or 10 years from an increase in face amount of insurance), the Contract lapses, is surrendered, or the face amount of insurance is decreased (including as a result of a withdrawal). The surrender charge is determined by the primary annual premium amount. It is calculated as described in Surrender or Withdrawal Charges on page 16. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal your Contract Fund. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 32.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if at any time the Contract Fund (which includes the loan) less any applicable surrender charges is less then the Tabular Contract Fund. If the Contract Fund lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 32.

If your Contract Fund is less then your Contract debt your Contract will terminate 61 days after we notify you.

Tax Consequences of Buying this Contract

Your Policy is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes — which will be applied uniformly to all Contract owners after advance written notice — that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance policy. However, your death benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the policy value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. We will notify you if a premium or a reduction in basic insurance amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, death benefit payments under Modified Endowment Contracts, like death benefit payments under other life insurance Contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. For more information, see Tax Treatment of Contract Benefits, page 32.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

SUMMARY OF RISKS ASSOCIATED WITH

THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract’s premiums and its earnings in one or more of 14 available variable investment options of the Series Fund. You may also invest in the fixed rate option or the Real Property Account. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Prudential Series Fund, Inc., page 12, The Fixed Rate Option, page 15, and The Prudential Variable Contract Real Property Account, page 15.

Risks Associated with the Variable Investment Options

Each of the variable investment options is a subaccount of the Prudential Variable Appreciable Account other than the Real Property Account, which invests in the “Partnership”. Each subaccount invests in Portfolio shares of the Series Fund which is registered under the Investment Company Act of 1940. Each subaccount, and the Real Property Account, holds its assets separate from the assets of the other investment options, and each investment option has its own investment objective and policies, which are described in this prospectus and the prospectuses for the Series Fund and the Real Property Account. The income, gains and losses of one investment option generally have no effect on the investment performance of any other. For an additional discussion of the portfolios of the Series Fund, please see The Prudential Series Fund, Inc. on page 12.

We do not promise that the variable investment options will meet their investment objectives. Amounts you have allocated to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the portfolios in which the subaccounts invest. You bear the investment risk that the variable investment options may not meet their investment objectives. Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and Contract charges are deducted, you experience a negative return.

Learn More about the Variable Investment Options

Before allocating amounts to the variable investment options, you should read the current Series Fund and The Real Property Account prospectus for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”), a stock life insurance company, founded in 1875 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states. Prudential’s principal Executive Office is located at 751 Broad Street, Newark, New Jersey 07102.

The Prudential Variable Appreciable Account

We have established a separate account, The Prudential Variable Appreciable Account (the “Account”), to hold the assets that are associated with the Contracts. The Account was established on August 11, 1987 under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust, which is a type of investment company. The Account meets the definition of a “separate account” under the federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets.

Prudential is also the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Account’s assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time these additional assets may be withdrawn by Prudential. Prudential will consider any possible adverse impact the withdrawal might have on the Account before making any such withdrawal.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Prudential.

Currently, you may invest in one or a combination of 14 available subaccounts. When you choose a subaccount, we purchase shares of the Series Fund which are held as an investment for that option. We hold these shares in the Account. Prudential may add additional subaccounts in the future.

The Prudential Series Fund, Inc.

The Prudential Series Fund, Inc. (the “Series Fund”) is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity Contracts. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Prudential to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.

The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the Series Fund subaccounts. There is no assurance that the investment objectives of the Series Fund portfolios will be met.

Listed below are the available portfolios of the Series Fund, their investment objectives, and their investment advisers.

The Prudential Series Fund, Inc. Portfolios:

o    Conservative   Balanced  Portfolio:   The  investment  objective  is  a  total  investment  return  consistent  with  a conservatively  managed diversified  portfolio.  The Portfolio invests in a mix of equity securities,  debt obligations and money market instruments.

o    Diversified  Bond  Portfolio:  The  investment  objective is a high level of income over a longer term while  providing reasonable  safety of capital.  The Portfolio  normally invests at least 80% of its investable  assets in higher grade debt obligations and high quality money market  investments.  The Portfolio may invest up to 20% of its investable  total assets in debt securities issued outside the U.S., by U.S. or foreign issuers.

o    Equity  Portfolio:  The investment  objective is long-term growth of capital.  The Portfolio  normally invests at least
     80% of its  investable  assets in common stocks of major  established  corporations  as well as smaller  companies  that we believe  offer  attractive  prospects of  appreciation.  The  Portfolio may invest up to 30% of its total assets in foreign securities.

o    Flexible Managed  Portfolio:  The investment  objective is a high total return consistent with an aggressively  managed diversified  portfolio.  The  Portfolio  invests  in a  mix  of  equity  securities,  debt  obligations  and  money  market instruments.

o    Global  Portfolio:  The  investment  objective is  long-term  growth of capital.  The  Portfolio  invests  primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o    Government  Income Portfolio:  The investment  objective is a high level of income over the longer term consistent with the  preservation  of capital.  The Portfolio  normally  invests at least 80% of its investable  assets in U.S.  Government securities,  including  intermediate  and long-term U.S.  Treasury  securities and debt  obligations  issued by agencies or
     instrumentalities   established  by  the  U.S.  Government,   mortgage-related   securities,  and  collateralized  mortgage
     obligations.

o    High Yield Bond Portfolio:  The investment  objective is a high total return.  The Portfolio  normally invests at least
     80% if its  investable  assets in high  yield/high  risk debt  securities.  The Portfolio may invest up to 20% of its total assets in foreign debt obligations.

o    Jennison  Portfolio:  The  investment  objective is long-term  growth of capital.  The Portfolio  invests  primarily in equity securities of major,  established  corporations that we believe offer above-average growth prospects.  The Portfolio may invest up to 30% of its total assets in foreign securities.

o    Money Market  Portfolio:  The investment  objective is maximum current income  consistent with the stability of capital and the maintenance of liquidity.  The Portfolio  invests in high quality  short-term  money market  instruments  issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

o    Natural  Resources  Portfolio:  The  investment  objective  is  long-term  growth of capital.  The  Portfolio  normally invests at least 80% of its investable  assets in common stocks and convertible  securities of natural  resource  companies and securities that are related to the market value of some natural resource.

o    Small  Capitalization  Stock Portfolio:  The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded  companies with small market  capitalizations.  The Portfolio attempts to duplicate  the price and yield  performance  of the  Standard  & Poor's  Small  Capitalization  600 Stock  Index  (the "S&P
     SmallCap 600 Index") by  investing at least 80% of its  investable  assets in all or a  representative  sample of stocks in the S&P SmallCap 600 Index.

o    Stock Index  Portfolio:  The investment  objective is investment  results that generally  correspond to the performance of  publicly-traded  common  stocks.  The Portfolio  attempts to duplicate the price and yield of the Standard & Poor's 500
     Composite Stock Price Index (the "S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.

o    Value Portfolio:  The investment  objective is capital  appreciation.  The Portfolio invests primarily in common stocks that we believe  are  undervalued-those  stocks that are  trading  below their  underlying  asset  value,  cash  generating ability, and overall earnings and earnings growth.

o    Zero Coupon Bond  Portfolio - 2005:  The  investment  objective is the highest  predictable  compound  investment for a specific  period of time,  consistent  with the  safety of  invested  capital.  The  Portfolio  invests at least 80% of its investable  assets in debt  obligations  of the United  States  Treasury  and  corporations  that have been issued  without interest  coupons or have been stripped of their interest  coupons,  or have interest  coupons that have been stripped from the debt obligations.

Prudential Investments LLC (“PI”), an indirect wholly-owned subsidiary of Prudential Financial, serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI’s business address is, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Prudential Investment Management, LLC. (“PIM”), a wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the Government Income, the High Yield Bond, the Money Market, the Small Capitalization Stock, and the Stock Index Portfolios. PIM’s business address is, Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

GE Asset Management Incorporated (“GEAM”) serves as the sub-adviser to a portion of the assets of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. GEAM’s business address is 3003 Summer Street, Stamford, Connecticut 06904.

Jennison Associates LLC (“Jennison”), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Global, the Jennison, and the Natural Resources Portfolios. Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio. Jennison’s business address is 466 Lexington Avenue, New York, New York 10017.

Salomon Brothers Asset Management, Inc. (“Salomon”) serves as a sub-adviser for a portion of the assets of the Equity Portfolio. Salomon is a part of the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon’s business address is 125 Broad Street, New York, New York 10004.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each sub-adviser out of the fee that PI receives from the Series Fund. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees.

In the future it may become disadvantageous for both variable life insurance and variable annuity Contract separate accounts to invest in the same underlying mutual fund. Neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage. The Series Fund’s Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)      changes in state insurance law;
(2)      changes in federal income tax law;
(3)      changes in the investment management of any portfolio of the Series Fund; or
(4)      differences between voting instructions given by variable life insurance and variable annuity Contract owners.

A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

An affiliate of each of the Funds may compensate Prudential based upon an annual percentage of the average assets held in the Fund by Prudential under the Contracts. These percentages may vary by Fund and/or Portfolio, and reflect administrative and other services we provide.

Voting Rights

We are the legal owner of the shares in the Series Fund associated with the subaccounts. However, we vote the shares in the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Series Fund in its own right, it may elect to do so.

Prudential may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund’s portfolios, or to approve or disapprove an investment advisory Contract for the Series Fund. In addition, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Series Fund’s portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

Substitution of Portfolios

We may cease to allow investments in existing funds. We do this only if events such as investment policy changes or tax law changes make the mutual fund unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

You may choose to allocate, either initially or by transfer, all or part of your Contract Fund to the fixed rate option. This amount becomes part of Prudential’s general account. Prudential’s general account consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 4%. Prudential is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers from the fixed rate option are subject to strict limits. See Transfers, page 23. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds Are Paid, page 25.

The Prudential Variable Contract Real Property Account

The Real Property Account is a separate account of Prudential. This account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life and Pruco Life of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. It is not registered as an investment company under the 1940 Act and is therefore not subject to the same regulation as the Series Fund. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.

The Partnership has entered into an investment management agreement with Prudential Investment Management, Inc. (“PIM”), under which PIM selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership’s investment objectives, and all other aspects of the Real Property Account’s and the Partnership’s operations is contained in the attached prospectus for the Real Property Account. It should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

CHARGES AND EXPENSES

The total amount invested at any time in the Contract Fund consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans, page 29. Most charges, although not all, are made by reducing the Contract Fund.

Charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will vary by resident state and locality. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes. This section provides a more detailed description of each charge that is described briefly in the chart on page 1.

In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that Prudential is entitled to make under the Contract. The “current charge” is the lower amount that Prudential is now charging. However, if circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Sales Load Charges

A sales charge, often called a “sales load”, is deducted to pay part of the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the “primary annual premium”. The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge, see Taxes Attributable to Premiums, page 18, and see Deduction from Premiums, page 18) and less the $3 part of the monthly deduction. See Monthly Deductions from Contract Fund, page 18. The sales load is charged whether the Contract owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. At present this sales charge is made only during the first five Contract years or five years after an increase. However, Prudential reserves the right to make this charge in all Contract years. To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium for each of the first five Contract years and it may, but probably will not, continue to be charged after that.

There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract year or 10 years from an increase in the face amount of insurance. It is often described as a contingent deferred sales load (“CDSL”) and is described under Surrender Charges, below.

Surrender Charges

Prudential charges additional sales load, the contingent deferred sales load (“CDSL”), if the Contract lapses or is surrendered during the first 10 Contract years or 10 years from an increase in the face amount of insurance, or if a withdrawal is made under a Form A Contract during that 10 year period. No such charge is applicable to the death benefit, no matter when it may become payable. Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first five Contract years the charge will be equal to 50% of the first year’s primary annual premium. The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge, see Taxes Attributable to Premiums, page 18, and see Deduction from Premiums, page 18), and less the $3 part of the monthly administrative charge. See Monthly Deductions from Contract Fund, page 18. In the next five Contract years that percentage is reduced uniformly on a daily basis until it reaches zero on the 10th Contract anniversary. Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year’s primary annual premium, for Contracts surrendered at the end of year seven, the maximum deferred sales charge will be 30% of the first year’s primary annual premium, and so forth.

The contingent deferred sales load is also subject to a further limit at older issue ages (approximately above age 67) in order to comply with certain requirements of state law. Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of face amount.

The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in item (c) under Monthly Deductions from Contract Fund, page 18.)

The limitation is based on a Guideline Annual Premium (“GAP”) that is associated with every Contract. The GAP is an amount, generally larger than the gross annual Scheduled Premium for the Contract, determined actuarially in accordance with a definition set forth in a regulation of the Securities and Exchange Commission. The maximum aggregate sales load that Prudential will charge (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to five GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then the charge, to the extent of any excess, will not be made.

The following table shows the sales loads that would be paid by a 35 year old man under a Form B Contract with $100,000 face amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract. If the Contract is partially surrendered or the face amount is decreased during the first 10 years, a proportionate amount of the contingent deferred sales charge will be deducted from the Contract Fund.

   ---------------------------------------------------------------------------------------------------------------------
                                        Maximum Percentages for Surrender Charges
   ---------------------------------------------------------------------------------------------------------------------
------------------------ --------------------- --------------------- ---------------- ------------ -------------------

                                                                                                       Cumulative
      Surrender,              Cumulative            Cumulative         Contingent        Total      Total Sales Load
      Last Day of         Scheduled Premiums   Sales Load Deducted   Deferred Sales   Sales Load    as Percentage of
       Year No.                  Paid           from Contract Fund        Load                         Scheduled
                                                                                                     Premiums Paid
------------------------ --------------------- --------------------- ---------------- ------------ -------------------
------------------------ --------------------- --------------------- ---------------- ------------ -------------------

           1                   $ 894.06              $ 49.56             $218.66        $268.22          30.00%
           2                   1,788.12                 99.12             367.64         466.76          26.10%
           3                   2,682.18                148.68             398.55         547.23          20.40%
           4                   3,576.24                198.24             414.00         612.24          17.12%
           5                   4,470.30                247.80             414.00         661.80          14.80%
           6                   5,364.36                247.80             331.00         578.80          10.79%
           7                   6,258.42                247.80             248.00         495.80            7.92%
           8                   7,152.48                247.80             166.00         413.80            5.79%
           9                   8,046.54                247.80               83.00        330.80            4.11%
          10                   8,940.60                247.80                0.00        247.80            2.77%
------------------------ --------------------- --------------------- ---------------- ------------ -------------------

The percentages shown in the last column will not be appreciably different for insureds of different ages.

Prudential deducts an administrative charge of $5 per $1,000 of face amount of insurance upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured’s rating class, and establishing records. However, this charge is reduced beginning on the Contract’s fifth anniversary and declines daily at a constant rate until it disappears entirely on the 10th Contract anniversary or 10 years from an increase in the face amount of insurance. If the Contract is partially surrendered or the face amount is decreased during the first 10 years, we will deduct a proportionate amount of the charge from the Contract Fund.

Cost of Insurance

We deduct, monthly, a cost of insurance (“COI”) charge proportionately from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund — significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables Prudential to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s death benefit exceeds the Contract Fund (“net amount at risk”) under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, charges, and simplified underwriting. For example, if we are using simplified underwriting, which would cause a healthy individual to pay more than a substantially similar policy using a different underwriting method, the COI rates are higher for healthy individuals under this underwriting method than a similar policy using a different underwriting method. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables and an insured’s current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. At most ages, Prudential’s current COI rates are lower than the maximum rates. Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk. For additional information, see Increases in Face Amount, page 26.

Certain Contracts, for example Contracts issued in connection with tax-qualified pension plans, may be issued on a “guaranteed issue” basis and may have current mortality charges which are different from those mortality charges for Contracts which are individually underwritten. These Contracts with different current mortality charges may be offered to categories of individuals meeting eligibility guidelines determined by Prudential.

Deduction from Premiums

We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.

Taxes Attributable to Premiums

We deduct a charge for taxes attributable to premiums from each premium payment. That charge is currently made up of two parts. The first part is a charge for state and local premium-based taxes. The tax rate varies from state to state, generally ranging from 0% to 5% (in some instances may exceed 5%) of the premium received by Prudential. The second part is a charge for federal income taxes measured by premiums, and it is equal to 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in Prudential’s federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax.

Monthly Deductions from Contract Fund

Prudential deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a)  An  administrative  charge of $3 plus $0.03 per $1,000 per month of face amount of  insurance,  including any increases in the face amount,  is deducted each month.  Thus,  for a Contract  with $75,000 face amount,  the charge is $3 plus $2.25 for a total of $5.25.  The charge is intended  to pay for  processing  claims,  keeping  records,  and  communicating  with
     Contract  owners.  The current  charge for  Contracts  with face  amounts  greater  than  $100,000 is lower.  The $0.03 per
     $1,000  portion of the charge is reduced to $0.01 per $1,000 for that part of the face amount  that  exceeds  $100,000  and will not exceed $12.

(b)  A charge  of $0.01  per  $1,000  of face  amount  of  insurance  is made to  compensate  us for the risk we  assume  by guaranteeing  that, no matter how unfavorable  investment  experience may be, the death benefit will never be less than the guaranteed  minimum  death  benefit,  so long as Scheduled  Premiums are paid on or before the due date or during the grace period.  This charge and the administrative charge described in (a) above may be calculated together.

(c)  If an insured is in a substandard risk  classification (for example, a person in a hazardous  occupation),  we increase the Scheduled Premium and the additional charges will be deducted monthly.

(d)  A charge may be  deducted  to cover  federal,  state or local  taxes  (other  than  "taxes  attributable  to  premiums"
     described  above) that are imposed upon the  operations of the Account.  At present no such taxes are imposed and no charge is made.

The earnings of the Account are taxed as part of the operations of Prudential. Currently, no charge is being made to the Account for Prudential’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Taxes Attributable to Premiums, above. Prudential reviews the question of a charge to the Account for Company federal income taxes periodically. We may make such a charge in the future for any federal income taxes that would be attributable to the Contracts.

Daily Charges

Each day we deduct a charge from the assets of each of the subaccounts and/or the Real Property Account (the “variable investment options”) in an amount equivalent to an effective annual rate of 0.90%. For Contracts with face amounts of $100,000 or more, the current charge is 0.60%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than we estimated when we determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Prudential estimated in fixing its administrative charges.

Transaction Charges

(a)   We currently  charge an  administrative  processing  fee equal to the lesser of $15 or 2% of the  withdrawal  amount in connection with each withdrawal.

(b)   We may charge an administrative processing fee of up to $15 for any change in basic insurance amount.

(c)   We may charge an administrative processing fee of up to $150 for Living Needs Benefit payments.

Portfolio Charges

Charges are deducted from and expenses are paid out of the assets of the variable investment options are described in the prospectuses for those investment options.

Rider Charges

Contract owners may be able to obtain additional benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a “rider” to the Contract. If the Contract includes riders, we make monthly deductions from the Contract Fund for charges applicable to those riders. A deduction will also be made if the rating class of the insured results in an extra charge. See Expense Chart titled Periodic Contract Optional Rider Charges Other Than The Funds’ Operating Expenses for various riders, on page 2, and see RIDERS page 20.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Unless a different owner is named in the application, the Contract owner is the insured. If a different Contract owner is named, we will show that Contract owner in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date you signed the request.

While the insured is living, the Contract owner alone is entitled to any Contract benefit and value, and to the exercise of any right and privilege granted by the Contract or by us. For example, the Contract owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you signed the request. But if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. Any beneficiary’s interest is subject to the rights of any assignee we know of. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state, or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Prudential’s consent. Prudential assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date except when any change is made in the Contract that requires Prudential’s approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

Misstatement of Age or Sex

If the insured’s stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Prudential will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

Settlement Options

The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account. Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes an individual account within its Alliance Account in the name of the beneficiary and makes all payments necessary to satisfy such obligations. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, Prudential will pay no more under the Contract than the sum of the premiums paid. If the insured, whether sane or insane, dies by suicide within two years from the effective date of an increase in the face amount of insurance, Prudential will pay, with respect to the amount of the increase, no more than the sum of the Scheduled Premiums attributable to the increase.

RIDERS

Contract owners may be able to obtain additional benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a “rider” to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured’s spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Any Prudential representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Prudential upon written request.

Under other riders, which provide a fixed amount of term insurance in exchange for increasing total scheduled annual premiums, the amount payable upon death of the insured may be substantially increased for a given total initial annual premium. The rider may be appropriate for Contract owners who reasonably expect their incomes to increase regularly so that they will be able to afford the increasing scheduled annual premiums or who may be willing to rely upon their future Contract Fund values to prevent the Contract from lapsing in later years.

Any Prudential representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Prudential upon written request.

Living Needs Benefit Rider — The Living Needs Benefit(sm) is available on your Contract. The benefit may vary by state. There is no charge for adding the benefit to a Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract’s death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract’s cash surrender value. One or both of the following options may be available. You should consult with a Prudential representative as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

All or part of the Contract’s death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Prudential reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Prudential can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of November 12, 2001, Prudential no longer offered these Contracts for sale. Generally, the Contract was issued on insureds below the age of 81. You could have applied for a minimum initial guaranteed death benefit of $75,000; however, higher minimums applied to insureds over the age of 75. Insureds 14 years of age or less may have applied for a minimum initial guaranteed death benefit of $50,000, which will increase by 50% at age 21. Before issuing any Contract, Prudential required evidence of insurability, which may have included a medical examination. Non-Smokers who met preferred underwriting requirements were offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example, a Contract issued in connection with a tax-qualified pension plan, may have been issued on a “guaranteed issue” basis and may have a lower minimum initial death benefit than a Contract which was individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

The Contract will not lapse because of unfavorable investment experience if you pay your Scheduled Premiums when due and take no withdrawals or have no outstanding loans. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date. If you pay premiums monthly, each year you will receive a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with Prudential’s consent.

You may elect to have monthly premiums paid automatically under the “Pru-Matic Premium Plan” by pre-authorized transfers from a bank checking account. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer’s payroll.

Your Contract shows two Scheduled Premium amounts. The first or initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract’s seventh anniversary, whichever is later (the “Premium Change Date”). The second Scheduled Premium Amount will be lower than the maximum amount stated in your Contract if your Contract Fund, net of any excess premiums, on the Premium Change Date is higher than it would have been had: (1) all Scheduled Premiums been paid when due; (2) maximum contractual charges been deducted; and (3) only a net rate of return of 4% been earned. We will tell you what your second Scheduled Premium amount will be. For examples of what the second Scheduled Premium might be, see Footnote 3 to the tables on pages T1 and T2.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Prudential will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT, page 30. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions which would otherwise not be taxable events may be subject to federal income taxation. See Tax Treatment of Contract Benefits, page 32.

If you choose to add a “rider” to your Contract that provides additional benefits (see RIDERS, page 20), the Scheduled Premium may be increased. Some riders provide additional term insurance in a stated amount that does not vary with investment experience. One of these “term riders” also allows you to choose different insurance amounts in different years. For these riders, you may choose to pay a billed premium higher than your initial Scheduled Premium. Under some circumstances, this could result in a higher cash surrender value and death benefit than if the same premium had been paid under a Contract with the same death benefit but without the rider. After several years, however, even if the billed premiums are paid on time, the Contract could lose its guarantee against lapse. It could also have lower cash surrender values after many more years.

You may choose a level premium option. In that case, the Scheduled Premium, (the amount of which can be quoted by your Prudential representative), will be higher and it will not increase at age 65 (or seven years after issue, if later). The Contract will not lapse because of unfavorable investment experience if the level Scheduled Premium is paid within 61 days after the scheduled premiums are due (or missed premiums are paid later with interest) and there are no withdrawals.

Prudential will generally accept any premium payment of at least $25. Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. The flexibility of premium payments provides Contract owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the death benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation.

Unless you elect otherwise, your Contract will include a “waiver of premium” provision under which Prudential will pay your Scheduled Premiums if you incur a disability before age 60 that lasts over six months. If the disability begins after you become 60 and before you are 65, premiums will be paid only until the first Contract anniversary following your 65th birthday. The waiver of premium provision does not apply if you become disabled after your 65th birthday.

Allocation of Premiums

On the Contract Date, Prudential deducts a $2 processing charge and the charge for taxes attributable to premiums from the initial premium, and the first monthly charges are made. See CHARGES AND EXPENSES, page 16. The remainder of the initial premium will be allocated on the Contract Date among the subaccounts, the fixed rate option or the Real Property Account according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at a Service Office, but not earlier than the Contract Date. Each subsequent premium payment, after the deductions from premiums, will be invested as of the end of the valuation period in which it is received in Good Order at a Service Office in accordance with the allocation previously designated. The valuation period is the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums among the investment options. If any portion of a premium is allocated to a particular subaccount, to the fixed rate option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 331/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.

Transfers

If the Contract is not in default, you may, up to 4 times each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed rate option or to the Real Property Account. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. There is no charge. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment, page 20.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Currently, certain transfers effected systematically under the dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers. In the future, we may count such transfers towards the limit.

Transfers among subaccounts will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Prudential cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

All the shares held by the Zero Coupon Bond subaccount in the corresponding portfolio of the Series Fund will be redeemed on the liquidation date of that subaccount. The proceeds of the redemption applicable to each Contract will be transferred to the Money Market Subaccount unless the Contract owner directs that it be transferred to another investment option[s]. A transfer that occurs upon the liquidation date of a Zero Coupon Bond subaccount will not be counted as one of the four permissible transfers in a Contract year. The liquidation date of the Zero Coupon Bond 2005 Portfolio is November 15, 2005.

Only one transfer from the fixed rate option will be permitted during each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed rate option each year is currently the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Service Office. Prudential may change these limits in the future. Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the investment option or to the disadvantage of other Contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. If we exercise this right at the time of a transfer request, we will immediately notify you.

Any restrictions on transfers will be applied uniformly to all persons who own Contracts like this one, and will not be waived.

Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging (“DCA”). If you wish, premiums may be allocated to the portion of the Money Market Subaccount used for this feature (the “DCA account”). Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market subaccount and the fixed rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Prudential’s discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at Prudential’s discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange (“NYSE”) is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market subaccount. Currently there is no charge for using the DCA feature.

DEATH BENEFITS

Contract Date

If the minimum initial premium is received before the Contract is issued, the premium will be applied as of the Contract Date. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed. If the minimum initial premium is received on or after the Contract Date, it will be applied as of the date of receipt in Good Order at a Service Office. It may be advantageous for a Contract owner to have an earlier Contract Date when that will result in Prudential using a lower issue age in determining the Scheduled Premium amount. Prudential will permit a Contract to be back-dated up to six months but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt in Good Order at a Service Office and will deduct any charges due on or before that date.

When Proceeds Are Paid

We will generally pay any death benefit, cash surrender value, loan proceeds or partial withdrawal within seven days after receipt at a Service Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Service Office. However, we may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account’s assets is not reasonably practicable because: (1) the New York Stock Exchange is closed for other than a regular holiday or weekend; (2) trading is restricted by the SEC; or (3) the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed rate option, and with respect to a Contract in-force as extended term insurance, we expect to pay the cash surrender value promptly upon request. However, we have the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% a year if we delay such a payment for more than 30 days (or a shorter period if required by applicable law).

Types of Death Benefit

Two forms of the Contract were available. The Scheduled Premiums shown in the Contract will be the same for a given insured, regardless of which Contract Form you have. Contract Form A has a death benefit equal to the initial face amount of insurance. The death benefit in a Form A Contract does not vary with the investment performance of the investment options you selected, unless the death benefit is increased to ensure that the Contract meets the Internal Revenue Code’s definition of life insurance. Favorable investment results on the assets related to the Contract and payment of greater than Scheduled Premiums will generally result in an increase in the cash surrender value.

Contract Form B also has an initial face amount of insurance but favorable investment performance and payment of greater than Scheduled Premiums generally result in an increase in the death benefit and, over time, in a lesser increase in the cash surrender value than under the Form A Contract. Unfavorable investment performance will result in decreases in the death benefit (but never below the face amount stated in the Contract) and in the cash surrender value.

Assuming there is no Contract debt, the Death Benefit under a Form B Contract will, on any given day, be equal to the face amount of insurance, plus the amount, if any, by which the Contract Fund exceeds the Tabular Contract Fund Value for the Contract.

You should select the form that best meets your needs and objectives. All permanent insurance provides both protection for beneficiaries in the event of death and the opportunity to accumulate savings for possible use in later years.

Contract owners should choose Contract Form B if they prefer to have favorable investment results and greater than Scheduled Premiums reflected in part in the form of an increased death benefit. Contract owners should choose Contract Form A if they are satisfied with the amount of their insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing cash surrender values.

In choosing a Contract form, you should also consider whether you intend to use the withdrawal feature. Purchasers of Form A Contracts should note that an early withdrawal may result in a portion of the surrender charge being deducted from the Contract Fund. Furthermore, a purchaser of a minimum face amount Form A Contract cannot make withdrawals unless the Contract’s death benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance. Purchasers of Form B Contracts will not incur a surrender charge for a withdrawal and are not precluded from making withdrawals if they purchase a minimum face amount Contract. See Withdrawals, page 28. Withdrawal of part of the cash surrender value may have tax consequences, see Tax Treatment of Contract Benefits, page 32.

Increases in Face Amount

You may increase the amount of your insurance by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit), subject to state approval and underwriting requirements determined by Prudential. An increase in face amount in many ways is similar to the purchase of a second Contract. It differs in the following respects:

(1)      the minimum permissible increase is $25,000,  while the minimum for a new Contract was $75,000;
(2)      monthly fees are lower because only a single $3 per month administrative charge is made rather than two;
(3)      a combined  premium payment results in deduction of a single $2 per premium  processing  charge while separate  premium payments for separate Contracts would involve two charges;
(4)      the  monthly  expense  charge of $0.03 per  $1,000 of face  amount  may be lower if the  increase  is to a face  amount greater than $100,000; and
(5)      the Contract will lapse as a unit, unlike the case if two separate Contracts are purchased.

Despite these differences, the decision to increase face amount is comparable to the purchase of a second Contract in that it involves a commitment to higher Scheduled Premiums in exchange for greater insurance benefits.

You may elect to increase the face amount of your Contract no earlier than the first anniversary of the Contract. The following conditions must be met:

(1)      you must ask for the increase in writing on an appropriate form;
(2)      the amount of the increase in face amount  must be at least $25,000;
(3)      the insured must supply evidence of insurability for the increase satisfactory to Prudential;
(4)      if we request, you must send in the Contract to be endorsed;
(5)      the Contract must not be in default on the date the increase takes effect;
(6)      you must pay an appropriate premium at the time of the increase;
(7)      Prudential has the right to deny more than one increase in a Contract year; and
(8)      if between the Contract  Date and the date that your  requested  increase in face amount would take effect,  Prudential has changed any of the bases on which  benefits and charges are  calculated  for newly issued  Contracts,  then we have the right to deny the increase.

An increase in face amount resulting in a total face amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a non-smoker, which provides lower current cost of insurance rates.

Upon an increase in face amount, Prudential will recompute the Contract’s Scheduled Premiums, contingent deferred sales and administrative charges, tabular values, and monthly deductions from the Contract Fund. Within six months after the most recent Contract anniversary, you may choose, limited only by applicable state law, to whether the recomputation will be made as of the prior or next Contract anniversary. Requests for increases received more than six months after the most recent Contract anniversary will be effective on the following anniversary. A payment will be required on the date of increase. The amount of the payment will depend, in part, on which Contract anniversary you select for the recomputation. Prudential will tell you the amount of the required payment. You should also note that an increase in face amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 32. Therefore, before increasing the face amount, you should consult your own tax advisor and a Prudential representative.

Provided the increase is approved, the new insurance will take effect once Prudential receives the proper forms, any medical evidence necessary to underwrite the additional insurance, and any amount needed by the company.

We will supply you with pages which show the increased face amount, the effective date of the increase, and the recomputed items described earlier. The pages will also describe how the face amount increase affects various provisions of the Contract. Including a statement that, for the amount of the increase in face amount, the period stated in the Incontestability and Suicide provisions (see Other General Contract Provisions, page 20) will run from the effective date of the increase.

In order to determine the sales load that will be charged after the increase and upon any subsequent lapse or surrender, the Contract is treated like two separate Contracts. A “base Contract” representing the Contract before the increase and an “incremental Contract” representing the increase viewed as a separate Contract. At the time of the increase, a certain portion of the Contract Fund may be allocated to the incremental Contract as a prepayment of premiums for purposes of the sales load limit. That portion is equal to the Guideline Annual Premium (“GAP”) of the incremental Contract divided by the GAP of the entire Contract after the increase. Premium payments made after the increase are also allocated between the base Contract and the incremental Contract for purposes of the sales load limit. A portion of each premium payment after the increase is allocated to the increase based on the GAP for the incremental Contract divided by the GAP for the entire Contract. A monthly deduction equal to 0.5% of the primary annual premium for each part of the Contract (i.e., the base and incremental Contracts, respectively) will be made until each part of the Contract has been in-force for five years, although Prudential reserves the right to continue to make this deduction thereafter. Similarly, the amount, if any, of sales charges upon lapse or surrender and the application of the overall limitation upon sales load, as described in item (a) under Surrender or Withdrawal Charges, page 16, will be determined as explained in that section as if there were two Contracts rather than one. Moreover, the contingent deferred administrative charge is also determined as if there were two separate Contracts. Thus, an owner considering an increase in face amount should be aware that such an increase will entail charges, including periodic sales load deductions and contingent deferred sales and administrative charges, comparable to the purchase of a new Contract.

If you elect to increase the face amount of your Contract you will receive a “free-look” right which will apply only to the increase in face amount, not the entire Contract. The right is comparable to the right afforded to a purchaser of a new Contract. The “free-look” right would have to be exercised no later than 45 days after execution of the application for the increase or, if later, within 10 days after either receipt of the Contract as increased or receipt of the withdrawal right notice by the owner. Upon exercise of the “free-look” right, you will receive a refund in the amount of the aggregate premiums paid since the increase was requested and attributable to the increase, not the base Contract, as determined pursuant to the proportional premium allocation rule described earlier. There will be no adjustment for investment experience. Charges deducted after the increase will be recomputed as though no increase had been effected. You may transfer the total amount attributable to the increase in face amount from the subaccounts or the Real Property Account to the fixed rate option at any time within two years after the increase in face amount.

Decreases in Face Amount

You may make a partial surrender of a Contract (see Surrender of a Contract, page 28) or a partial withdrawal of excess cash surrender value (see Withdrawals, page 28). You also have the option of decreasing the face amount (which is also the guaranteed minimum death benefit) of your Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance, without decreasing their current cash surrender value. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of $15 may be deducted from that value (unless that fee is separately paid at the time the decrease in face amount is requested). Your Contract Fund value, however, will be reduced by deduction of a proportionate part of the contingent deferred sales and administrative charges, if any. Scheduled Premiums for the Contract will also be proportionately reduced. Contracts with a reduced face amount will be amended to show the new face amount, tabular values, scheduled premiums, monthly charges, and, if applicable, the remaining contingent deferred sales and administrative charges.

The minimum permissible decrease is $10,000. A decrease will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the insured’s Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 22. A reduction will not be permitted if it would cause the Contract to fail to qualify as “life insurance” for purposes of section 7702 of the Internal Revenue Code. A Contract is no longer eligible for the Select Rating if the face amount is reduced below $100,000.

It is important to note, however, that if the face amount is decreased there is a danger the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 32. Before requesting any decreases in face amount, you should consult your own tax advisor and your Prudential representative.

CONTRACT VALUES

How a Contract’s Cash Surrender Value Will Vary

Your Contract has a cash surrender value which may be obtained while the insured is living by surrender of the Contract. Unlike traditional fixed-benefit whole-life insurance, however, a Contract’s cash surrender value is not known in advance because it varies daily with the investment performance of the subaccount[s] and/or Real Property Account in which the Contract participates.

On the Contract Date, the Contract Fund value is the invested portion of the initial premium less the first monthly deductions. This amount is placed in the investment option[s] designated by the owner. Thereafter, the Contract Fund value changes daily, reflecting increases or decreases in:

(1)      the value of the securities in which the assets of the subaccount[s] have been invested;
(2)      the investment performance of the Real Property Account if that option has been selected;
(3)      interest credited on amounts allocated to the fixed rate option;
(4)      the daily asset charge for  mortality  and expense risk equal to  0.001639% of the assets of the  subaccount[s]  of the
         Account; and
(5)      the subaccount of the Real Property Account relating to this Contract.

The Contract Fund value also changes to reflect the receipt of additional premium payments and the monthly deductions described in the preceding section.

A Contract’s cash surrender value on any date will be the Contract Fund value reduced by the deferred sales and administrative charges, if any, and any Contract debt. Upon request, Prudential will tell a Contract owner the cash surrender value of his or her Contract. It is possible that the cash surrender value of a Contract could decline to zero because of unfavorable investment experience, even if a Contract owner continues to pay Scheduled Premiums when due.

The tables on pages T1 and T2 of this prospectus illustrate what the cash surrender values would be for representative Contracts, assuming uniform hypothetical investment results in the selected Series Fund portfolio[s], and also provide information about the aggregate Scheduled Premiums payable under those Contracts. Also illustrated is what the death benefit would be under Form B Contracts given the stated assumptions. The two tables also show the premium amount that would be required on the premium change date to guarantee the Contract against lapse regardless of investment performance for each illustrated Contract under each of the assumed investment returns and assume maximum charges will be used throughout the lifetime of the insured. See ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS, page 35.

Surrender of a Contract

You may surrender your Contract, in whole or in part, for its cash surrender value while the insured is living. A partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its cash surrender value; the other is continued in-force on the same terms as the original Contract except that premiums will be based on the new face amount. You will be given a new Contract document. The cash surrender value and the guaranteed minimum death benefit of the new Contract will be proportionately reduced. The reduction is based upon the face amount of insurance. The face amount of the Contract must be at least equal to the minimum face amount applicable to the insured. Otherwise a partial surrender is not permitted. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 22.

To surrender a Contract, in whole or in part, you must deliver or mail the Contract with a written request in a form that meets Prudential’s needs, to a Service Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the end of the valuation period such a request is received in a Service Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 32.

Loans

You may borrow from Prudential up to the “loan value” of your Contract, using the Contract as the only security for the loan. The loan value is equal (1) 90% of an amount equal to the portion of the Contract Fund value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable, to the variable investment options that would be payable upon immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract Fund attributable to the fixed rate option and to prior loan[s] supported by the fixed rate option, minus the portion of any charges attributable to the fixed rate option that would be payable upon immediate surrender. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on the Contract.

If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with Prudential’s consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate Prudential determines at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The “Published Monthly Average” means Moody’s Corporate Bond Yield Average — Monthly Average Corporate, as published by Moody’s Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2003 ranged from 5.85% to 6.84%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract debt is the principal amount of all outstanding loans plus any interest accrued to date. If at any time your Contract debt exceeds the Contract fund, Prudential will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to keep the Contract in-force. If the policy is terminated for excess Contract debt, it can not be reinstated.

If you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT, page 30, and Tax Treatment of Contract Benefits — Pre-Death Distributions, page 32.

When a loan is made, an amount equal to the loan proceeds (the “loan amount”) is transferred out of the subaccounts and the Real Property Account (collectively, the “variable investment options”), and/or the fixed rate option to Prudential’s general account. The investment options will normally be reduced proportionally based on their balances at the time the loan is made. The loan amount is treated as part of the Contract Fund. While a fixed rate (5.5%) loan is outstanding, the loan amount will be credited with the daily equivalent of an annual return of 4% rather than with the actual rate of return of the variable investment options or the fixed rate option. While a loan made pursuant to the variable loan interest rate provision is outstanding, the loan amount will be credited with the daily equivalent of a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time Prudential fixes a new rate, the new interest rate will apply. When the loan is repaid, the repayment is made to the investment options.

The loan repayment is first divided between the variable investment options as a group and the fixed rate option in the same proportions used for the transfer at the time the loan was made. The portion of the loan repayment allocated to the variable investment options as a group is divided among those options proportionately based on their balances at the time of loan repayment. The portion of the loan repayment allocated to the fixed rate option will be credited with the lesser of the current rate applicable to new premium payments and the current rate applicable to the portion of the fixed rate option from which the loan was made.

Choosing the variable rate option may mean a higher outlay of cash when interest payments are made or when the loan is repaid, but it may also result in a greater increase in the Contract Fund value.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not affect the amount of the premiums due. If the death benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value otherwise payable.

A loan will have a permanent effect on a Contract’s cash surrender value and may have a permanent effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan balance while the loan is outstanding, the Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 32.

Withdrawals

Under certain circumstances, you may withdraw a portion of the Contract’s cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the Contract Fund after withdrawal must not be less than the Tabular Contract Fund value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.) Because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $2,000 under a Form A Contract (in which the death benefit is generally equal to the face-amount of insurance) and at least $500 under a Form B Contract (in which the death benefit varies daily). You may make no more than four withdrawals in each Contract year, and there is an administrative processing fee for each withdrawal equal to the lesser of $15 and 2% of the amount withdrawn. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page  32. A temporary need for funds may also be met by making a loan and you should consult your Prudential representative about how best to meet your needs.

Under a Form A Contract, the face amount of insurance is reduced by no more than the withdrawal amount. No partial withdrawal will be permitted under a Form A Contract if it would result in a new face amount of less than the minimum face amount applicable to the insured’s Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 22. If the face amount is decreased, there is a danger that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 32. Before making any withdrawal which causes a decrease in face amount, you should consult your Prudential representative. Also, if a withdrawal under a Form A Contract is made before the end of the 10th year, the Contract Fund may be reduced not only by the amount withdrawn but also by a proportionate amount of any surrender charges that would be made if the Contract were surrendered. The proportion is based on the percentage reduction in face amount. Form A Contract owners who make a partial withdrawal will be sent replacement Contract pages showing the new face amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.

Under a Form B Contract, the cash surrender value and Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is reduced accordingly. Neither the face amount of insurance nor the amount of Scheduled Premiums will be changed due to a withdrawal of excess cash surrender value under a Form B Contract. No surrender charges will be assessed for a withdrawal under a Form B Contract.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide for benefits under the Contract. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if Scheduled Premiums continue to be paid when due. This is because, Prudential treats withdrawals as a return of premium for purposes of determining whether a lapse has occurred.

LAPSE AND REINSTATEMENT

If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract’s variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.) This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, Prudential will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis. This payment must be received at a Service Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 32.

A Contract that has lapsed may be reinstated within five years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Prudential requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If a Contract does lapse, it may still provide some benefits. Those benefits are described under Options on Lapse, below.

Options on Lapse

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Prudential’s prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

1.	Fixed Extended Term Insurance. With two exceptions explained below, if you do not communicate at all with Prudential, life insurance coverage will continue for a length of time that depends on the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract debt on that date. The amount will not change while the insurance stays in-force. This benefit is known as extended term insurance. If you request, we will tell you in writing how long the insurance will be in effect. Extended term insurance has a cash surrender value, but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2.	Variable Reduced Paid-Up Insurance. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash surrender value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans, page 29. Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract. See Tax Treatment of Contract Benefits, below.

As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Prudential’s needs, within three months of the date of default; it will be available to such Contract owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

3.	Fixed Reduced Paid-Up Insurance. This insurance continues for the lifetime of the insured but at an insurance amount that is lower than that provided by fixed extended term insurance. It will increase in amount only if dividends are paid and it will decrease only if you take a Contract loan. Upon request, we will tell you what the amount of insurance will be. Fixed paid-up insurance has a cash surrender value and a loan value both of which will gradually increase in value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 32.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

o    you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

o    the  Contract's  death  benefit  will be income tax free to your  beneficiary.  However,  your death  benefit  could be subject to estate tax.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes — which will be applied uniformly to all Contract owners after advance written notice — that we deem necessary to ensure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

       Contracts Not Classified as Modified Endowment Contracts.

o        If you  surrender  the  Contract  or allow it to lapse,  you will be taxed on the amount  you  receive in excess of the premiums you paid less the untaxed  portion of any prior  withdrawals.  For this purpose,  you will be treated as receiving any portion of the cash surrender  value used to repay  Contract  debt. In other words,  you will immediately  have taxable  income to the extent of gain in the  Contract.  Reinstatement  of the Contract will not  eliminate the taxable  income which we are required to report to the Internal  Revenue  Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

o        Generally,  you will be taxed on a  withdrawal  to the extent the amount you receive  exceeds the premiums you paid for the Contract less the untaxed portion of any prior  withdrawals.  However,  under some limited  circumstances, in the first 15 Contract  years,  all or a portion of a withdrawal  may be taxed if the Contract  Fund exceeds the total premiums paid less the untaxed portions of any prior  withdrawals,  even if total withdrawals do not exceed total premiums paid.

o        Extra  premiums  for  optional  benefits and riders  generally  do not count in  computing  the  premiums  paid for the
         Contract for the purposes of determining whether a withdrawal is taxable.

o        Loans you take against the Contract are  ordinarily  treated as debt and are not  considered  distributions  subject to tax.

       Modified Endowment Contracts.

o        The rules change if the Contract is classified as a Modified  Endowment  Contract.  The Contract could be classified as a Modified  Endowment  Contract if  premiums  substantially  in excess of  scheduled  premiums  are paid or a decrease  in the face  amount  of  insurance  is made (or a rider  removed).  The  addition  of a rider or an increase  in the face  amount of  insurance  may also  cause the  Contract  to be  classified  as a  Modified
         Endowment  Contract.  You should first consult a qualified tax adviser and your Prudential  representative if you are contemplating any of these steps.

o        If the Contract is  classified as a Modified  Endowment  Contract,  then amounts you receive under the Contract  before the  insured's  death,  including  loans and  withdrawals,  are  included  in income to the  extent  that the
         Contract Fund before  surrender  charges  exceeds the premiums paid for the Contract  increased by the amount of any loans  previously  included in income and reduced by any untaxed  amounts  previously  received  other than the amount of any loans  excludable  from income.  An  assignment  of a Modified  Endowment  Contract is taxable  in  the  same  way.  These  rules  also  apply  to  pre-death  distributions,  including  loans  and assignments,  made during the two-year period before the time that the Contract  became a Modified  Endowment
         Contract.

o        Any  taxable  income on  pre-death  distributions  (including  full  surrenders)  is subject to a penalty of 10 percent unless  the  amount is  received  on or after age 59 1/2,  on account  of your  becoming  disabled  or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

o        All Modified  Endowment  Contracts  issued by us to you during the same calendar year are treated as a single  Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Prudential, to be considered the owner of the underlying assets. Because of this uncertainty, Prudential reserves the right to make such changes as it deems necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding.     You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Tax-Qualified Pension Plans

The tables on pages T1 and T2 of this prospectus illustrate what the cash surrender values would be for representative Contracts, assuming uniform hypothetical investment results in the selected Series Fund portfolio[s], and also provide information about the aggregate Scheduled Premiums payable under those Contracts. Also illustrated is what the death benefit would be under Form B Contracts given the stated assumptions. The two tables also show the premium amount that would be required on the premium change date to guarantee the Contract against lapse regardless of investment performance for each illustrated Contract under each of the assumed investment returns and assume maximum charges will be used throughout the lifetime of the insured. See LAPSE AND REINSTATEMENT, page 30. Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized in 2003 (Prusec is a successor company to Pruco Securities Corporation, established in 1971) under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec retained no commissions during the past three years for serving as principal underwriter of the variable insurance contracts issued by Prudential.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

Commissions are paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Prusec passes though 100% of commissions to its registered representatives. For more information, see DISTRIBUTION AND COMPENSATION in the Statement of Additional Information to this prospectus.

In addition, in an effort to promote the sale of our products (which may include the placement of our Contracts on a preferred or recommended company or product list and / or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the separate account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

LEGAL PROCEEDINGS

The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company’s practices and proceedings that are typical of the businesses in which we operate, including in both cases businesses that we have divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company retained all liabilities for the litigation associated with our discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999) or commenced within two years of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company’s former managed care operations and assert nationwide classes. In October, 2000, by Order of the Judicial Panel on Multi-district Litigation, class actions brought by policyholders and physicians were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. The policyholder actions have been resolved. The class actions brought by the physicians allege, among other things, breach of contract, violations of ERISA, violations of and conspiracy to violate RICO, and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. In September 2002, the court granted plaintiffs’ motion for certification of a nationwide class of physicians. The Company and the other managed care defendants have appealed the certification to the United States Court of Appeals for the Eleventh Circuit. That appeal is pending.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including the Company and other affiliated entities, who invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws and constitutes a fraudulent conveyance. The complaint alleges that the Company received prepayments of approximately $100 million.

The Company’s litigation is subject to many uncertainties, and given its complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company’s financial position.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following tables (T1 through T2) show how a Contract’s death benefit and cash surrender values change with the investment performance of the Account. They are “hypothetical” because they are based, in part, upon several assumptions which are described below. The two tables assume the following:

o    a Contract with a face amount of $75,000  bought on or after December 31, 1998 by a 30 year old male,  Preferred,  with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o    the  Scheduled  Premium  of $1,200 is paid on each  Contract  anniversary,  the  deduction  for taxes  attributable  to premiums is 7.25% and no loans are taken.

o    maximum contractual charges,  before any fee waivers,  reimbursement of expenses,  or expense reductions,  if any, have been made.

o    the Contract Fund has been  invested in equal amounts in each of the 14 available  portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed rate option or the Real Property Account.

The tables are not applicable to Contracts issued on a guaranteed issue basis or to Contracts where the risk classification is on a multiple life basis.

The first table (page T1) assumes a Form A Contract has been purchased and the second table (page T2) assumes a Form B Contract has been purchased. Both assume maximum Contractual charges have been made from the beginning. See CHARGES AND EXPENSES, page 16.

Under the Form B Contract, the death benefit changes to reflect investment returns. Under the Form A Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in death benefit is necessary for the Contract to satisfy the Internal Revenue Code’s definition of life insurance. See Types of Death Benefit, page 25.

Finally, there are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 6% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience.

The first column in the following two tables (pages T1 and T2) show the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the 14 portfolios of 0.54%, and the daily deduction from the Contract Fund of 0.90% per year. Thus, based on the above assumptions, gross investment returns of 0%, 6% and 12% are the equivalent of net investment returns of -1.44%, 4.56% and 10.56%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.54% and will depend on which subaccounts are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.

The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. Because of this, we strongly recommend periodic Contract reviews with your Prudential representative. Reviews are an excellent way to monitor the performance of the Contract against your expectations and to identify adjustments that may be necessary.

Your Prudential representative can provide you with a hypothetical illustration for a person of your own age, sex, and rating class.

                                                         ILLUSTRATIONS
                                                         -------------

                                          VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                 FORM A -- FIXED DEATH BENEFIT
                                                  MALE PREFERRED ISSUE AGE 30
                                                $75,000 GUARANTEED DEATH BENEFIT
                                          ASSUME $1,200 ANNUAL PREMIUMS EACH YEAR (2)
                                               USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)                                   Cash Surrender Value (1)
                                ------------------------------------------------------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year         Per Year (2)    (-1.44% Net)      (4.56% Net)     (10.56% Net)    (-1.44% Net)      (4.56% Net)     (10.56% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------  --------------
      1            $  1,248        $75,000          $ 75,000        $   75,000       $   328          $    391        $454
      2            $  2,546        $75,000          $ 75,000        $   75,000       $ 1,226          $  1,411        $1,603
      3            $  3,896        $75,000          $ 75,000        $   75,000       $ 2,131          $  2,499        $2,898
      4            $  5,300        $75,000          $ 75,000        $   75,000       $ 3,021          $  3,634        $4,326
      5            $  6,760        $75,000          $ 75,000        $   75,000       $ 3,895          $  4,819        $5,904
      6            $  8,278        $75,000          $ 75,000        $   75,000       $ 4,877          $  6,179        $7,771
      7            $  9,857        $75,000          $ 75,000        $   75,000       $ 5,843          $  7,592        $9,819
      8            $ 11,499        $75,000          $ 75,000        $   75,000       $ 6,789          $  9,058        $12,065
      9            $ 13,207        $75,000          $ 75,000        $   75,000       $ 7,718          $ 10,579        $14,532
     10            $ 14,984        $75,000          $ 75,000        $   75,000       $ 8,627          $ 12,158        $17,243
     15            $ 24,989        $75,000          $ 75,000        $  104,881       $12,229          $ 20,362        $34,668
     20            $ 37,163        $75,000          $ 78,346        $  160,648       $15,247          $ 30,388        $62,311
     25            $ 51,974        $75,000          $ 93,538        $  233,724       $17,502          $ 42,287        $105,664
     30            $ 69,994        $75,000          $107,329        $  330,804       $18,606          $ 55,994        $172,581
     35            $ 91,918        $75,000          $120,035        $  460,977       $17,887          $ 71,382        $274,134
     40            $115,014        $75,000          $125,844        $  629,459       $21,828          $ 84,018        $420,252
     45            $143,114        $75,000          $131,725        $  859,084       $21,229          $ 97,070        $633,067
     50            $177,302        $75,000          $138,906        $1,174,948       $11,443          $110,773        $936,986
     55            $218,897        $75,000          $146,471        $1,610,791       $     0          $124,380        $1,367,852
     60            $269,503        $75,000          $154,657        $2,219,072       $     0          $137,622        $1,974,642
     65            $331,074        $75,000          $163,724        $3,072,167       $     0          $153,100        $2,872,814
     70            $405,984        $75,000          $176,097        $4,328,300       $     0          $176,097        $4,328,300

  (1) Assumes no Contract loan has been made.

  (2) For a hypothetical gross investment return of 0%, the premium after age 65 will be $2,902.09. For a gross return of 6% the premium after age 65 will be $564.86. For a gross return of 12% the premium after age 65 will be $564.86.  The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 6%.  For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

      The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation.  The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years.  No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                               T1

                                          VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                FORM B -- VARIABLE DEATH BENEFIT
                                                  MALE PREFERRED ISSUE AGE 30
                                                $75,000 GUARANTEED DEATH BENEFIT
                                          ASSUME $1,200 ANNUAL PREMIUMS EACH YEAR (2)
                                               USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)                                   Cash Surrender Value (1)
                                ------------------------------------------------------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year         Per Year (2)    (-1.44% Net)      (4.56% Net)     (10.56% Net)    (-1.44% Net)      (4.56% Net)     (10.56% Net)
   ------       --------------  --------------    -------------   --------------  --------------    --------------  -------------
      1            $  1,248        $75,584          $ 75,647        $   75,710       $   304          $    367        $430
      2            $  2,546        $76,141          $ 76,325        $   76,517       $ 1,222          $  1,407        $1,599
      3            $  3,896        $76,670          $ 77,036        $   77,433       $ 2,125          $  2,492        $2,889
      4            $  5,300        $77,171          $ 77,782        $   78,471       $ 3,011          $  3,622        $4,311
      5            $  6,760        $77,644          $ 78,563        $   79,642       $ 3,880          $  4,799        $5,878
      6            $  8,278        $78,089          $ 79,383        $   80,964       $ 4,857          $  6,151        $7,732
      7            $  9,857        $78,506          $ 80,242        $   82,452       $ 5,816          $  7,552        $9,762
      8            $ 11,499        $78,894          $ 81,143        $   84,124       $ 6,754          $  9,003        $11,983
      9            $ 13,207        $79,254          $ 82,087        $   85,999       $ 7,673          $ 10,506        $14,418
     10            $ 14,984        $79,585          $ 83,077        $   88,102       $ 8,572          $ 12,063        $17,088
     15            $ 24,989        $80,819          $ 88,786        $  103,558       $12,098          $ 20,065        $34,231
     20            $ 37,163        $81,363          $ 95,991        $  158,852       $14,988          $ 29,616        $61,614
     25            $ 51,974        $81,285          $105,068        $  231,284       $17,040          $ 40,824        $104,561
     30            $ 69,994        $80,758          $116,470        $  327,492       $17,824          $ 53,536        $170,852
     35            $ 91,918        $80,160          $130,743        $  456,477       $16,597          $ 67,180        $271,458
     40            $115,023        $75,000          $129,026        $  623,343       $21,728          $ 76,905        $416,169
     45            $143,134        $75,000          $127,379        $  850,763       $23,008          $ 86,121        $626,936
     50            $177,336        $75,000          $126,727        $1,163,499       $15,959          $ 94,966        $927,855
     55            $218,947        $75,000          $126,672        $1,595,126       $     0          $103,021        $1,354,549
     60            $269,573        $75,000          $127,393        $2,197,517       $     0          $110,119        $1,955,461
     65            $331,168        $75,000          $129,206        $3,042,347       $     0          $119,030        $2,844,930
     70            $406,107        $75,000          $134,714        $4,286,308       $     0          $134,714        $4,286,308

  (1) Assumes no Contract loan has been made.

  (2) For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,259.89. For a gross return of 6% the premium after age 65 will be $566.47. For a gross return of 12% the premium after age 65 will be $564.86.  The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 6%.  For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

      The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation.  The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years.  No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                               T2

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC’s Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”), in lieu of sending a copy to each Contract owner that resides in the household. You should be aware that you can revoke or “opt out” of householding at any time by calling 1-877-778-5008.

Further information may also be obtained from Prudential. Its address and telephone number are on the inside front cover of this prospectus.

                                        DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

attained age- The insured's age on the Contract date plus the number of Contract years since then.

cash surrender value- The amount payable to the Contract owner upon surrender of the Contract.  It is equal to the Contract
Fund minus any Contract debt and applicable surrender charges.

Contract-The Prudential Variable Appreciable Life Insurance Policy, an individual variable life insurance Contract.

Contract anniversary-The same date as the Contract date in each later year.

Contract date-The date the Contract is issued, as specified in the Contract.

Contract debt- The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund-The total amount at any time credited to the Contract.  On any date, it is equal to the sum of the amounts in all variable investment options and the fixed rate option, and the principal amount of any Contract debt plus any interest earned.

Contract owner- You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year-A year that starts on the Contract date or on a Contract anniversary.

death benefit-The amount payable upon the death of the insured before the deduction of any outstanding Contract debt.

face amount-The amount[s] of life insurance as shown in the Contract's schedule of face amounts.

Fixed rate option- An investment option under which interest is accrued daily at a rate that Prudential declares periodically, but not less than an effective annual rate of 4%.

Good Order - An instruction received at our Service Office utilizing such forms,  signatures,  and dating as we require,  which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

issue age-The insured's age as of the Contract date.

loan value-The maximum amount that a Contract owner may borrow.

Monthly date-The Contract date and the same date in each subsequent month.

The Prudential Insurance Company of America - Us, we, our, Prudential.  The company offering the Contract.

The Prudential  Variable  Appreciable Account (the "Account")-A  separate account of Prudential  registered as a unit investment trust under the Investment Company Act of 1940.

The  Prudential  Series Fund,  Inc.  (the "Series  Fund")-A  mutual fund with separate  portfolios,  one or more of which may be chosen as an underlying investment for the Contract.

Schedule  Premiums-  Your  Contract  sets forth a Scheduled  Premium  which is payable  annually,  semi-annually,  quarterly  or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.

subaccount-An  investment  division  of the  Account,  the  assets  of which are  invested  in the  shares of the  corresponding portfolio of the Series Fund.

us, we, our-The Prudential Insurance Company of America ("Prudential").

valuation  period - The period of time from one  determination  of the value of the amount invested in a subaccount to the next.
Such  determinations  are made when the net asset values of the portfolios of the Series Fund are calculated,  which would be as of the close of regular trading on the New York Stock Exchange  (generally 4:00 p.m. Eastern time.)

variable  investment  option- Any of the portfolios  available in the Series Fund and/or The Prudential  Variable  Contract Real
Property Account.

you- The owner of the Contract.

To Learn More About Prudential’s Variable Appreciable Life

To learn more about The Prudential Variable Appreciable Life policy, you can request a copy of the Statement of Additional Information (“SAI”) dated May 1, 2004, or view online at www.prudential.com. See the Table of Contents of the SAI below.

                                                    TABLE OF CONTENTS OF THE
                                              STATEMENT OF ADDITIONAL INFORMATION

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 33-20000. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 942-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the The Prudential Variable Appreciable Life SAI, material incorporated by reference, and other information about Prudential. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102.

You can call us at 1-800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102-3777

Investment Company Act of 1940, Registration No. 811-5466.

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

The Prudential's Variable Appreciable Life Insurance
The Prudential Insurance Company of America

                                                                       Variable Appreciable Life(R)
                                                                           Insurance Contracts

This Statement of Additional Information in not a prospectus. Please review the Prospectus, which contains information concerning the Contracts described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-778-2255. You can also view the Statement of Additional Information located with the Prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the Prospectus.

                                                               The Prudential Insurance Company of America
                                                                            751 Broad Street
                                                                      Newark, New Jersey 07102-3777

The Date of this Statement of Additional Information and of the related Prospectus is May 1, 2004.

                                                                            TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

Description of The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U. S. Virgin Islands, and in all states.

Control of The Prudential Insurance Company of America

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract or policy. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

State Regulation

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Home Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Prudential has entered into an administrative agreement with First Tennessee Bank National Association (“First Express”), in which First Express provides remittance processing expertise and research and development capabilities providing Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $ 3,729,173 in 2003 $4,400,848 in 2002 and $4,500,284 in 2001 from Prudential for services rendered. First Tennessee Bank National Association’s principal business address is 165 Madison Avenue, Memphis, Tennessee 38103. A chart showing fees that Prudential pay for remittance processing is shown below.

--------------------------------------------------------------------------------------------------------------
                                         Remittance Processing Fees
--------------------------------------------------------------------------------------------------------------
------------------------------------------------------ ----------------- ------------------ ------------------

Total # of remittances per month                          Less than        4,500,001 to       Greater than
                                                          4,500,000          5,600,000          5,600,000
------------------------------------------------------ ----------------- ------------------ ------------------
------------------------------------------------------ ----------------- ------------------ ------------------

Power Encode and single item payments                       $.0906            $.0869             $.0817
------------------------------------------------------ ----------------- ------------------ ------------------
------------------------------------------------------ ----------------- ------------------ ------------------

Multiple item payments                                      $.1614            $.1408             $.1323
------------------------------------------------------ ----------------- ------------------ ------------------
------------------------------------------------------ ----------------- ------------------ ------------------

Unprocessable payments                                      $.0900            $.0900             $.0900
------------------------------------------------------ ----------------- ------------------ ------------------
------------------------------------------------------ ----------------- ------------------ ------------------

Express mail payments                                        $.40              $.40               $.40
------------------------------------------------------ ----------------- ------------------ ------------------
------------------------------------------------------ ----------------- ------------------ ------------------

Cash payments                                               $1.25              $1.25              $1.25
------------------------------------------------------ ----------------- ------------------ ------------------

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective owner, Prudential Life Insurance Company of America will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date as of which the insurance age of the proposed insured is determined. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the initial face amount of insurance.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months. In any event, the Contract may not be backdated before the product introduction date.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

ADDITIONAL INFORMATION ABOUT

OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on males rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Sales to Persons 14 Years of Age or Younger

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased on the Contract anniversary after the insured’s 21st birthday to 150% of the initial face amount, so long as the Contract is not then in default. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See How a Form A (Level) Contract’s Death Benefit Will Vary, and How a Form B (Variable) Contract’s Death Benefit Will Vary, below. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. A Contract owner should consult his or her Prudential representative before making unscheduled premium payments.

How a Form A (Level) Contract’s Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B. The death benefit under a Form B Contract varies with investment performance while the death benefit under a Form A Contract does not, unless it must be increased to satisfy tax requirements.

Under a Form A Contract, the guaranteed minimum death benefit is equal to the face amount of insurance. However, should the death benefit become payable while a Contract loan is outstanding, the debt will be deducted from the death benefit. If the Contract is kept in-force for several years and if investment performance is reasonably favorable, the Contract Fund value may grow to the point where it is necessary to increase the death benefit in order for the Contract to satisfy the Internal Revenue Code’s definition of life insurance. Thus, the death benefit under a Form A Contract will always be the greater of:

(1)      the guaranteed minimum death benefit; and
(2)      the Contract Fund divided by the "net single premium" per $1 of death benefit at the insured's attained age on that date.

The latter provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit under Contracts issued on insureds in the preferred rating class.

----------------- ----------------- ------------------------- ----- --------------- ---------------- -------------------------

                     Net Single             Increase in                                                      Increase in
       Male           Premium              Insurance                      Female        Net Single          Insurance
  Attained Age                               Amount Per $1                Attained        Premium            Amount Per $1
                                             Increase in                   Age                                Increase in
                                            Contract                                                         Contract
                                                Fund                                                             Fund
----------------- ----------------- ------------------------- ----- --------------- ---------------- -------------------------
----------------- ----------------- ------------------------- ----- --------------- ---------------- -------------------------

       5               .09151                $10.93                        5            .07919                $12.63
       25              .17000                $ 5.88                       25            .15112                $ 6.62
       35              .23700                $ 4.22                       35            .21127                $ 4.73
       55              .45209                $ 2.21                       55            .40090                $ 2.49
       65              .59468                $ 1.68                       65            .53639                $ 1.86
----------------- ----------------- ------------------------- ----- --------------- ---------------- -------------------------

Whenever the death benefit is determined in this way, Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year and to refuse to accept premium payments that would immediately result in more than a dollar-for-dollar increase in the death benefit.

How a Form B (Variable) Contract’s Death Benefit Will Vary

Under a Form B Contract, the death benefit will vary with investment experience. Assuming no withdrawals, the death benefit will be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract (subject to an exception described below under which the death benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. The Tabular Contract Fund Value for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)      you paid only Scheduled Premiums;
(2)      you paid premiums when due;
(3)      your selected investment options earned a net return at a uniform rate of 4% per year;
(4)      we deducted full mortality charges based upon the 1980 CSO Table;
(5)      we deducted the maximum sales load and expense charges; and
(6)      there was no Contract debt.

Thus, under a Form B Contract with no withdrawals, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. This may happen if:

(1)      investment results are greater than a 4% net return;
(2)      payments are made that are more than the Scheduled Premiums; or
(3)      smaller than maximum charges are assessed.

The death benefit under a Form B Contract will not fall below the initial face amount stated in the Contract if, due to investment results less favorable than a 4% net return, the Contract Fund value is less than the Tabular Contract Fund Value. Any unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the Tabular level before favorable investment results or additional payments will increase the death benefit. Again, the death benefit will reflect a deduction for the amount of any Contract debt.

As is the case under a Form A Contract, the Contract Fund of a Form B Contract could grow to the point where it is necessary to increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. Thus, the death benefit under a Form B Contract will always be the greater of:

(1)      the face amount plus the Contract Fund minus the Tabular Contract Fund Value;
(2)      the guaranteed minimum death benefit; and
(3)      the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date.

You may also increase or decrease the face amount of your Contract, subject to certain conditions.

Paying Premiums by Payroll Deduction

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Prudential monthly. Some Contracts sold using the payroll budget method may be eligible for a guaranteed issue program under which the initial minimum death benefit is $25,000 and the Contracts are based on unisex mortality tables. Any Prudential representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

Reports to Contract Owners

Once each year, Prudential will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract. You will also be sent annual and semi-annual reports to the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Client Acquisition Process (CAP).

When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using CAP, a registered representative typically collects enough applicant information to start the underwriting process. The representative will forward the information to our underwriting unit, which will call the applicant directly to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding ours willingness to accept the risk, and the price at which we will accept the risk. We will issuance the insurance policy when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CHARGES

Reduction of Charges for Concurrent Sales to Several Individuals

Prudential may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Prudential determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

(1)      the number of individuals;
(2)      the total amount of premium payments expected to be received from these Contracts;
(3)      the nature of the association between these individuals, and the expected persistency of the individual Contracts;
(4)      the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and
(5)      any other circumstances which Prudential believes to be relevant in determining whether reduced sales or administrative expenses may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Prudential on a uniform basis. Prudential’s reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the face amount of the Contract.

DISTRIBUTION AND COMPENSATION

Service Fees

Prudential and its affiliates may receive compensation from certain investment advisers, administrators, and/or distributors (and/or affiliates thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. There were no amounts paid as commissions to Prusec during the past three years for serving as principal underwriter of the variable insurance contracts issued by Prudential. We may also receive a portion of the 12b-1 fees, if any, and service fees deducted from portfolio assets as reimbursement for administrative or other services we render to the portfolios. Some advisers, administrators, distributors, or portfolios may pay us more than others.

Compensation

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized in 2003 (Prusec is a successor company to Pruco Securities Corporation, established in 1971) under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec retained no commissions during the past three years for serving as principal underwriter of the variable insurance contracts issued by Prudential.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

Commissions are paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Prusec passes through 100% of commissions to its registered representatives. Commissions are based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium may vary from the Target Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders.

Generally, broker-dealers will receive a commission of no more than 50% of premiums received in the first 24 months following the Contract Date on total premium received since issue up to the Commissionable Target Premium and 4% of premiums received in the first 24 months following the Contract Date to the extent that the total premium received since issue exceeds the Commissionable Target Premium. Also, broker-dealers generally will receive a commission of no more than 4% on premiums received in years three through 10 up to the Commissionable Target Premium in each policy year; and 3% on premiums received in years three through 10 that exceed the Commissionable Target Premium in each policy year.

If the basic insurance amount is increased, broker-dealers will generally receive a commission of no more than 50% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase and 2% of premiums received up to the Commissionable Target Premium for the increase in years two through 10 of the increase. Moreover, broker-dealers generally will receive a commission of no more than 4% on premiums received in any of the first 10 years following the effective date of the increase to the extent that premiums in that year exceed the Commissionable Target Premium.

Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Contract value. We may also provide compensation for providing ongoing service to Contract owners in relation to the Contract.

In addition, in an effort to promote the sale of our products (which may include the placement of our Contracts on a preferred or recommended company or product list and / or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

EXPERTS

The consolidated financial statements of Prudential as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and the financial statements of the Prudential Variable Appreciable Account as of December 31, 2003 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this Statement of Additional Information have been examined by Pamela A. Schiz, MAAA, FSA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if Prudential’s Variable Appreciable Life had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Prudential’s Variable Appreciable Life are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential and its subsidiaries, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

			SUBACCOUNTS

	Prudential	Prudential		Prudential	Prudential
	Money	Diversified	Prudential	Flexible	Conservative
	Market	Bond	Equity	Managed	Balanced
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investment in the portfolios, at value	$131,560,846	$179,385,363	$1,321,839,801	$1,293,189,966	$934,002,294

Net Assets	$131,560,846	$179,385,363	$1,321,839,801	$1,293,189,966	$934,002,294

NET ASSETS, representing:
Accumulation units	$131,560,846	$179,385,363	$1,321,839,801	$1,293,189,966	$934,002,294

	$131,560,846	$179,385,363	$1,321,839,801	$1,293,189,966	$934,002,294

Units outstanding	72,762,263	62,720,283	288,967,020	375,756,246	311,818,371

Portfolio shares held	13,156,085	16,059,568	64,323,105	85,134,297	65,132,656
Portfolio net asset value per share	$10.00	$11.17	$20.55	$15.19	$14.34
Investment in portfolio shares, at cost	$131,560,846	$176,098,879	$1,551,525,075	$1,387,636,568	$949,645,704

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003
			SUBACCOUNTS

	Prudential	Prudential		Prudential	Prudential
	Money	Diversified	Prudential	Flexible	Conservative
	Market	Bond	Equity	Managed	Balanced
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividend income	$1,169,948	$7,383,860	$11,396,102	$23,418,081	$23,253,367

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	987,490	1,321,507	8,153,666	8,268,653	6,406,739
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	987,490	1,321,507	8,153,666	8,268,653	6,406,739

NET INVESTMENT INCOME (LOSS)	182,458	6,062,353	3,242,436	15,149,428	16,846,628

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	0	(746,694)	(21,410,540)	(12,421,133)	(8,087,001)
Net change in unrealized gain (loss) on investments . .	0	6,453,972	329,843,847	239,392,521	134,906,364

NET GAIN (LOSS) ON INVESTMENTS	0	5,707,278	308,433,307	226,971,388	126,819,363

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$182,458	$11,769,631	$311,675,743	$242,120,816	$143,665,991

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)

						Prudential
Prudential	Prudential		Prudential		Prudential	Zero Coupon
High Yield	Stock	Prudential	Natural	Prudential	Government	Bond	Prudential
Bond	Index	Value	Resources	Global	Income	2005	Jennison
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$101,352,630	$831,434,638	$477,670,812	$256,876,792	$196,857,243	$114,130,809	$36,745,308	$423,931,708

$101,352,630	$831,434,638	$477,670,812	$256,876,792	$196,857,243	$114,130,809	$36,745,308	$423,931,708

$101,352,630	$831,434,638	$477,670,812	$256,876,792	$196,857,243	$114,130,809	$36,745,308	$423,931,708

$101,352,630	$831,434,638	$477,670,812	$256,876,792	$196,857,243	$114,130,809	$36,745,308	$423,931,708

39,126,131	172,317,881	100,342,242	41,642,151	116,325,347	41,679,357	11,130,537	202,705,210

19,159,287	28,386,297	27,515,600	9,344,372	13,002,460	9,574,732	2,746,286	25,507,323
$5.29	$29.29	$17.36	$27.49	$15.14	$11.92	$13.38	$16.62
$125,929,854	$669,266,524	$484,567,749	$153,686,871	$247,284,935	$111,772,924	$34,786,817	$600,069,029

SUBACCOUNTS (Continued)

						Prudential
Prudential	Prudential		Prudential		Prudential	Zero Coupon
High Yield	Stock	Prudential	Natural	Prudential	Government	Bond	Prudential
Bond	Index	Value	Resources	Global	Income	2005	Jennison
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$7,630,285	$10,426,883	$6,556,943	$8,431,968	$597,784	$4,572,111	$1,676,690	$968,340

653,609	5,119,448	2,887,056	1,501,481	1,132,661	872,582	270,266	2,508,697
0	0	0	0	0	0	(98,412)	0

653,609	5,119,448	2,887,056	1,501,481	1,132,661	872,582	171,854	2,508,697

6,976,676	5,307,435	3,669,887	6,930,487	(534,877)	3,699,529	1,504,836	(1,540,357)

0	25,136,497	0	12,992,893	0	4,199,699	24,997	0
(283,017)	(11,633,312)	(7,878,188)	(63,691)	(4,023,963)	(658,170)	(54,047)	(3,146,854)
12,643,240	159,364,873	106,656,744	51,435,731	53,009,072	(5,278,384)	(929,352)	99,417,237

12,360,223	172,868,058	98,778,556	64,364,933	48,985,109	(1,736,855)	(958,402)	96,270,383

$19,336,899	$178,175,493	$102,448,443	$71,295,420	$48,450,232	$1,962,674	$546,434	$94,730,026

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

	SUBACCOUNTS

	Prudential
	Small	T. Rowe Price	AIM V.I.	Janus	MFS
	Capitalization	International	Premier	Aspen	Emerging
	Stock	Stock	Equity	Growth	Growth
	Portfolio	Portfolio	Series	Portfolio	Series

ASSETS
Investment in the portfolios, at value	$233,468,639	$1,138,040	$2,482,182	$4,365,784	$1,657,415

Net Assets	$233,468,639	$1,138,040	$2,482,182	$4,365,784	$1,657,415

NET ASSETS, representing:
Accumulation units	$233,468,639	$1,138,040	$2,482,182	$4,365,784	$1,657,415

	$233,468,639	$1,138,040	$2,482,182	$4,365,784	$1,657,415

Units outstanding	88,603,512	1,223,186	2,168,185	3,458,102	1,431,101

Portfolio shares held	13,235,184	95,313	122,698	227,030	106,861
Portfolio net asset value per share	$17.64	$11.94	$20.23	$19.23	$15.51
Investment in portfolio shares, at cost	$197,048,228	$1,201,667	$2,848,237	$4,965,353	$2,045,099

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003
	SUBACCOUNTS

	Prudential
	Small	T. Rowe Price	AIM V.I.	Janus	MFS
	Capitalization	International	Premier	Aspen	Emerging
	Stock	Stock	Equity	Growth	Growth
	Portfolio	Portfolio	Series	Portfolio	Series

INVESTMENT INCOME
Dividend income	$932,470	$12,188	$6,778	$3,579	$0

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	1,309,871	6,171	13,279	19,647	8,863
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	1,309,871	6,171	13,279	19,647	8,863

NET INVESTMENT INCOME (LOSS)	(377,401)	6,017	(6,501)	(16,068)	(8,863)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,220,491	938	0	0	0
Realized gain (loss) on shares redeemed	(1,009,525)	(147,652)	(277,830)	0	(378,015)
Net change in unrealized gain (loss) on investments . .	62,894,558	424,760	783,417	930,867	769,729

NET GAIN (LOSS) ON INVESTMENTS	63,105,524	278,046	505,587	930,867	391,714

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$62,728,123	$284,063	$499,086	$914,799	$382,851

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)

				Prudential
American	Prudential	Prudential	Prudential	SP INVESCO	Prudential	Prudential	Janus Aspen
Century VP	SP Alliance	SP Davis	SP Small/Mid	Small Company	SP PIMCO	SP PIMCO	Series Growth
Value	Large Cap Growth	Value	Cap Value	Growth	Total Return	High Yield	Portfolio —
Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Service Shares

$1,992,021	$496,191	$4,363,276	$2,188,787	$2,062,969	$7,248,700	$4,211,694	$124,145

$1,992,021	$496,191	$4,363,276	$2,188,787	$2,062,969	$7,248,700	$4,211,694	$124,145

$1,992,021	$496,191	$4,363,276	$2,188,787	$2,062,969	$7,248,700	$4,211,694	$124,145

$1,992,021	$496,191	$4,363,276	$2,188,787	$2,062,969	$7,248,700	$4,211,694	$124,145

1,198,698	515,716	3,961,424	2,119,330	2,017,005	6,505,104	3,554,870	122,518

255,715	79,645	445,232	169,937	316,406	628,137	399,971	6,520
$7.79	$6.23	$9.80	$12.88	$6.52	$11.54	$10.53	$19.04
$1,655,741	$408,310	$3,847,719	$1,826,048	$1,683,210	$7,153,391	$3,915,941	$103,287

SUBACCOUNTS (Continued)

				Prudential
American	Prudential	Prudential	Prudential	SP INVESCO	Prudential	Prudential	Janus Aspen
Century VP	SP Alliance	SP Davis	SP Small/Mid	Small Company	SP PIMCO	SP PIMCO	Series Growth
Value	Large Cap Growth	Value	Cap Value	Growth	Total Return	High Yield	Portfolio —
Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Service Shares

$18,728	$0	$5,777	$277	$0	$131,660	$164,356	$0

9,707	3,269	12,858	9,533	9,692	41,009	20,615	705
0	0	0	0	0	0	0	0

9,707	3,269	12,858	9,533	9,692	41,009	20,615	705

9,021	(3,269)	(7,081)	(9,256)	(9,692)	90,651	143,741	(705)

0	0	0	0	0	116,674	0	0
(50,258)	16,780	58,969	38,133	1,447	(45,422)	27,610	0
450,820	88,887	423,736	316,797	318,163	28,699	290,552	22,497

400,562	105,667	482,705	354,930	319,610	99,951	318,162	22,497

$409,583	$102,398	$475,624	$345,674	$309,918	$190,602	$461,903	$21,792

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

	SUBACCOUNTS

			Prudential	Prudential
	Prudential	Prudential	SP MFS	SP Strategic	Prudential	SP Prudential
	SP Large	SP AIM	Capital	Partners	SP Mid Cap	U.S. Emerging
	Cap Value	Core Equity	Opportunities	Focused Growth	Growth	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investment in the portfolios, at value	$85,131	$68,490	$13,888	$1,188	$181,802	$84,791

Net Assets	$85,131	$68,490	$13,888	$1,188	$181,802	$84,791

NET ASSETS, representing:
Accumulation units	$85,131	$68,490	$13,888	$1,188	$181,802	$84,791

	$85,131	$68,490	$13,888	$1,188	$181,802	$84,791

Units outstanding	80,836	64,914	14,327	1,169	191,177	79,044

Portfolio shares held	8,599	10,072	2,194	188	31,728	12,751
Portfolio net asset value per share	$9.90	$6.80	$6.33	$6.33	$5.73	$6.65
Investment in portfolio shares, at cost	$79,000	$55,846	$12,507	$1,143	$166,468	$83,046

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003
	SUBACCOUNTS

			Prudential	Prudential
	Prudential	Prudential	SP MFS	SP Strategic	Prudential	SP Prudential
	SP Large	SP AIM	Capital	Partners	SP Mid Cap	U.S. Emerging
	Cap Value	Core Equity	Opportunities	Focused Growth	Growth	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividend income	$0	$198	$14	$0	$0	$0

EXPENSES
Charges to contract owners for assuming
mortality risk and expense risk	994	495	140	80	1,371	635
Reimbursement for excess expenses	0	0	0	0	0	0

NET EXPENSES	994	495	140	80	1,371	635

NET INVESTMENT INCOME (LOSS)	(994)	(297)	(126)	(80)	(1,371)	(635)

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	38,563	49	4,640	5,676	38,573	9,158
Net change in unrealized gain (loss) on
investments	4,819	12,907	1,481	388	22,427	1,979

NET GAIN (LOSS) ON INVESTMENTS	43,382	12,956	6,121	6,064	61,000	11,137

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$42,388	$12,659	$5,995	$5,984	$59,629	$10,502

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)

		Prudential		Prudential	Prudential	Prudential	Prudential
Prudential	Prudential	SP Conservative	Prudential	SP Growth	SP Aggressive	SP Jennison	SP Deutsche
SP AIM Aggressive	SP Alliance	Asset	SP Balanced	Asset	Growth Asset	International	International
Growth	Technology	Allocation	Asset Allocation	Allocation	Allocation	Growth	Equity
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$517,231	$61,089	$147,852	$169,372	$29,899	$1,103,818	$833,487	$944,183

$517,231	$61,089	$147,852	$169,372	$29,899	$1,103,818	$833,487	$944,183

$517,231	$61,089	$147,852	$169,372	$29,899	$1,103,818	$833,487	$944,183

$517,231	$61,089	$147,852	$169,372	$29,899	$1,103,818	$833,487	$944,183

524,968	63,213	135,273	155,175	27,663	1,049,773	779,965	909,524

79,697	12,807	14,108	17,533	3,433	140,973	141,509	123,101
$6.49	$4.77	$10.48	$9.66	$8.71	$7.83	$5.89	$7.67
$427,404	$55,292	$131,378	$154,211	$24,849	$1,033,866	$773,578	$711,643

SUBACCOUNTS (Continued)

		Prudential		Prudential	Prudential	Prudential	Prudential
Prudential	Prudential	SP Conservative	Prudential	SP Growth	SP Aggressive	SP Jennison	SP Deutsche
SP AIM Aggressive	SP Alliance	Asset	SP Balanced	Asset	Growth Asset	International	International
Growth	Technology	Allocation	Asset Allocation	Allocation	Allocation	Growth	Equity
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$0	$0	$1,263	$609	$63	$3	$0	$14,933

3,296	140	807	669	143	1,262	2,143	13,972
0	0	0	0	0	0	0	0

3,296	140	807	669	143	1,262	2,143	13,972

(3,296)	(140)	456	(60)	(80)	(1,259)	(2,143)	961

0	0	106	0	0	0	0	0
27,997	(3)	304	(3,933)	(203)	1,874	151,139	274,507
91,406	5,761	16,327	17,601	5,133	70,496	60,092	212,471

119,403	5,758	16,737	13,668	4,930	72,370	211,231	486,978

$116,107	$5,618	$17,193	$13,608	$4,850	$71,111	$209,088	$487,939

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and 2002

			SUBACCOUNTS

	Prudential		Prudential
	Money		Diversified		Prudential
	Market		Bond		Equity
	Portfolio		Portfolio		Portfolio

	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$182,458	$1,197,201	$6,062,353	$18,118,826	$3,242,436	$2,117,580
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	0	0	(746,694)	(400,629)	(21,410,540)	(36,457,061)
Net change in unrealized gain (loss) on
investments	0	0	6,453,972	(7,262,620)	329,843,847	(277,345,690)

NET INCREASE (DECREASE) IN
NET ASSETS RESULTING	182,458	1,197,201	11,769,631	10,455,577	311,675,743	(311,685,171)
FROM OPERATIONS

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	17,806,995	24,116,455	19,692,485	21,510,447	166,889,733	199,660,647
Policy loans	(2,993,304)	(3,671,782)	(3,927,654)	(3,447,106)	(28,524,757)	(29,682,229)
Policy loan repayments and interest	3,734,869	3,836,511	3,248,941	3,110,077	30,147,883	34,552,923
Surrenders, withdrawals and death benefits	(19,723,613)	(24,454,073)	(12,060,601)	(12,532,566)	(80,529,822)	(102,499,356)
Net transfers between other subaccounts
or fixed rate option	(3,022,845)	3,748,275	(3,783,861)	6,178,539	(17,897,634)	(28,484,400)
Withdrawal and other charges	(9,202,600)	(9,797,603)	(12,320,496)	(12,006,984)	(84,996,389)	(93,154,239)

NET INCREASE (DECREASE) IN
NET ASSETS RESULTING
FROM CONTRACT OWNER	(13,400,498)	(6,222,217)	(9,151,186)	2,812,407	(14,910,986)	(19,606,654)
TRANSACTIONS

TOTAL INCREASE (DECREASE) IN
NET ASSETS	(13,218,040)	(5,025,016)	2,618,445	13,267,984	296,764,757	(331,291,825)

NET ASSETS:
Beginning of year	144,778,886	149,803,902	176,766,918	163,498,934	1,025,075,044	1,356,366,869

End of year	$131,560,846	$144,778,886	$179,385,363	$176,766,918	$1,321,839,801	$1,025,075,044

Beginning units	79,804,007	83,793,334	66,848,111	65,406,382	292,853,289	298,796,327

Units issued	119,316,337	101,030,088	19,696,371	16,099,574	54,886,850	63,828,411
Units redeemed	(126,358,081)	(105,019,415)	(23,824,199)	(14,657,845)	(58,773,119)	(69,771,449)

Ending units	72,762,263	79,804,007	62,720,283	66,848,111	288,967,020	292,853,289

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)

Prudential		Prudential		Prudential		Prudential
Flexible		Conservative		High Yield		Stock		Prudential
Managed		Balanced		Bond		Index		Value
Portfolio		Portfolio		Portfolio		Portfolio		Portfolio

01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
to	to	to	to	to	to	to	to	to	to
12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

$15,149,428	$26,483,998	$16,846,628	$(6,571,489)	$6,976,676	$12,962,613	$5,307,435	$4,283,583	$3,669,887	$3,151,714
0	0	0	2,362,192	0	0	25,136,497	6,070,960	0	0
(12,421,133)	(17,158,588)	(8,087,001)	(13,504,971)	(283,017)	(2,522,309)	(11,633,312)	(17,587,032)	(7,878,188)	(11,422,833)

239,392,521	(178,795,239)	134,906,364	(73,989,674)	12,643,240	(9,738,352)	159,364,873	(190,556,656)	106,656,744	(107,099,501)

242,120,816	(169,469,829)	143,665,991	(91,703,942)	19,336,899	701,952	178,175,493	(197,789,145)	102,448,443	(115,370,620)

122,638,702	146,956,970	100,476,181	120,254,706	11,248,814	12,760,040	104,212,509	125,166,222	54,219,113	65,920,260
(21,369,775)	(22,897,703)	(18,500,256)	(17,717,796)	(2,194,613)	(1,757,598)	(16,451,137)	(16,744,479)	(9,314,511)	(10,383,386)
23,227,715	24,979,815	17,284,791	18,043,110	2,013,452	1,947,307	17,304,507	20,044,470	9,208,425	10,701,547
(62,426,621)	(77,898,516)	(55,771,551)	(72,146,835)	(5,480,205)	(6,632,570)	(51,276,771)	(66,472,055)	(28,156,350)	(38,817,902)

(14,825,724)	(16,483,915)	(16,808,771)	(26,032,014)	4,295,526	225,461	(8,142,337)	(13,329,435)	(6,391,291)	(3,252,337)
(72,133,006)	(77,015,479)	(62,352,691)	(67,164,215)	(6,658,956)	(6,323,499)	(52,120,295)	(57,130,276)	(29,027,364)	(32,897,634)

(24,888,709)	(22,358,828)	(35,672,297)	(44,763,044)	3,224,018	219,141	(6,473,524)	(8,465,553)	(9,461,978)	(8,729,452)

217,232,107	(191,828,657)	107,993,694	(136,466,986)	22,560,917	921,093	171,701,969	(206,254,698)	92,986,465	(124,100,072)

1,075,957,859	1,267,786,516	826,008,600	962,475,586	78,791,713	77,870,620	659,732,669	865,987,367	384,684,347	508,784,419

$1,293,189,966	$1,075,957,859	$934,002,294	$826,008,600	$101,352,630	$78,791,713	$831,434,638	$659,732,669	$477,670,812	$384,684,347

383,753,596	390,792,044	324,789,006	341,216,574	38,519,015	37,841,595	175,173,538	174,445,809	103,272,811	105,681,938

50,471,519	58,925,202	45,791,101	53,564,713	37,076,398	26,637,217	34,316,432	40,654,614	22,935,562	24,370,339
(58,468,869)	(65,963,650)	(58,761,736)	(69,992,281)	(36,469,282)	(25,959,797)	(37,172,089)	(39,926,885)	(25,866,131)	(26,779,466)

375,756,246	383,753,596	311,818,371	324,789,006	39,126,131	38,519,015	172,317,881	175,173,538	100,342,242	103,272,811

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and 2002

			SUBACCOUNTS

	Prudential				Prudential
	Natural		Prudential		Government
	Resources		Global		Income
	Portfolio		Portfolio		Portfolio

	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$6,930,487	$(300,009)	$(534,877)	$577,374	$3,699,529	$7,561,948
Capital gains distributions received	12,992,893	2,114,014	0	0	4,199,699	547,029
Realized gain (loss) on shares redeemed	(63,691)	(650,016)	(4,023,963)	(5,195,090)	(658,170)	(7,499)
Net change in unrealized gain (loss) on
investments	51,435,731	28,848,176	53,009,072	(45,662,180)	(5,278,384)	2,519,017

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	71,295,420	30,012,165	48,450,232	(50,279,896)	1,962,674	10,620,495

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	18,213,998	19,669,913	29,118,368	35,315,965	12,743,569	12,018,472
Policy loans	(5,281,749)	(5,229,004)	(3,807,343)	(4,031,833)	(2,441,289)	(2,038,180)
Policy loan repayments and interest	5,274,360	4,571,329	3,761,883	4,652,797	2,443,368	1,569,803
Surrenders, withdrawals and death benefits	(13,662,787)	(13,026,768)	(12,851,412)	(13,831,790)	(9,573,230)	(6,458,057)
Net transfers between other subaccounts or
fixed rate option	1,735,152	1,620,107	390,484	(7,161,731)	(349,860)	22,186,228
Withdrawal and other charges	(13,245,178)	(12,725,615)	(12,953,881)	(13,907,471)	(7,904,760)	(6,789,099)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT
OWNER TRANSACTIONS	(6,966,204)	(5,120,038)	3,658,099	1,035,937	(5,082,202)	20,489,167

TOTAL INCREASE (DECREASE) IN
NET ASSETS	64,329,216	24,892,127	52,108,331	(49,243,959)	(3,119,528)	31,109,662

NET ASSETS:
Beginning of year	192,547,576	167,655,449	144,748,912	193,992,871	117,250,337	86,140,675

End of year	$256,876,792	$192,547,576	$196,857,243	$144,748,912	$114,130,809	$117,250,337

Beginning units	43,014,386	44,246,746	113,800,401	113,393,328	44,067,660	35,528,045

Units issued	9,174,131	11,090,403	34,858,171	40,523,731	17,952,454	20,159,607
Units redeemed	(10,546,366)	(12,322,763)	(32,333,225)	(40,116,658)	(20,340,757)	(11,619,992)

Ending units	41,642,151	43,014,386	116,325,347	113,800,401	41,679,357	44,067,660

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)

Prudential				Prudential
Zero Coupon				Small		T. Rowe Price		AIM V.I.
Bond		Prudential		Capitalization		International		Premier
2005		Jennison		Stock		Stock		Equity
Portfolio		Portfolio		Portfolio		Portfolio		Series

01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
to	to	to	to	to	to	to	to	to	to
12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

$1,504,836	$2,872,364	$(1,540,357)	$(1,787,579)	$(377,401)	$397,164	$6,017	$4,695	$(6,501)	$(3,813)
24,997	299,720	0	0	1,220,491	2,399,887	938	1,040	0	0
(54,047)	(17,157)	(3,146,854)	(6,280,264)	(1,009,525)	(2,138,812)	(147,652)	0	(277,830)	0

(929,352)	71,480	99,417,237	(137,257,207)	62,894,558	(32,840,505)	424,760	(204,616)	783,417	(703,793)

546,434	3,226,407	94,730,026	(145,325,050)	62,728,123	(32,182,266)	284,063	(198,881)	499,086	(707,606)

4,182,794	4,217,196	79,144,077	96,847,759	27,560,240	32,040,867	341,567	478,593	819,075	1,095,509
(859,449)	(793,880)	(8,994,490)	(10,249,603)	(4,670,814)	(4,824,193)	(15,671)	(4,778)	(19,315)	(12,183)
957,203	622,154	9,667,805	12,270,094	3,817,947	4,514,448	953	7,783	4,436	1,961
(3,042,178)	(2,445,189)	(29,990,543)	(34,549,877)	(13,960,611)	(15,338,013)	(283,473)	(26,697)	(401,412)	(86,004)

(962,938)	4,628,991	(6,048,444)	(15,241,511)	3,615,631	6,341,044	(23,893)	(17,313)	(82,319)	(34,140)
(2,492,336)	(2,337,378)	(33,039,995)	(37,099,534)	(14,289,915)	(15,519,374)	(145,021)	(164,456)	(315,089)	(346,547)

(2,216,904)	3,891,894	10,738,410	11,977,328	2,072,478	7,214,779	(125,538)	273,132	5,376	618,596

(1,670,470)	7,118,301	105,468,436	(133,347,722)	64,800,601	(24,967,487)	158,525	74,251	504,462	(89,010)

38,415,778	31,297,477	318,463,272	451,810,994	168,668,038	193,635,525	979,515	905,264	1,977,720	2,066,730

$36,745,308	$38,415,778	$423,931,708	$318,463,272	$233,468,639	$168,668,038	$1,138,040	$979,515	$2,482,182	$1,977,720

12,031,243	11,071,241	196,702,985	191,013,777	88,003,853	85,493,891	1,366,111	1,025,423	2,147,921	1,556,003

4,468,138	4,859,646	59,717,994	64,842,433	27,040,876	31,313,114	452,215	621,547	844,409	1,064,878
(5,368,844)	(3,899,644)	(53,715,769)	(59,153,225)	(26,441,217)	(28,803,152)	(595,140)	(280,859)	(824,145)	(472,960)

11,130,537	12,031,243	202,705,210	196,702,985	88,603,512	88,003,853	1,223,186	1,366,111	2,168,185	2,147,921

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and 2002

	SUBACCOUNTS

	Janus		MFS		American
	Aspen		Emerging		Century VP
	Growth		Growth		Value
	Portfolio		Series		Fund

	01/01/2003	01/01/2002	01/01/2003	01/01/2002	01/01/2003	01/01/2002
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$(16,068)	$(15,146)	$(8,863)	$(7,845)	$9,021	$2,303
Capital gains distributions received	0	0	0	0	0	71,407
Realized gain (loss) on shares redeemed	0	0	(378,015)	0	(50,258)	0
Net change in unrealized gain (loss) on
investments	930,867	(735,769)	769,729	(545,224)	450,820	(283,963)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	914,799	(750,915)	382,851	(553,069)	409,583	(210,253)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,351,318	1,582,632	576,937	827,099	599,601	806,042
Policy loans	(47,025)	(15,043)	(37,280)	(6,710)	(32,591)	(14,935)
Policy loan repayments and interest	4,786	8,643	3,267	980	13,795	15,350
Surrenders, withdrawals and death benefits	(72,015)	(86,475)	(270,434)	(51,710)	(320,339)	(31,024)
Net transfers between other subaccounts
or fixed rate option	16,546	(46,792)	(82,342)	(45,932)	(22,216)	65,077
Withdrawal and other charges	(509,567)	(520,827)	(217,555)	(247,162)	(234,877)	(288,199)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT
OWNER TRANSACTIONS	744,043	922,138	(27,407)	476,565	3,373	552,311

TOTAL INCREASE (DECREASE) IN
NET ASSETS	1,658,842	171,223	355,444	(76,504)	412,956	342,058

NET ASSETS:
Beginning of year	2,706,942	2,535,719	1,301,971	1,378,475	1,579,065	1,237,007

End of year	$4,365,784	$2,706,942	$1,657,415	$1,301,971	$1,992,021	$1,579,065

Beginning units	2,807,623	1,921,232	1,455,285	1,014,569	1,218,010	828,765

Units issued	1,285,297	1,516,938	580,358	786,951	459,586	649,436
Units redeemed	(634,818)	(630,547)	(604,542)	(346,235)	(478,898)	(260,191)

Ending units	3,458,102	2,807,623	1,431,101	1,455,285	1,198,698	1,218,010

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)

						Prudential
Prudential		Prudential		Prudential		SP INVESCO		Prudential
SP Alliance		SP Davis		SP Small/Mid		Small Company		SP PIMCO
Large Cap Growth		Value		Cap Value		Growth		Total Return
Portfolio		Portfolio		Portfolio		Portfolio		Portfolio

01/01/2003	05/01/2002*	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*
to	to	to	to	to	to	to	to	to	to
12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

$(3,269)	$(42)	$(7,081)	$(2,106)	$(9,256)	$1,505	$(9,692)	$(1,272)	$90,651	$17,652
0	0	0	0	0	0	0	0	116,674	0
16,780	(2)	58,969	3,193	38,133	(11,841)	1,447	(937)	(45,422)	0

88,887	(1,006)	423,736	91,821	316,797	45,942	318,163	61,596	28,699	66,610

102,398	(1,050)	475,624	92,908	345,674	35,606	309,918	59,387	190,602	84,262

10,395	5,369	365,323	55,974	168,759	53,350	125,511	(231)	497,064	208,329
0	0	(916)	0	(1,062)	0	0	0	(2,856)	0
0	0	41	2	27	1	0	0	128	2
(44,247)	0	(70,851)	0	(63,793)	3,742	(54,109)	16,833	(434,686)	0

418,071	9,510	2,745,662	763,218	649,803	1,046,434	1,119,546	521,086	4,617,159	2,210,879
(4,168)	(87)	(54,310)	(9,399)	(42,600)	(7,154)	(29,854)	(5,118)	(102,395)	(19,788)

380,051	14,792	2,984,949	809,795	711,134	1,096,373	1,161,094	532,570	4,574,414	2,399,422

482,449	13,742	3,460,573	902,703	1,056,808	1,131,979	1,471,012	591,957	4,765,016	2,483,684

13,742	0	902,703	0	1,131,979	0	591,957	0	2,483,684	0

$496,191	$13,742	$4,363,276	$902,703	$2,188,787	$1,131,979	$2,062,969	$591,957	$7,248,700	$2,483,684

17,535	0	1,051,088	0	1,445,976	0	772,682	0	2,338,023	0

3,332,453	17,643	10,762,258	3,757,985	13,058,680	7,770,757	7,812,977	2,892,537	9,987,828	2,375,718
(2,834,272)	(108)	(7,851,922)	(2,706,897)	(12,385,326)	(6,324,781)	(6,568,654)	(2,119,855)	(5,820,747)	(37,695)

515,716	17,535	3,961,424	1,051,088	2,119,330	1,445,976	2,017,005	772,682	6,505,104	2,338,023

* Date subaccounts became available

The accompanying notes are an integral part ofthese financial statements.

A12

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and 2002

			SUBACCOUNTS

	Prudential		Janus
	SP PIMCO		Aspen Series		Prudential
	High		Growth		SP Large Cap
	Yield		Portfolio -		Value
	Portfolio		Service Shares		Portfolio

	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$143,741	$786	$(705)	$(115)	$(994)	$206
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	27,610	36,892	0	(2)	38,563	(7,788)
Net change in unrealized gain (loss) on
investments	290,552	5,201	22,497	(1,639)	4,819	1,312

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	461,903	42,879	21,792	(1,756)	42,388	(6,270)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	85,866	2,525	1,141	15,126	19,248	18,615
Policy loans	(1,070)	0	0	0	0	0
Policy loan repayments and interest	162	0	0	0	0	0
Surrenders, withdrawals and death benefits	(4,455)	0	0	0	(10,884)	0
Net transfers between other subaccounts
or fixed rate option	3,334,214	347,914	34,728	53,881	(23,025)	50,492
Withdrawal and other charges	(56,896)	(1,348)	(631)	(136)	(4,148)	(1,285)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT
OWNER TRANSACTIONS	3,357,821	349,091	35,238	68,871	(18,809)	67,822

TOTAL INCREASE (DECREASE) IN
NET ASSETS	3,819,724	391,970	57,030	67,115	23,579	61,552

NET ASSETS:
Beginning of year	391,970	0	67,115	0	61,552	0

End of year	$4,211,694	$391,970	$124,145	$67,115	$85,131	$61,552

Beginning units	401,351	0	86,316	0	73,450	0

Units issued	34,563,602	15,580,982	36,920	86,478	8,578,560	1,452,670
Units redeemed	(31,410,083)	(15,179,631)	(718)	(162)	(8,571,174)	(1,379,220)

Ending units	3,554,870	401,351	122,518	86,316	80,836	73,450

* Date subaccounts became available

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)

		Prudential
Prudential		SP MFS		Prudential		Prudential		SP Prudential
SP AIM		Capital		SP Strategic Partners		SP Mid Cap		U.S. Emerging
Core Equity		Opportunities		Focused Growth		Growth		Growth
Portfolio		Portfolio		Portfolio		Portfolio		Portfolio

01/01/2003	05/01/2002*	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*
to	to	to	to	to	to	to	to	to	to
12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

$(297)	$(26)	$(126)	$(21)	$(80)	$(6)	$(1,371)	$(87)	$(635)	$(87)
0	0	0	0	0	0	0	0	0	0
49	0	4,640	(1)	5,676	(3)	38,573	(14,064)	9,158	4,962

12,907	(263)	1,481	(100)	388	(343)	22,427	(7,093)	1,979	(234)

12,659	(289)	5,995	(122)	5,984	(352)	59,629	(21,244)	10,502	4,641

3,594	16,445	4,225	2,740	947	10	4,944	15,605	7,415	7,823
(11)	0	(598)	0	0	0	0	0	(4)	0
9	1	23	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	(2,261)	0

6,883	30,713	(3,481)	6,111	(7,279)	2,000	(200,744)	334,464	54,237	8,177
(1,324)	(190)	(747)	(258)	(106)	(16)	(10,564)	(288)	(5,539)	(200)

9,151	46,969	(578)	8,593	(6,438)	1,994	(206,364)	349,781	53,848	15,800

21,810	46,680	5,417	8,471	(454)	1,642	(146,735)	328,537	64,350	20,441

46,680	0	8,471	0	1,642	0	328,537	0	20,441	0

$68,490	$46,680	$13,888	$8,471	$1,188	$1,642	$181,802	$328,537	$84,791	$20,441

54,271	0	11,000	0	2,019	0	480,034	0	26,885	0

12,084	54,488	1,311,194	11,340	1,368,842	2,037	8,533,261	2,787,068	4,131,793	1,266,744
(1,441)	(217)	(1,307,867)	(340)	(1,369,692)	(18)	(8,822,118)	(2,307,034)	(4,079,634)	(1,239,859)

64,914	54,271	14,327	11,000	1,169	2,019	191,177	480,034	79,044	26,885

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and 2002

			SUBACCOUNTS

	Prudential				Prudential
	SP AIM		Prudential		SP Conservative
	Aggressive		SP Alliance		Asset
	Growth		Technology		Allocation
	Portfolio		Portfolio		Portfolio

	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*
	to	to	to	to	to	to
	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

OPERATIONS
Net investment income (loss)	$(3,296)	$(177)	$(140)	$(5)	$456	$(52)
Capital gains distributions received	0	0	0	0	106	0
Realized gain (loss) on shares redeemed	27,997	0	(3)	(252)	304	(6)
Net change in unrealized gain (loss) on
investments	91,406	(1,579)	5,761	36	16,327	147

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	116,107	(1,756)	5,618	(221)	17,193	89

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,688	13,380	9,287	546	16,325	4,732
Policy loans	(11)	0	0	0	0	0
Policy loan repayments and interest	9	1	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0	0	0
Net transfers between other subaccounts
or fixed rate option	306,891	79,686	46,539	747	114,155	11,778
Withdrawal and other charges	(3,347)	(417)	(1,345)	(82)	(16,191)	(229)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT
OWNER TRANSACTIONS	310,230	92,650	54,481	1,211	114,289	16,281

TOTAL INCREASE (DECREASE) IN
NET ASSETS	426,337	90,894	60,099	990	131,482	16,370

NET ASSETS:
Beginning of year	90,894	0	990	0	16,370	0

End of year	$517,231	$90,894	$61,089	$990	$147,852	$16,370

Beginning units	115,661	0	1,445	0	17,340	0

Units issued	1,175,626	277,444	76,007	4,064	144,904	17,585
Units redeemed	(766,319)	(161,783)	(14,239)	(2,619)	(26,971)	(245)

Ending units	524,968	115,661	63,213	1,445	135,273	17,340

* Date subaccounts became available

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)

Prudential		Prudential		Prudential		Prudential		Prudential
SP Balanced		SP Growth		SP Aggressive		SP Jennison		SP Deutsche
Asset		Asset		Growth Asset		International		International
Allocation		Allocation		Allocation		Growth		Equity
Portfolio		Portfolio		Portfolio		Portfolio		Portfolio

01/01/2003	05/01/2002*	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*	01/01/2003	05/01/2002*
to	to	to	to	to	to	to	to	to	to
12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002	12/31/2003	12/31/2002

$(60)	$(221)	$(80)	$(12)	$(1,259)	$(14)	$(2,143)	$(784)	$961	$(1,843)
0	0	0	0	0	0	0	0	0	0
(3,933)	(17)	(203)	0	1,874	0	151,139	148,457	274,507	135,191

17,601	(2,440)	5,133	(83)	70,496	(544)	60,092	(183)	212,471	20,069

13,608	(2,678)	4,850	(95)	71,111	(558)	209,088	147,490	487,939	153,417

31,220	3,157	12,903	1,470	110,778	2,695	(573)	36,016	4,618	41,845
0	0	0	0	0	0	0	0	(1,782)	0
0	0	0	0	0	0	131	0	1,141	108
(574)	0	0	0	0	0	(1,543)	(23,540)	(1,514)	(5,131)

3,685	124,392	7,756	6,752	919,640	4,561	633,962	(157,877)	(581,967)	923,433
(2,577)	(861)	(3,347)	(390)	(3,837)	(572)	(9,653)	(14)	(71,496)	(6,428)

31,754	126,688	17,312	7,832	1,026,581	6,684	622,324	(145,415)	(651,000)	953,827

45,362	124,010	22,162	7,737	1,097,692	6,126	831,412	2,075	(163,061)	1,107,244

124,010	0	7,737	0	6,126	0	2,075	0	1,107,244	0

$169,372	$124,010	$29,899	$7,737	$1,103,818	$6,126	$833,487	$2,075	$944,183	$1,107,244

138,527	0	9,119	0	7,651	0	2,686	0	1,346,520	0

106,990	139,489	995,735	9,576	2,608,307	8,344	28,708,871	27,322,354	26,633,126	19,661,489
(90,342)	(962)	(977,191)	(457)	(1,566,185)	(693)	(27,931,592)	(27,319,668)	(27,070,122)	(18,314,969)

155,175	138,527	27,663	9,119	1,049,773	7,651	779,965	2,686	909,524	1,346,520

The accompanying notes are an integral part of these financial statements.

A16

NOTES TO FINANCIAL STATEMENTS OF
THE PRUDENTIAL
VARIABLE APPRECIABLE ACCOUNT
DECEMBER 31, 2003

Note 1: General

The Prudential Variable Appreciable Account (the “Account”) of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”), was established on August 11, 1987 by a resolution of Prudential’s Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential’s other assets. Proceeds from the purchases of Prudential Variable Appreciable Life (“PVAL”), Prudential Survivorship Preferred (“SVUL”) and Prudential Variable Universal Life (“PVUL”) contracts are invested in the Account.

The Account is registered under the Investment Company act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the “Series fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Options available to The Prudential Variable Appreciable Account contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Government Income Portfolio, Prudential Zero Coupon Bond 2005 Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small/Mid Cap Value Portfolio, Prudential SP INVESCO Small Company Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Alliance Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP Jennison International Growth Portfolio, Prudential SP Deutsche International Equity Portfolio. Options available to The Prudential Variable Appreciable Account contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: T. Rowe Price International Stock Portfolio, AIM V.I. Premier Equity Series, Janus Aspen Growth Portfolio, MFS Emerging Growth Series, American Century VP Value Fund, Janus Aspen Series Growth Portfolio—Service Shares.

The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.

Note 2: Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolio, which value their investment securities at fair value.

Security Transactions—Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portflios and are recorded on the distribution date.

A17

Note 3: Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 4: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2003 were as follows:

	Purchases	Sales

Prudential Money Market Portfolio	$133,981,421	$(148,369,409)
Prudential Diversified Bond Portfolio	$19,271,422	$(29,744,115)
Prudential Equity Portfolio	$42,441,079	$(65,505,731)
Prudential Flexible Managed Portfolio	$21,687,903	$(54,845,264)
Prudential Conservative Balanced Portfolio	$15,340,753	$(57,419,790)
Prudential High Yield Bond Portfolio	$43,212,963	$(40,642,555)
Prudential Stock Index Portfolio	$34,771,545	$(46,364,517)
Prudential Value Portfolio	$21,946,172	$(34,295,207)
Prudential Natural Resources Portfolio	$10,462,133	$(18,929,817)
Prudential Global Portfolio	$20,926,049	$(18,400,611)
Prudential Government Income Portfolio	$20,300,075	$(26,254,858)
Prudential Zero Coupon Bond 2005 Portfolio	$5,730,792	$(8,119,550)
Prudential Jennison Portfolio	$31,819,837	$(23,590,125)
Prudential Small Capitalization Stock Portfolio	$22,779,233	$(22,016,626)
T. Rowe Price International Stock Portfolio	$217,466	$(349,175)
AIM V.I. Premier Equity Series	$531,983	$(539,886)
Janus Aspen Growth Portfolio	$1,070,938	$(346,542)
MFS Emerging Growth Series	$380,961	$(417,231)
American Century VP Value Fund	$426,169	$(432,504)
Prudential SP Alliance Large Cap Growth Portfolio	$2,927,536	$(2,550,755)
Prudential SP Davis Value Portfolio	$10,398,612	$(7,426,519)
Prudential SP Small/Mid Cap Value Portfolio	$11,698,654	$(10,997,052)
Prudential SP INVESCO Small Company Growth Portfolio	$7,156,060	$(6,004,658)
Prudential SP PIMCO Total Return Portfolio	$10,882,400	$(6,348,996)
Prudential SP PIMCO High Yield Portfolio	$37,240,570	$(33,903,364)
Janus Aspen Series Growth Portfolio - Service Shares	$35,857	$(1,323)
Prudential SP Large Cap Value Portfolio	$7,964,890	$(7,984,693)
Prudential SP AIM Core Equity Portfolio	$10,343	$(1,687)
Prudential SP MFS Capital Opportunities Portfolio	$1,116,435	$(1,117,152)
Prudential SP Strategic Partners Focused Growth Portfolio	$1,316,516	$(1,323,033)
Prudential SP Mid Cap Growth Portfolio	$7,417,209	$(7,624,945)
SP Prudential U.S. Emerging Growth Portfolio	$3,901,004	$(3,847,790)
Prudential SP AIM Aggressive Growth Portfolio	$1,022,301	$(715,367)
Prudential SP Alliance Technology Portfolio	$65,897	$(11,556)
Prudential SP Conservative Asset Allocation Portfolio	$142,002	$(28,520)

A18

Note 4: Purchases and Sales of Investments (continued)

	Purchases	Sales

Prudential SP Balanced Asset Allocation Portfolio	$110,852	$(79,766)
Prudential SP Growth Asset Allocation Portfolio	$991,904	$(974,735)
Prudential SP Aggressive Growth Asset Allocation Portfolio	$2,501,348	$(1,476,029)
Prudential SP Jennison International Growth Portfolio	$23,818,967	$(23,198,785)
Prudential SP Deutsche International Equity Portfolio	$22,179,765	$(22,844,738)

Note 5: Related Party Transactions

Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the portfolios in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent.

Note 6: Financial Highlights

Prudential sells a number of variable annuity products that are funded by the Account.These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Prudential and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio.The summary may not reflect the minimum and maximum contract charges offered by Prudential as contract owners may not have selected all available and applicable contract options.

A19

Note 6:Financial Highlights (continued)
	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
	(000s)	Lowest to Highest	(000s)	Income Ratio*	Lowest to Highest**	Lowest to Highest***

	Prudential Money Market Portfolio

December 31, 2003	72,762	$1.26990 to $1.91984	$131,561	0.84%	0.60% to 0.90%	-0.09% to 0.25%
December 31, 2002	79,804	$1.26686 to $1.91500	$144,779	1.51%	0.60% to 0.90%	0.60% to 0.91%
December 31, 2001	83,793	$1.25552 to $1.89767	$149,804	3.97%	0.60% to 0.90%	3.17% to 3.48%

	Prudential Diversified Bond Portfolio

December 31, 2003	62,720	$1.49365 to $3.01454	$179,385	4.03%	0.60% to 0.90%	6.52% to 6.85%
December 31, 2002	66,848	$1.39783 to $2.82154	$176,767	11.45%	0.60% to 0.90%	6.12% to 6.43%
December 31, 2001	65,406	$1.31342 to $2.65097	$163,498	6.00%	0.60% to 0.90%	6.03% to 6.34%

	Prudential Equity Portfolio

December 31, 2003	288,967	$1.39249 to $4.77598	$1,321,840	1.01%	0.60% to 0.90%	30.48% to 30.87%
December 31, 2002	292,853	$1.06403 to $3.64950	$1,025,075	0.90%	0.60% to 0.90%	-23.04% to -22.80%
December 31, 2001	298,796	$1.37832 to $4.72760	$1,356,367	0.83%	0.60% to 0.90%	-11.97% to -11.71%

	Prudential Flexible Managed Portfolio

December 31, 2003	375,756	$1.35164 to $3.54279	$1,293,190	2.03%	0.60% to 0.90%	22.66% to 23.03%
December 31, 2002	383,754	$1.09864 to $2.87970	$1,075,958	2.99%	0.60% to 0.90%	-13.52% to -13.26%
December 31, 2001	390,792	$1.26663 to $3.31989	$1,267,787	3.76%	0.60% to 0.90%	-6.52% to -6.24%

	Prudential Conservative Balanced Portfolio

December 31, 2003	311,818	$1.37624 to $3.09221	$934,002	2.70%	0.60% to 0.90%	17.71% to 18.07%
December 31, 2002	324,789	$1.16564 to $2.61915	$826,009	0.00%	0.60% to 0.90%	-9.79% to -9.52%
December 31, 2001	341,217	$1.28828 to $2.89478	$962,475	3.40%	0.60% to 0.90%	-2.89% to -2.60%

	Prudential High Yield Bond Portfolio

December 31, 2003	39,126	$1.30314 to $2.72766	$101,353	8.44%	0.60% to 0.90%	23.93% to 24.30%
December 31, 2002	38,519	$1.04850 to $2.19447	$78,792	17.49%	0.60% to 0.90%	0.59% to 0.89%
December 31, 2001	37,842	$1.03945 to $2.39981	$77,871	11.77%	0.60% to 0.90%	-1.32% to -1.03%

	Prudential Stock Index Portfolio

December 31, 2003	172,318	$1.57699 to $5.26096	$831,435	1.45%	0.60% to 0.90%	27.04% to 27.42%
December 31, 2002	175,174	$1.23773 to $4.12882	$659,733	1.28%	0.60% to 0.90%	-22.89% to -22.65%
December 31, 2001	174,445	$1.60022 to $5.33848	$865,988	1.00%	0.60% to 0.90%	-12.83% to -12.57%

	Prudential Value Portfolio

December 31, 2003	100,342	$1.66881 to $5.00511	$477,671	1.59%	0.60% to 0.90%	26.93% to 27.31%
December 31, 2002	103,273	$1.31080 to $3.93155	$384,684	1.42%	0.60% to 0.90%	-22.66% to -22.43%
December 31, 2001	105,682	$1.68979 to $5.06872	$508,784	1.58%	0.60% to 0.90%	-2.94% to -2.66%

	Prudential Natural Resources Portfolio

December 31, 2003	41,642	$2.62926 to $6.34069	$256,877	4.05%	0.60% to 0.90%	37.76% to 38.17%
December 31, 2002	43,014	$1.90858 to $4.58907	$192,548	0.56%	0.60% to 0.90%	17.85% to 18.21%
December 31, 2001	44,246	$1.61952 to $3.88226	$167,655	2.58%	0.60% to 0.90%	-10.88% to -10.62%

	Prudential Global Portfolio

December 31, 2003	116,325	$1.32331 to $1.72057	$196,857	0.36%	0.60% to 0.90%	32.87% to 33.27%
December 31, 2002	113,800	$0.99299 to $1.29103	$144,749	1.03%	0.60% to 0.90%	-25.81% to -25.59%
December 31, 2001	113,393	$1.33447 to $1.73500	$193,992	0.35%	0.60% to 0.90%	-18.35% to -18.10%

	Prudential Government Income Portfolio

December 31, 2003	41,679	$1.55875 to $2.83824	$114,131	3.78%	0.60% to 0.90%	1.54% to 1.85%
December 31, 2002	44,068	$1.53503 to $2.78677	$117,250	8.32%	0.60% to 0.90%	11.05% to 11.38%
December 31, 2001	35,529	$1.38233 to $2.50199	$86,141	5.87%	0.60% to 0.90%	7.10% to 7.42%

	Prudential Zero Coupon Bond 2005 Portfolio

December 31, 2003	11,131	$1.55378 to $3.39766	$36,745	4.35%	0.34% to 0.64%	1.24% to 1.55%
December 31, 2002	12,031	$1.53479 to $3.34585	$38,416	8.88%	0.37% to 0.67%	9.66% to 9.99%
December 31, 2001	11,071	$1.39953 to $3.04194	$31,298	4.66%	0.35% to 0.65%	7.41% to 7.72%

	Prudential Jennison Portfolio

December 31, 2003	202,705	$1.47976 to $2.13262	$423,932	0.27%	0.60% to 0.90%	29.08% to 29.48%
December 31, 2002	196,703	$1.14288 to $1.64713	$318,463	0.22%	0.60% to 0.90%	-31.57% to -31.36%
December 31, 2001	191,014	$1.66508 to $2.39981	$451,811	0.17%	0.60% to 0.90%	-18.98% to -18.74%

	Prudential Small Capitalization Stock Portfolio

December 31, 2003	88,604	$2.29546 to $2.67470	$233,469	0.49%	0.60% to 0.90%	37.04% to 37.44%
December 31, 2002	88,004	$1.67504 to $1.94604	$168,668	0.90%	0.60% to 0.90%	-15.68% to -15.43%
December 31, 2001	85,494	$1.98657 to $2.30107	$193,636	0.51%	0.60% to 0.90%	4.62% to 4.92%

A20

Note 6: Financial Highlights (continued)
	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
	(000s)	Lowest to Highest	(000s)	Income Ratio*	Lowest to Highest**	Lowest to Highest***

T. Rowe Price International Stock Portfolio

December 31, 2003	1,223	$0.93039 to $0.93039	$1,138	1.18%	0.60% to 0.60%	29.76% to 29.76%
December 31, 2002	1,366	$0.71701 to $0.71701	$980	1.09%	0.60% to 0.60%	-18.78% to -18.78%
December 31, 2001	1,025	$0.88282 to $0.88282	$905	2.44%	0.60% to 0.60%	-22.67% to -22.67%

AIM V.I. Premier Equity Series

December 31, 2003	2,168	$1.14482 to $1.14482	$2,482	0.30%	0.60% to 0.60%	24.33% to 24.33%
December 31, 2002	2,148	$0.92076 to $0.92076	$1,978	0.40%	0.60% to 0.60%	-30.68% to -30.68%
December 31, 2001	1,556	$1.32823 to $1.32823	$2,067	0.16%	0.60% to 0.60%	-13.08% to -13.08%

Janus Aspen Growth Portfolio

December 31, 2003	3,458	$1.26248 to $1.26248	$4,366	0.11%	0.60% to 0.60%	30.94% to 30.94%
December 31, 2002	2,808	$0.96414 to $0.96414	$2,707	0.00%	0.60% to 0.60%	-26.95% to -26.95%
December 31, 2001	1,921	$1.31984 to $1.31984	$2,536	0.07%	0.60% to 0.60%	-25.18% to -25.18%

MFS Emerging Growth Series

December 31, 2003	1,431	$1.15814 to $1.15814	$1,657	0.00%	0.60% to 0.60%	29.45% to 29.45%
December 31, 2002	1,455	$0.89465 to $0.89465	$1,302	0.00%	0.60% to 0.60%	-34.15% to -34.15%
December 31, 2001	1,015	$1.35868 to $1.35868	$1,378	0.00%	0.60% to 0.60%	-33.88% to -33.88%

American Century VP Value Fund

December 31, 2003	1,199	$1.66182 to $1.66182	$1,992	1.15%	0.60% to 0.60%	28.18% to 28.18%
December 31, 2002	1,218	$1.29643 to $1.29643	$1,579	0.76%	0.60% to 0.60%	-13.14% to -13.14%
December 31, 2001	829	$1.49259 to $1.49259	$1,237	0.68%	0.60% to 0.60%	12.15% to 12.15%

Prudential SP Alliance Large Cap Growth Portfolio (May 1, 2002)

December 31, 2003	516	$0.96210 to $0.96679	$496	0.00%	0.60% to 0.90%	22.77% to 23.13%
December 31, 2002	18	$0.78369 to $0.78519	$14	0.00%	0.60% to 0.90%	-22.24% to -22.09%

Prudential SP Davis Value Portfolio (May 1, 2002)

December 31, 2003	3,961	$1.10136 to $1.10699	$4,363	0.39%	0.60% to 0.90%	28.25% to 28.63%
December 31, 2002	1,051	$0.85879 to $0.86057	$903	0.00%	0.60% to 0.90%	-14.70% to -14.52%

Prudential SP Small/Mid Cap Value Portfolio (May 1, 2002)

December 31, 2003	2,119	$1.03262 to $1.03805	$2,189	0.03%	0.60% to 0.90%	31.92% to 32.33%
December 31, 2002	1,446	$0.78279 to $0.78445	$1,132	1.09%	0.60% to 0.90%	-22.03% to -21.87%

Prudential SP INVESCO Small Company Growth Portfolio (May 1, 2002)

December 31, 2003	2,017	$1.02277 to $1.02779	$2,063	0.00%	0.60% to 0.90%	33.50% to 33.90%
December 31, 2002	773	$0.76610 to $0.76758	$592	0.00%	0.60% to 0.90%	-23.39% to -23.24%

Prudential SP PIMCO Total Return Portfolio (May 1, 2002)

December 31, 2003	6,505	$1.11419 to $1.11994	$7,249	2.83%	0.60% to 0.90%	4.89% to 5.21%
December 31, 2002	2,338	$1.06221 to $1.06443	$2,484	2.23%	0.60% to 0.90%	6.22% to 6.44%

Prudential SP PIMCO High Yield Portfolio (May 1, 2002)

December 31, 2003	3,555	$1.18473 to $1.19021	$4,212	7.03%	0.60% to 0.90%	21.32% to 21.68%
December 31, 2002	401	$0.97657 to $0.97817	$392	1.02%	0.60% to 0.90%	-2.24% to -2.08%

Janus Aspen Series Growth Portfolio - Service Shares (May 1, 2002)

December 31, 2003	123	$1.01328 to $1.01328	$124	0.00%	0.90% to 0.90%	30.32% to 30.32%
December 31, 2002	86	$0.77755 to $0.77755	$67	0.00%	0.90% to 0.90%	-22.91% to -22.91%

Prudential SP Large Cap Value Portfolio (May 1, 2002)

December 31, 2003	81	$1.05214 to $1.05756	$85	0.00%	0.60% to 0.90%	25.63% to 26.02%
December 31, 2002	73	$0.83750 to $0.83920	$62	1.55%	0.60% to 0.90%	-17.04% to -16.88%

Prudential SP AIM Core Equity Portfolio (May 1, 2002)

December 31, 2003	65	$1.05439 to $1.05958	$68	0.35%	0.60% to 0.90%	22.59% to 22.95%
December 31, 2002	54	$0.86006 to $0.86177	$47	0.00%	0.60% to 0.90%	-14.79% to -14.62%

Prudential SP MFS Capital Opportunities Portfolio (May 1, 2002)

December 31, 2003	14	$0.96683 to $0.97187	$14	0.08%	0.60% to 0.90%	25.67% to 26.06%
December 31, 2002	11	$0.76931 to $0.77093	$8	0.00%	0.60% to 0.90%	-23.42% to -23.26%

Prudential SP Strategic Partners Focused Growth Portfolio (May 1, 2002)

December 31, 2003	1	$1.01233 to $1.01740	$1	0.00%	0.60% to 0.90%	24.72% to 25.09%
December 31, 2002	2	$0.81332 to $0.81332	$2	0.00%	0.60% to 0.60%	-19.32% to -19.32%

A21

Note 6: Financial Highlights (continued)
	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
	(000s)	Lowest to Highest	(000s)	Income Ratio*	Lowest to Highest**	Lowest to Highest***

Prudential SP Mid Cap Growth Portfolio (May 1, 2002)

December 31, 2003	191	$0.95016 to $0.95509	$182	0.00%	0.60% to 0.90%	38.84% to 39.27%
December 31, 2002	480	$0.68437 to $0.68577	$329	0.00%	0.60% to 0.90%	-30.86% to -30.72%

SP Prudential U.S. Emerging Growth Portfolio (May 1, 2002)

December 31, 2003	79	$1.07047 to $1.07571	$85	0.00%	0.60% to 0.90%	40.83% to 41.24%
December 31, 2002	27	$0.76012 to $0.76160	$20	0.00%	0.60% to 0.90%	-24.60% to -24.46%

Prudential SP AIM Aggressive Growth Portfolio (May 1, 2002)

December 31, 2003	525	$0.98514 to $0.99023	$517	0.00%	0.60% to 0.90%	25.38% to 25.78%
December 31, 2002	116	$0.78575 to $0.78730	$91	0.00%	0.60% to 0.90%	-21.66% to -21.51%

Prudential SP Alliance Technology Portfolio (May 1, 2002)

December 31, 2003	63	$0.96502 to $0.96977	$61	0.00%	0.60% to 0.90%	41.14% to 41.55%
December 31, 2002	1	$0.68512 to $0.68512	$1	0.00%	0.60% to 0.60%	-31.63% to -31.63%

Prudential SP Conservative Asset Allocation Portfolio (May 1, 2002)

December 31, 2003	135	$1.08919 to $1.09480	$148	1.10%	0.60% to 0.90%	15.44% to 15.80%
December 31, 2002	17	$0.94354 to $0.94545	$16	0.00%	0.60% to 0.90%	-5.84% to -5.65%

Prudential SP Balanced Asset Allocation Portfolio (May 1, 2002)

December 31, 2003	155	$1.08863 to $1.09416	$169	0.75%	0.60% to 0.90%	21.77% to 22.14%
December 31, 2002	139	$0.89401 to $0.89581	$124	0.00%	0.60% to 0.90%	-10.90% to -10.72%

Prudential SP Growth Asset Allocation Portfolio (May 1, 2002)

December 31, 2003	28	$1.07644 to $1.08178	$30	0.27%	0.60% to 0.90%	27.13% to 27.51%
December 31, 2002	9	$0.84841 to $0.84841	$8	0.00%	0.60% to 0.60%	-15.58% to -15.58%

Prudential SP Aggressive Growth Asset Allocation Portfolio (May 1, 2002)

December 31, 2003	1,050	$1.05131 to $1.05666	$1,104	0.00%	0.60% to 0.90%	31.59% to 31.98%
December 31, 2002	8	$0.80064 to $0.80064	$6	0.00%	0.60% to 0.60%	-20.48% to -20.48%

Prudential SP Jennison International Growth Portfolio (May 1, 2002)

December 31, 2003	780	$1.06861 to $1.07385	$833	0.00%	0.60% to 0.90%	38.33% to 38.75%
December 31, 2002	3	$0.77250 to $0.77250	$2	0.00%	0.90% to 0.90%	-23.03% to -23.03%

Prudential SP Deutsche International Equity Portfolio (May 1, 2002)

December 31, 2003	910	$1.03803 to $1.04313	$944	0.95%	0.60% to 0.90%	26.24% to 26.61%
December 31, 2002	1,347	$0.82229 to $0.82389	$1,107	0.00%	0.60% to 0.90%	-18.43% to -18.28%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2002 and 2001 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

A22

Note 6: Financial Highlights (continued)

Charges and Expenses

A. Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, at an effective annual rate of 0.90%, is applied daily against the net assets of PVAL, SVUL and PVUL contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential. Prudential currently intends to charge only 0.60% on PVAL contracts with face amounts of $100,000 or more and for PVUL contracts but reserves the right to make the full 0.90% charge. The mortality risk and expense risk charges are assessed through reduction in unit values.

B. Partial Withdrawal Charge

A charge is imposed by Prudential on partial withdrawals of the cash surrender value. A charge equal to the lesser of $25 or 2% for SVUL and PVUL and $15 or 2% for PVAL will be made in connection with each partial withdrawal of the cash surrender value of a contract. The range for withdrawal charges is 0% - 2%. A charge is assessed through the redemption of units.

C. Expense Reimbursement

The Account is reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% for the Prudential Zero Coupon Bond 2005 Portfolio, 0.45% for the Prudential Stock Index Portfolio, 0.50% for the Prudential Value Portfolio, 0.55% for the Prudential Natural Resources Portfolio, and 0.65% for the Prudential High Yield Bond Portfolio of the PVAL product’s average net assets of these portfolios.

SVUL contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incured by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of the portfolio of the Prudential Zero Coupon Bond 2005 Portfolio. This reimbursement is applied through an increase in unit values.

D. Deferred Sales Charge

A deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to compensate Prudential for sales and other marketing expenses.The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued but will not exceed 50% of the first year’s primary annual premium for PVAL contracts and 26% of the lesser of (a) the target level premium for the contract and (b) the actual premiums paid for PVUL contracts. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits. A deferred sales charge is assessed through the redemption of units.

E. Cost of Insurance and Other Related Charges

Contract owner contributions are subject to certain deductions prior to being invested in the Account.The deductions are for (1) transaction costs which are deducted from each premium payment for PVAL and PVUL, to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Sales charges will not exceed 0.5% of the primary annual premium for PVAL contracts, 30% of premiums paid in the first contract year up to the amount of the target level premium and 4% of premiums paid in excess of the target level premium for SVUL contracts and 4% of premiums paid in each contract year up to the amount of the target premium for PVUL contracts. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Prudential for the guaranteed minimum death benefit risk. These charges are assessed through the redemption of units.

A23

Report of Independent Auditors

To the Contract Owners of
The Prudential Variable Appreciable Account
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of The Prudential Variable Appreciable Account at December 31, 2003, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.These financial statements are the responsibility of the management of The Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2003 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 31, 2004

A24

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position December 31, 2003 and 2002 (in millions)

	2003	2002
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2003—$91,015; 2002—$89,693)	$98,225	$96,066
Trading account assets, at fair value	787	896
Equity securities, available for sale, at fair value (cost: 2003—$1,816; 2002—$1,736)	2,378	1,740
Commercial loans	15,659	15,420
Policy loans	7,207	8,094
Other long-term investments	3,216	3,451
Short-term investments	6,290	4,736

Total investments	133,762	130,403

Cash and cash equivalents	5,432	5,793
Accrued investment income	1,499	1,481
Deferred policy acquisition costs	4,933	4,741
Other assets	5,997	6,168
Due from parent and affiliates	5,096	4,523
Separate account assets	80,214	70,057

TOTAL ASSETS	$236,933	$223,166

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Future policy benefits	$67,573	$66,493
Policyholders’ account balances	38,886	36,682
Unpaid claims and claim adjustment expenses	1,620	1,560
Policyholders’ dividends	3,769	2,918
Securities sold under agreements to repurchase	8,074	8,975
Cash collateral for loaned securities	5,358	6,090
Income taxes payable	2,474	2,037
Short-term debt	3,578	1,933
Long-term debt	1,656	2,091
Other liabilities	5,081	7,455
Due to parent and affiliates	704	250
Separate account liabilities	80,214	70,057

Total liabilities	218,987	206,541

COMMITMENTS AND CONTINGENCIES (See Note 18)

STOCKHOLDER’S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2003 and 2002)	2	2
Additional paid-in capital	14,576	14,583
Deferred compensation	(16)	—
Accumulated other comprehensive income	2,265	2,097
Retained earnings (deficit)	1,119	(57)

Total stockholder’s equity	17,946	16,625

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$236,933	$223,166

See Notes to Consolidated Financial Statements B-1

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations Years Ended December 31, 2003, 2002 and 2001 (in millions)

	2003	2002	2001
REVENUES
Premiums	$7,170	$7,243	$12,253
Policy charges and fee income	1,533	1,577	2,027
Net investment income	7,521	7,624	9,152
Realized investment gains (losses), net	480	(1,166)	(675)
Commissions and other income	634	625	4,405

Total revenues	17,338	15,903	27,162

BENEFITS AND EXPENSES
Policyholders’ benefits	8,794	8,809	12,752
Interest credited to policyholders’ account balances	1,717	1,749	1,804
Dividends to policyholders	2,474	2,525	2,722
General and administrative expenses	2,757	2,818	9,488
Demutualization costs and expenses	—	—	588

Total benefits and expenses	15,742	15,901	27,354

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,596	2	(192)

Income taxes:
Current	396	253	(914)
Deferred	31	(243)	863

Total income tax expense (benefit)	427	10	(51)

INCOME (LOSS) FROM CONTINUING OPERATIONS	1,169	(8)	(141)

DISCONTINUED OPERATIONS
Income (loss) from discontinued operations, net of taxes	7	8	(6)

NET INCOME (LOSS)	$1,176	$—	$(147)

See Notes to Consolidated Financial Statements B-2

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Stockholder’s Equity Years Ended December 31, 2003, 2002 and 2001 (in millions)

					Accumulated Other Comprehensive Income (Loss)
	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Deferred Compensation	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)	Pension Liability Adjustment	Total Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, December 31, 2000	$—	$—	$20,374	$—	$(107)	$359	$(18)	$234	$20,608
Demutualization reclassification
of retained earnings	—	13,666	(13,666)	—	—	—	—	—	—
Destacking dividend to parent	—	—	(5,384)	—	220	(103)	16	133	(5,251)
Policy credits issued and cash
payments to be made to eligible
policyholders	—	—	(1,129)	—	—	—	—	—	(1,129)
Capital contribution from parent	—	1,050	—	—	—	—	—	—	1,050
Comprehensive income:
Net loss before date of
demutualization	—	—	(195)	—	—	—	—	—	(195)
Net income after date of
demutualization	—	—	48	—	—	—	—	—	48
Other comprehensive income,
net of tax:
Change in foreign currency
translation adjustments	—	—	—	—	(142)	—	—	(142)	(142)
Change in net unrealized
investment gains	—	—	—	—	—	903	—	903	903
Additional pension liability
adjustment	—	—	—	—	—	—	(29)	(29)	(29)

Other comprehensive income									732

Total comprehensive income									585

Balance, December 31, 2001	—	14,716	48	—	(29)	1,159	(31)	1,099	15,863
Adjustment to destacking dividend	—	(20)	—	—	—	—	—	—	(20)
Dividend to parent	—	(123)	(105)	—	—	—	—	—	(228)
Adjustments to policy credits
issued and cash payments to
eligible policyholders	—	10	—	—	—	—	—	—	10
Capital contribution from parent	2	—	—	—	—	—	—	—	2
Comprehensive income:
Net income	—	—	—	—	—	—	—	—	—
Other comprehensive income,
net of tax:
Change in foreign currency
translation adjustments	—	—	—	—	36	—	—	36	36
Change in net unrealized
investment gains	—	—	—	—	—	964	—	964	964
Additional pension liability
adjustment	—	—	—	—	—	—	(2)	(2)	(2)

Other comprehensive income									998

Total comprehensive income									998

Balance, December 31, 2002	2	14,583	(57)	—	7	2,123	(33)	2,097	16,625
Adjustments to policy credits
issued and cash payments to
eligible policyholders	—	4	—	—	—	—	—	—	4
Capital contribution from parent	—	19	—	—	—	—	—	—	19
Purchase of fixed maturities from an
affiliate	—	(29)	—	—	—	29	—	29	—
Long-term stock-based
compensation program	—	(1)	—	(16)	—	—	—	—	(17)
Comprehensive income:
Net income	—	—	1,176	—	—	—	—	—	1,176
Other comprehensive income,
net of tax:
Change in foreign currency
translation adjustments	—	—	—	—	45	—	—	45	45
Change in net unrealized
investment gains	—	—	—	—	—	130	—	130	130
Additional pension liability
adjustment	—	—	—	—	—	—	(36)	(36)	(36)

Other comprehensive income									139

Total comprehensive income									1,315

Balance, December 31, 2003	$2	$14,576	$1,119	$(16)	$52	$2,282	$(69)	$2,265	$17,946

See Notes to Consolidated Financial Statements B-3

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows Years Ended December 31, 2003, 2002 and 2001 (in millions)

	2003	2002	2001
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$1,176	$—	$(147)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	(480)	1,166	675
Policy charges and fee income	(399)	(396)	(482)
Interest credited to policyholders’ account balances	1,717	1,749	1,804
Depreciation and amortization, including premiums and discounts	153	131	433
Change in:
Deferred policy acquisition costs	(86)	186	(259)
Future policy benefits and other insurance liabilities	661	1,272	933
Trading account assets	109	(14)	2,268
Income taxes payable	423	181	(1,308)
Broker-dealer related receivables/payables	—	—	4,538
Securities purchased under agreements to resell	—	98	974
Cash collateral for borrowed securities	—	—	(1,407)
Cash collateral for loaned securities	(732)	1,282	(1,571)
Securities sold but not yet purchased	—	(96)	(2,168)
Securities sold under agreements to repurchase	(901)	2,845	(2,625)
Due to/from parent and affiliates	198	(295)	(74)
Other, net	(2,235)	309	3,707

Cash flows from (used in) operating activities	(396)	8,418	5,291

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	40,612	51,022	98,150
Fixed maturities, held to maturity	—	—	139
Equity securities, available for sale	496	1,228	5,503
Commercial loans	1,945	1,692	5,459
Other long-term investments	811	677	798
Payments for the purchase of:
Fixed maturities, available for sale	(41,079)	(58,141)	(97,511)
Fixed maturities, held to maturity	—	—	(56)
Equity securities, available for sale	(588)	(2,012)	(2,557)
Commercial loans	(1,973)	(2,122)	(1,558)
Other long-term investments	(251)	(692)	(1,328)
Cash acquired from the acquisition of subsidiary	—	—	5,912
Short-term investments	(1,557)	(676)	179
Due to/from parent and affiliates	(516)	1,344	(5,248)

Cash flows from (used in) investing activities	(2,100)	(7,680)	7,882

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	8,563	7,868	6,771
Policyholders’ account withdrawals	(7,692)	(6,068)	(9,014)
Net increase (decrease) in short-term debt	1,570	(2,136)	(6,098)
Proceeds from the issuance of long-term debt	—	—	1,464
Repayments of long-term debt	(301)	(470)	(720)
Cash payments to eligible policyholders	(5)	(500)	—
Capital contribution from parent	—	2	1,050
Dividend to parent	—	(228)	—
Cash destacked	—	—	(7,715)

Cash flows from (used in) financing activities	2,135	(1,532)	(14,262)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(361)	(794)	(1,089)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	5,793	6,587	7,676

CASH AND CASH EQUIVALENTS, END OF YEAR	$5,432	$5,793	$6,587

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid	$3	$33	$466

Interest paid	$186	$248	$638

NON-CASH TRANSACTIONS DURING THE YEAR
Policy credits issued and demutualization consideration payable to eligible policyholders	$—	$—	$1,469

See Notes to Consolidated Financial Statements B-4

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1.	BUSINESS

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement services.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

On the date of demutualization, policyholder membership interests in Prudential Insurance were extinguished and eligible policyholders collectively received shares of Common Stock of Prudential Financial, the rights to receive cash and increases to their policy values in the form of policy credits. The demutualization was accounted for as a reorganization. Accordingly, the Company’s retained earnings on the date of demutualization, after the distribution of the above consideration, was reclassified to “Additional paid-in capital.”

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company. The subsidiaries distributed by the Company to Prudential Financial included its property and casualty insurance companies, its principal securities brokerage companies, its international insurance companies, its principal asset management operations, its international securities and investments operations, its domestic banking operations and its residential real estate brokerage franchise and relocation services operations. The destacking was reflected as a dividend from the Company to Prudential Financial. For financial reporting purposes, the destacking is assumed to have occurred on December 31, 2001. The net income for the destacked companies and operations for the period December 18, 2001 through December 31, 2001 that is included within the Company’s results of operations was not material.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Prudential Insurance, its majority-owned subsidiaries and those partnerships and joint ventures in which the Company has a majority financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, investments, future policy benefits, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as “available for sale” are carried at estimated fair value. Estimated fair value for fixed maturities, other than private placement securities, are based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for private placement fixed maturities are determined primarily by using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management. The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be an other than temporary impairment. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities “available for sale,” net of income tax and the effect on deferred policy acquisition costs, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in a separate component of equity, “Accumulated other comprehensive income (loss).”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Trading account assets and securities sold but not yet purchased consist primarily of investments and derivatives used by the Company either in its capacity as a broker-dealer or its use of derivatives for asset and liability management activities. These instruments are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in “Commissions and other income.”

Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to estimated fair value when a decline in value is considered to be an other than temporary impairment. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.

Commercial loans are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management’s judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to generate income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities purchased under agreements to resell and securities sold under agreements to repurchase that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. The Company’s policy is to take possession or control of securities purchased under agreements to resell and to value the securities daily. Assets to be repurchased or resold are the same, or substantially the same, as the assets transferred or received. The market value of securities to be repurchased is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure. Income and expenses related to these transactions executed within our general account, insurance subsidiaries, and broker-dealer used to generate income is reported as net investment income; however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed with our derivative dealer operations are reported in “Commissions and other income.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company’s securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expense associated with securities borrowing activities are included in “Net investment income.” Income and expense associated with securities lending activities used to generate income are generally included in “Net investment income,” however, for securities lending activity used for funding purposes, the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control as well as investments in the Company’s own separate accounts, which are carried at estimated fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.”

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost which, because of their short term, approximates fair value.

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in “Realized investment gains (losses), net.” In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) whether the decline is substantial; (2) the duration of the decline (generally greater than six months); (3) the reasons for the decline in value (credit event, interest related or market fluctuation); (4) the Company’s ability and intent to hold the investments for a period of time to allow for a recovery of value; and (5) the financial condition of and near-term prospects of the issuer. Provisions for losses on commercial loans are included in “Realized investment gains (losses), net.” Decreases in the carrying value of investment real estate held for disposal or for the production of income are recorded in “Realized investment gains (losses), net.”

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt issues with a maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs (“DAC”) are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

For participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is evaluated regularly. The average rate of assumed future investment yield used in estimating expected gross margins was 7.33% at December 31, 2003 and gradually increases to 8.06% for periods after December 31, 2031. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized over the expected life of the contracts in proportion to premiums.

The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

For property and casualty insurance contracts, DAC is amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of DAC. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

For group annuity defined contribution contracts and funding agreement notes issuance program, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to estimated gross profits. For group and individual long-term care contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to premiums. For other group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Commissions and other income.”

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, trade receivables, reinsurance recoverables, goodwill, receivables resulting from sales of securities that had not yet settled at the balance sheet date, and certain restricted assets. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of employee benefit liabilities, payables resulting from purchases of securities that had not yet settled at the balance sheet date, trade payables and demutualization consideration not yet paid to policyholders.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when received. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized, based on the present value of future benefits and expenses.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. To the extent the guaranteed minimum death benefit exceeds the current account value at the time of death, the Company incurs a cost that is recorded as “Policyholders’ benefits” for the period in which death occurs.

Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income,” or as a reduction of “Interest credited to policyholders’ account balances,” and consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments

Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).”

Commissions and Other Income

Commissions and other income principally includes securities and commodities commission revenues and asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from trading activities of the Company’s securities and investment management businesses are also included in “Commissions and other income.” The Company’s principal securities brokerage companies, its principal asset management operations and its international securities and investments operations were destacked on the date of demutualization as discussed in Note 1.

Derivative Financial Instruments

The Company adopted SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company. In 2003, the Company adopted SFAS No. 149, “Amendment of Statement 133, Accounting for Derivative Instruments and Hedging Activities.” The adoption of this statement did not have a material impact on the results of operations of the Company, other than as discussed below.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Upon its adoption of SFAS No. 133, the Company reclassified “held to maturity” securities with a fair market value of approximately $12,085 million to “available for sale” as permitted by the new standard. This reclassification resulted in unrealized investment gains of $94 million, net of tax, which were recorded as a component of “Accumulated other comprehensive income (loss)” at the time of the transfer in 2001.

Upon its adoption of SFAS No. 149, the Company recharacterized certain contracts to acquire “to be announced” securities from “Fixed maturities — available for sale” to derivatives within “Other long-term investments.” The impact of adoption of this standard included a reduction of approximately $3.2 billion of available for sale securities, as of December 31, 2003, with the related offsets recorded in “Other assets” and “Other liabilities.” In addition, an asset related to these contracts of approximately $12 million was reported in “Other long-term investments,” as of December 31, 2003, with a related gain reported in “Realized investment gains (losses), net” for the year ended December 31, 2003.

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the values of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix, manage the interest rate and currency characteristics of invested assets and to mitigate the risk of a diminution, upon translation to U.S. dollars, of expected non-U.S. earnings resulting from unfavorable changes in currency exchange rates. They are also used in a derivative dealer capacity to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded in the Consolidated Statements of Financial Position either as assets, within “Trading account assets” or “Other long-term investments,” or as liabilities, within “Other liabilities.” Realized and unrealized changes in fair value of derivatives used in a dealer capacity are included in “Commissions and other income” in the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

As discussed in detail below and in Note 17, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective unrealized portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

For non-dealer related derivatives the Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion of adjusting the derivative to fair value is recorded in “Realized investment gains (losses), net.”

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement line item associated with the hedged item. Under certain circumstances, the change in fair value of an unhedged item is either not recorded or recorded instead in “Accumulated other comprehensive income (loss).” When such items are hedged and the hedge qualifies as a fair value hedge, the change in fair value of both the hedged item and the derivative are reported on a net basis in “Realized investment gains (losses), net.” Periodic settlements associated with such derivatives are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or “Accumulated other comprehensive income (loss),” depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a firm commitment that is to be settled in a foreign currency) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company occasionally is a party to a financial instrument that contains a derivative instrument that is “embedded” in the financial instrument. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

When it is determined that the derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows over the original term of the hedge contract.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses) net.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Income Taxes

The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. In addition to taxes on operations, the Internal Revenue Code imposes an “equity tax” on mutual life insurance companies. Subsequent to the demutualization, the Company is no longer subject to the equity tax. Subsidiaries operating outside the United States are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Demutualization Costs and Expenses

Demutualization costs and expenses include the cost of engaging external accounting, actuarial, investment banking, legal and other consultants to advise the Company, the New Jersey Department of Banking and Insurance and the New York State Insurance Department in the demutualization process and related matters as well as the cost of printing and postage for communications with policyholders and other administrative costs. Demutualization costs and expenses for the year ended December 31, 2001 also include $340 million of demutualization consideration paid to former Canadian branch policyholders pertaining to certain policies that Prudential Insurance transferred to London Life Insurance Company in 1996.

New Accounting Pronouncements

In December 2003, the Financial Accounting Standards Board (“FASB”) revised Interpretation (“FIN”) No. 46, “Consolidation of Variable Interest Entities”, which was originally issued in January 2003. FIN No. 46 addresses whether certain types of entities, referred to as variable interest entities (“VIEs”), should be consolidated in a company’s financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. The Company adopted FIN No. 46 for relationships with VIEs that began on or after February 1, 2003, and on December 31, 2003, adopted the revised guidance for all relationships with VIEs that are special purpose entities (“SPEs”). The Company will implement the revised guidance to relationships with potential VIEs that are not SPEs as of March 31, 2004. The transition to the revised guidance for SPEs as of December 31, 2003, had no material effect on the Company’s consolidated financial position, results of operations or cash flows. The Company does not believe the transition to the revised guidance on March 31, 2004, will have a material effect on the Company’s consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 03-01, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.” AcSEC has developed the SOP to address the evolution of product designs since the issuance of Statement of Financial Accounting Standards (“SFAS”) No. 60, “Accounting and Reporting by Insurance Enterprises,” and SFAS No. 97, “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments” and the need for interpretive guidance to be developed in three areas: separate account presentation and valuation; the accounting recognition given sales inducements (bonus interest, bonus credits, persistency bonuses); and the classification and valuation of certain long-duration contract liabilities.

The most significant accounting implications of the SOP are as follows: (1) reporting and measuring assets and liabilities of separate account products as general account assets and liabilities when specified criteria are not met; (2) reporting and measuring seed money in separate accounts as general account assets based on the insurer’s proportionate beneficial interest in the separate account’s underlying assets; (3) capitalizing sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs, but immediately expensing those sales inducements accrued or credited if such criteria are not met; (4) recognizing contractholder liabilities for: (a) modified guaranteed (market value adjusted) annuities at accreted balances that do not include the then current market value surrender adjustment, (b) two-tier annuities at the lower (non-annuitization) tier account value, (c) persistency bonuses at amounts that are not reduced for expected forfeitures, (d) group pension participating and similar general account “pass through” contracts that are not accounted for under SFAS No. 133 at amounts based on the fair value of the assets or index that determines the investment return pass through; (5) establishing an additional liability for guaranteed minimum death and similar mortality and morbidity benefits only for contracts determined to have mortality and morbidity risk that is other than nominal and when the risk charges made for a period are not proportionate to the risk borne during that period; and (6) for contracts containing an annuitization benefits contract feature, if such contract feature is not accounted for under the provisions of SFAS No. 133 establishing an additional liability for the contract feature if the present value of expected annuitization payments at the expected annuitization date exceeds the expected account balance at the expected annuitization date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company will adopt the SOP effective January 1, 2004. The effect of initially adopting this SOP will be reported as a cumulative effect of a change in accounting principle in the 2004 results of operations, which the Company expects to be a charge of approximately $52 million, net of taxes. This charge is caused primarily by the impact of converting a large group annuity contract from separate account accounting treatment to general account accounting treatment and an increase in reserves for guaranteed minimum death benefits. In addition, the FASB is currently considering the accounting for certain unearned revenue liabilities under the SOP, which could result in a decrease in the cumulative effect of change in accounting principle to be recorded.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, “Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments.” Implementation Issue No. B36 indicates that a modified coinsurance arrangement (“modco”), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company’s return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 had no impact on the consolidated financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.” SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company’s adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company’s commitment to a restructuring plan. The Company has adopted this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation’s guidance did not have a material effect on the Company’s financial position.

In June 2001, the FASB issued SFAS No. 142, “Goodwill and Other Intangible Assets.” SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All indefinite lived intangible assets shall be tested for impairment in accordance with the statement. The Company adopted SFAS No. 142 as of January 1, 2002. The Company ceased the amortization of goodwill as of that date and determined that the implementation of the standard’s transition provisions did not result in an impairment loss as of the adoption date. Net loss would have been approximately $126 million for the year ended December 31, 2001, had the provisions of the new standard been applied as of January 1, 2001. Goodwill amortization amounted to $21 million for the year ended December 31, 2001. The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. As a result of the December 31, 2003 and 2002 annual impairment tests, the Company determined that no impairments were needed. Goodwill, which is included in “Other assets,” amounted to $99 million and $105 million at December 31, 2003 and 2002, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In August 2001, the FASB issued SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. The implementation of this provision was not material to the Company’s financial position. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. An impairment for assets that are not to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. Consequently, certain activities included in discontinued operations in the accompanying financial statements would not have been recorded as discontinued operations prior to the adoption of SFAS No. 144. See Note 3 for additional information pertaining to discontinued operations. The Company adopted SFAS No. 144 effective January 1, 2002.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3.	DISCONTINUED OPERATIONS

Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2003	2002	2001
	(in millions)
Web-based workplace distribution of voluntary benefits (a)	$—	$(58)	$(20)
Healthcare operations (b)	11	71	25
Other	—	—	(9)

Income (loss) from discontinued operations before income taxes	11	13	(4)
Income tax expense	4	5	2

Income (loss) from discontinued operations, net of taxes	$7	$8	$(6)

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $24 million and $56 million, respectively, at December 31, 2003, and $53 million and $52 million, respectively, at December 31, 2002.

(a)	In the third quarter of 2002, the Company discontinued its web-based business for the workplace distribution of voluntary benefits. The loss for the year ended December 31, 2002 includes a pre-tax impairment charge of $32 million on the Company’s investment in a vendor of that distribution platform, as well as a pre-tax charge of $7 million related to severance and contract termination costs.

(b)	The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2003, 2002 and 2001. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters. Although the Company no longer issues or renews healthcare policies, it was required to issue and renew policies for specified periods of time after the closing date, in order to provide for uninterrupted operation and growth of the business that Aetna acquired. All such policies were 100% coinsured by Aetna. Consequently, the following amounts pertaining to the coinsurance agreement had no effect on the Company’s results of operations. Ceded premiums and benefits were $(2) million and $(7) million, respectively for the year ended December 31, 2003. Ceded premiums and benefits for the year ended December 31, 2002 were $27 million and $17 million, respectively, and for the year ended December 31, 2001 were $966 million and $827 million, respectively. Reinsurance recoverable under this agreement, included in “Other assets,” was $14 million at December 31, 2003 and $45 million at December 31, 2002.

B-14

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular quarterly or annual period.

4.	ACQUISITIONS

Acquisition of CIGNA Corporation’s Retirement Business

On November 17, 2003, Prudential Financial announced that it had entered into a definitive Stock Purchase and Asset Transfer Agreement with CIGNA Corporation (“CIGNA”) and certain of its affiliates, pursuant to which Prudential Financial will acquire CIGNA’s retirement business. As part of Prudential Financial’s acquisition of CIGNA’s retirement business, the Company intends to acquire the domestic insurance subsidiaries of CIGNA’s retirement business. The total consideration payable in the transaction is a cash purchase price of $2.1 billion, of which the majority is expected to be paid by the Company. These consideration amounts are subject to adjustment. The transaction is subject to various closing conditions, including, among others, state insurance and other regulatory approvals and is expected to close in the first half of 2004.

Acquisition of Kyoei Life Insurance Company, Ltd.

In April 2001, the Company completed the acquisition of Kyoei Life Insurance Co., Ltd. (“Kyoei”), a stock life insurance company located in Japan, which has been accounted for as a purchase. Kyoei was renamed Gibraltar Life Insurance Company, Ltd. (“Gibraltar Life”) by the Company concurrent with the acquisition. Gibraltar Life primarily offers individual life insurance in Japan, and its distribution is primarily through an agency force and affinity groups.

Prior to its acquisition, Gibraltar Life filed for reorganization under the Reorganization Law of Japan. The Reorganization Law, similar to Chapter 11 of the U.S. Bankruptcy Code, is intended to provide a mechanism for restructuring financially troubled companies by permitting the adjustment of the interests of creditors, shareholders and other interested parties. On April 2, 2001, the Tokyo District Court issued its official recognition order approving the Reorganization Plan. The Reorganization Plan became effective immediately upon the issuance of the recognition order, and is binding upon Gibraltar Life, its creditors, including policyholders, its former shareholders and other interested parties, whether or not they submitted claims or voted for or against the plan. The Reorganization Plan included the extinguishment of all existing stock for no consideration and the issuance of 1.0 million new shares of common stock. Pursuant to the Reorganization Plan, on April 19, 2001 the Company contributed ¥50 billion ($395 million based on currency exchange rates at that time) in cash to Gibraltar Life’s capital and on April 20, 2001 received 100% of Gibraltar Life’s newly issued common stock. The Company also provided ¥98 billion ($775 million based on currency exchange rates at that time) to Gibraltar Life in the form of a subordinated loan.

For purposes of inclusion in the Company’s Consolidated Financial Statements, Gibraltar Life has adopted a November 30 fiscal year end. Therefore, the Company’s Consolidated Statements of Operations for the year ended December 31, 2001, include Gibraltar Life’s results of operations for the period April 2, 2001 through November 30, 2001 and include income from continuing operations before income taxes for Gibraltar Life of $238 million. Gibraltar Life was destacked on the date of demutualization as discussed in Note 1.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

5.	INVESTMENTS

Fixed Maturities and Equity Securities The following tables provide information relating to fixed maturities and equity securities (excluding trading account assets) at December 31,

	2003
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$6,911	$438	$30	$7,319
Obligations of U.S. states and their political subdivisions	1,649	178	7	1,820
Foreign government bonds	2,707	472	4	3,175
Corporate securities	76,395	6,242	185	82,452
Mortgage-backed securities	3,353	113	7	3,459

Total fixed maturities available for sale	$91,015	$7,443	$233	$98,225

Equity securities available for sale	$1,816	$614	$52	$2,378

	2002
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$8,133	$658	$7	$8,784
Obligations of U.S. states and their political subdivisions	864	126	—	990
Foreign government bonds	1,850	346	2	2,194
Corporate securities	71,743	5,523	527	76,739
Mortgage-backed securities	7,103	259	3	7,359

Total fixed maturities available for sale	$89,693	$6,912	$539	$96,066

Equity securities available for sale	$1,736	$145	$141	$1,740

The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 2003, is as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$5,374	$5,451
Due after one year through five years	27,233	28,808
Due after five years through ten years	26,170	28,507
Due after ten years	28,885	32,000
Mortgage-backed securities	3,353	3,459

Total	$91,015	$98,225

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. B-16

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
The following table depicts the source of fixed maturity proceeds and related gross gains/(losses) on trades and prepayments and losses on impairments of both fixed maturities and equity securities:

	2003	2002	2001
	(in millions)
Fixed maturities - available for sale:
Proceeds from sales	$29,701	$39,417	$84,629
Proceeds from maturities/repayments	10,911	11,605	13,521
Gross investment gains from sales and prepayments	881	1,158	1,270
Gross investment losses from sales	(286)	(1,213)	(1,136)

Fixed maturities - held to maturity:
Proceeds from maturities/repayments	$—	$—	$139
Gross investment gains from prepayment	—	—	—

Fixed maturity and equity security impairments:
Write-downs for impairments of fixed maturities	$(327)	$(664)	$(777)
Write-downs for impairments of equity securities	(68)	(194)	(238)

Due to the adoption of SFAS No. 133, on January 1, 2001, the aggregate amortized cost of “held to maturity” securities transferred to the “available for sale” portfolio was $11,937 million. Unrealized investment gains of $94 million, net of tax, were recorded in “Accumulated other comprehensive income (loss)” at the time of the transfer in 2001.

Commercial Loans

The Company’s commercial loans are as follows at December 31,

	2003		2002
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Collateralized loans by property type
Office buildings	$3,353	21.2%	$3,332	21.4%
Retail stores	1,739	11.0%	1,993	12.8%
Residential properties	52	0.3%	98	0.6%
Apartment complexes	4,640	29.4%	4,410	28.3%
Industrial buildings	3,379	21.4%	3,098	19.9%
Agricultural properties	1,864	11.8%	1,863	11.9%
Other	764	4.9%	798	5.1%

Subtotal of collateralized loans	15,791	100.0%	15,592	100.0%

Valuation allowance	(132)		(172)

Total collateralized loans	$15,659		$15,420

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (26.9%) and New York (10.3%) at December 31, 2003.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is summarized as follows:

	2003	2002	2001
	(in millions)
Allowance for losses, beginning of year	$172	$202	$225
Allowance on loans acquired from Gibraltar Life	—	—	739
Release of allowance for losses	(35)	(1)	(24)
Charge-offs, net of recoveries	(5)	(29)	(412)
Change in foreign exchange	—	—	7
Destacking	—	—	(333)

Allowance for losses, end of year	$132	$172	$202

B-17

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
Non-performing commercial loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2003	2002
	(in millions)
Non-performing commercial loans with allowance for losses	$43	$87
Non-performing commercial loans with no allowance for losses .	121	163
Allowance for losses, end of year	(7)	(9)

Net carrying value of non-performing commercial loans	$157	$241

Non-performing commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $202 million, $316 million and $407 million for 2003, 2002 and 2001, respectively. Net investment income recognized on these loans totaled $12 million, $23 million and $32 million for the years ended December 31, 2003, 2002 and 2001, respectively.

Other Long-term Investments

“Other long-term investments” are comprised as follows:

	2003	2002
	(in millions)
Joint venture and limited partnerships:
Real estate related	$364	$681
Non real estate related	954	913

Total joint venture and limited partnerships	1,318	1,594

Real estate held through direct ownership	119	126
Separate accounts	1,273	1,051
Other	506	680

Total other long-term investments	$3,216	$3,451

Equity Method Investments

Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:

	At December 31,
	2003	2002
	(in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate	$1,320	$2,179
Investments in securities	4,257	2,460
Cash and cash equivalents	86	132
Other assets	2,494	76

Total assets	$8,157	$4,847

Borrowed funds-third party	$934	$645
Borrowed funds-Prudential Financial	—	—
Other liabilities	3,767	561

Total liabilities	4,701	1,206
Partners’ capital	3,456	3,641

Total liabilities and partners’ capital	$8,157	$4,847

Equity in partners’ capital included above	$808	$1,074
Equity in limited partnership interests not included above	510	520

Carrying value	$1,318	$1,594

B-18

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Years ended December 31,
	2003	2002	2001
	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$233	$140	$245
Income from securities investments	337	126	142
Interest expense-third party	(63)	(63)	(31)
Other expenses	(215)	(159)	(251)

Net earnings	$292	$44	$105

Equity in net earnings included above	$65	$5	$37
Equity in net earnings of limited partnership interests not included above	41	12	47

Total equity in net earnings	$106	$17	$84

Net Investment Income Net investment income for the years ended December 31, was from the following sources:

	2003	2002	2001
	(in millions)
Fixed maturities available for sale	$5,736	$5,849	$6,824
Fixed maturities held to maturity	—	—	12
Trading account assets	1	—	294
Equity securities available for sale	42	57	45
Commercial loans	1,215	1,244	1,432
Policy loans	470	510	522
Broker-dealer related receivables	—	—	513
Short-term investments and cash equivalents	145	267	462
Other investment income	329	170	436

Gross investment income	7,938	8,097	10,540
Less investment expenses	(417)	(473)	(1,388)

Net investment income	$7,521	$7,624	$9,152

Based on the carrying value, assets categorized as “non-income producing” at December 31, 2003 included in fixed maturities and commercial loans totaled $72 million and $26 million, respectively.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2003	2002	2001
	(in millions)
Fixed maturities	$268	$(719)	$(639)
Equity securities available for sale	(2)	(155)	(245)
Commercial loans	58	10	1
Investment real estate	(3)	—	40
Joint ventures and limited partnerships	88	11	—
Derivatives	7	(292)	154
Other	64	(21)	14

Realized investment gains (losses), net	$480	$(1,166)	$(675)

B-19

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, are as follows:

	Unrealized Gains (Losses) On Investments	Deferred Policy Acquisition Costs	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2000	$731	$(50)	$(104)	$—	$(218)	$359
Net investment gains (losses) on investments arising
during the period	815	—	—	—	(301)	514
Reclassification adjustment for (gains) losses included in
net income	865	—	—	—	(320)	545
Impact of net unrealized investment (gains) losses on
deferred policy acquisition costs	—	(270)	—	—	97	(173)
Impact of net unrealized investment (gains) losses on
future policy benefits	—	—	27	—	(10)	17
Destacking dividend to parent	(156)	3	—	—	50	(103)

Balance, December 31, 2001	2,255	(317)	(77)	—	(702)	1,159
Net investment gains (losses) on investments arising
during the period	3,231	—	—	—	(1,162)	2,069
Reclassification adjustment for (gains) losses included in
net income	844	—	—	—	(303)	541
Impact of net unrealized investment (gains) losses on
deferred policy acquisition costs	—	(195)	—	—	70	(125)
Impact of net unrealized investment (gains) losses on
future policy benefits	—	—	(772)	—	278	(494)
Impact of net unrealized investment (gains) losses on
policyholders’ dividends	—	—	—	(1,606)	579	(1,027)

Balance, December 31, 2002	6,330	(512)	(849)	(1,606)	(1,240)	2,123
Net investment gains (losses) on investments arising
during the period	1,625	—	—	—	(542)	1,083
Reclassification adjustment for (gains) losses included in
net income	(289)	—	—	—	96	(193)
Impact of net unrealized investment (gains) losses on
deferred policy acquisition costs	—	106	—	—	(38)	68
Impact of net unrealized investment (gains) losses on
future policy benefits	—	—	(456)	—	164	(292)
Impact of net unrealized investment (gains) losses on
policyholders’ dividends	—	—	—	(837)	301	(536)
Purchase of fixed maturities from an affiliate	45	—	—	—	(16)	29

Balance, December 31, 2003	$7,711	$(406)	$(1,305)	$(2,443)	$(1,275)	$2,282

The table below presents unrealized gains (losses) on investments by asset class at December 31,

	2003	2002	2001
	(in millions)
Fixed maturities	$7,210	$6,373	$2,282
Equity securities	562	4	77
Other investments	(61)	(47)	(104)

Unrealized gains on investments	$7,711	$6,330	$2,255

B-20

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2003:

	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S.
government corporations and agencies	$1,581	$33	$—	$—	$1,581	$33
Obligations of U.S. states and their political subdivisions	134	7	2	—	136	7
Foreign government bonds	180	3	35	1	215	4
Corporate securities	6,731	145	1,040	37	7,771	182
Mortgage-backed securities	823	7	—	—	823	7

Total	$9,449	$195	$1,077	$38	$10,526	$233

As of December 31, 2003, gross unrealized losses on fixed maturities totaled $233 million comprising 672 issuers. Of this amount, there was $195 million in less than twelve months category comprising 596 issuers and $38 million in the greater than twelve months category comprising 76 issuers. The $233 million of gross unrealized losses is mainly comprised of investment grade securities. Approximately $36 million of the total gross unrealized losses represented declines in value of greater than 20%, none of which had been in that position for a period of twelve months or more, and substantially all of which were less than six months old. The $38 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing sector, utility sector and in asset backed securities. Additionally, there were no individual issuers with gross unrealized losses greater than $10 million. Based on a review of the above information in conjunction with other factors as outlined in the policy surrounding other than temporary impairments (see Note 2), the Company has concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2003.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, as of December 31, 2003:

	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities available for sale	$158	$32	$96	$19	$254	$51

As of December 31, 2003, gross unrealized losses on equity securities totaled $51 million comprising 1,292 issuers. Of this amount, there were $32 million in less than twelve months category comprising 869 issuers and $19 million in the greater than twelve months category comprising 423 issuers. Approximately $4 million of the total gross unrealized losses represented declines of greater than 20%, none of which had been in that position for a period of six months or more. There were no individual issuers comprising more than $5 million of the $19 million of gross unrealized losses in the greater than twelve months category. Based on a review of the above information in conjunction with other factors outlined in the policy surrounding other than temporary impairments (see Note 2), the Company has concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2003.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreement to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2003	2002
	(in millions)
Fixed maturities available for sale	$13,404	$15,071
Trading account assets	456	68
Separate account assets	3,196	2,496

Total securities pledged	$17,056	$17,635

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. The fair value of this collateral was approximately $422 million and $280 million at December 31, 2003 and 2002, respectively, of which $272 million in 2003 and $80 million in 2002 had either been sold or repledged.

Assets of $265 million and $223 million at December 31, 2003 and 2002, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $601 million and $789 million at December 31, 2003 and 2002, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $71 million and $119 million at December 31, 2003 and 2002, respectively, were pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $11 million and $25 million at December 31, 2003 and 2002, respectively.

6.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2003	2002	2001
	(in millions)
Balance, beginning of year	$4,741	$5,122	$7,063
Capitalization of commissions, sales and issue expenses	461	461	1,385
Amortization	(375)	(647)	(1,126)
Change in unrealized investment gains and losses	106	(195)	(270)
Foreign currency translation	—	—	(184)
Destacking	—	—	(1,746)

Balance, end of year	$4,933	$4,741	$5,122

7.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits Future policy benefits at December 31, are as follows:

	2003	2002
	(in millions)
Life insurance	$53,450	$52,610
Annuities	13,768	13,591
Other contract liabilities	355	292

Total future policy benefits	$67,573	$66,493

Participating insurance represented 30% and 34% of domestic individual life insurance in force at December 31, 2003 and 2002, respectively, and 92%, 91% and 92% of domestic individual life insurance premiums for 2003, 2002 and 2001, respectively.

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Annuity liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience when the basis of the reserve is established. Interest rates used for the aggregate reserves range from 2.5% to 11.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities are equal to the aggregate of (1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and (2) premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience when the basis of the reserve is established. The interest rates used in the determination of the aggregate reserves range from 3.5% to 14.8%; less than 3% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the aggregate reserves range from 2.5% to 6.4%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,830 million and $2,457 million are included in “Future policy benefits” with respect to these deficiencies at December 31, 2003 and 2002, respectively.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2003	2002
	(in millions)
Individual annuities	$6,854	$6,115
Group annuities	1,769	1,815
Guaranteed investment contracts and guaranteed interest accounts	13,951	13,698
Funding agreements	1,451	284
Interest-sensitive life contracts	3,508	3,369
Dividend accumulations and other	11,353	11,401

Policyholders’ account balances	$38,886	$36,682

Policyholders’ account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Included in funding agreements at December 31, 2003 are $1,052 million of medium-term notes of consolidated trust entities secured by funding agreements purchased with the proceeds of such notes. The interest rates associated with such notes range from 1.3% to 3.9%. Interest crediting rates range from 3.5% to 8% for interest-sensitive life contracts and from 0.0% to 13.8% for investment-type contracts. Less than 4% of policyholders’ account balances have interest crediting rates in excess of 8%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Unpaid Claims and Claim Adjustment Expenses

The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance and accident and health insurance at December 31:

	2003		2002		2001
	Accident and Health	Property and Casualty	Accident and Health	Property and Casualty	Accident and Health	Property and Casualty
	(in millions)
Balance at January 1	$1,560	$—	$1,647	$—	$1,701	$1,848
Less reinsurance recoverables, net	24	—	129	—	246	608

Net balance at January 1	1,536	—	1,518	—	1,455	1,240

Incurred related to:
Current year	542	—	541	—	632	1,440
Prior years	33	—	(32)	—	(45)	(113)

Total incurred	575	—	509	—	587	1,327

Paid related to:
Current year	153	—	158	—	219	932
Prior years	355	—	333	—	312	553

Total paid	508	—	491	—	531	1,485

Acquisitions (dispositions)	—	—	—	—	15	—
Destacking	—	—	—	—	(8)	(1,082)

Net balance at December 31	1,603	—	1,536	—	1,518	—
Plus reinsurance recoverables, net	17	—	24	—	129	—

Balance at December 31	$1,620	$—	$1,560	$—	$1,647	$—

The accident and health reinsurance recoverable balance related to unpaid claims at December 31, 2003, 2002 and 2001 includes $1 million, $9 million and $117 million, respectively, attributable to the Company’s discontinued healthcare business.

The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company’s experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statements of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

The amounts incurred for claims and claim adjustment expenses for accident and health in 2003 that related to prior years were primarily due to required interest somewhat offset by long-term disability claim termination experience. The amounts incurred for claims and claim adjustment expenses for accident and health in 2002 and 2001 that related to prior years was due to long-term disability claim termination experience. The amounts incurred for claims and claim adjustment expenses for property and casualty in 2001 that related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

8.	CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the United States. The Company established a separate closed block for participating individual life insurance policies issued by the Canadian branch of Prudential Insurance. Due to the substantially smaller number of outstanding Canadian policies, this separate closed block is insignificant in size and is not included in the information presented below.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. As of December 31, 2003, the Company has not recognized a policyholder dividend obligation for the excess of actual cumulative earnings over the expected cumulative earnings. However, net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as policyholder dividend obligations of $2,443 million and $1,606 million at December 31, 2003 and 2002, respectively, to be paid to Closed Block policyholders unless otherwise offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).”

On December 11, 2002 and November 13, 2001, the Company’s Board of Directors acted to reduce dividends, effective January 1, 2003 and 2002, respectively, on Closed Block policies to reflect unfavorable investment experience that had emerged since July 1, 2000, the date the Closed Block was originally funded. These actions resulted in a $56 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2002.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2003	2002
	(in millions)
Closed Block Liabilities
Future policy benefits	$48,842	$48,247
Policyholders’ dividends payable	1,168	1,151
Policyholder dividend obligation	2,443	1,606
Policyholders’ account balances	5,523	5,481
Other Closed Block liabilities	7,222	9,760

Total Closed Block Liabilities	65,198	66,245

Closed Block Assets
Fixed maturities, available for sale, at fair value	40,517	42,402
Equity securities, available for sale, at fair value	2,282	1,521
Commercial loans	6,423	6,457
Policy loans	5,543	5,681
Other long-term investments	983	1,008
Short-term investments	3,361	2,374

Total investments	59,109	59,443
Cash and cash equivalents	2,075	2,526
Accrued investment income	693	715
Other Closed Block assets	323	528

Total Closed Block Assets	62,200	63,212

Excess of reported Closed Block Liabilities over Closed Block Assets	2,998	3,033
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains	3,415	2,720
Allocated to policyholder dividend obligation	(2,443)	(1,606)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$3,970	$4,147

Information regarding the policyholder dividend obligation is as follows:

	2003	2002
	(in millions)
Balance, January 1	$1,606	$—
Impact on income before gains allocable to policyholder dividend obligation	—	—
Net investment gains	—	—
Unrealized investment gains	837	1,606

Balance, December 31	$2,443	$1,606

B-26

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
Closed Block revenues and benefits and expenses for the years ended December 31, 2003 and 2002, and the period from the date of demutualization through December 31, 2001 were as follows:

	2003	2002	December 18, 2001 through December 31, 2001
	(in millions)
Revenues
Premiums	$3,860	$4,022	$293
Net investment income	3,326	3,333	129
Realized investment gains (losses), net	430	(521)	24
Other income	64	68	3

Total Closed Block revenues	7,680	6,902	449

Benefits and Expenses
Policyholders’ benefits	4,174	4,310	288
Interest credited to policyholders’ account balances	139	139	5
Dividends to policyholders	2,452	2,506	100
General and administrative expenses	759	801	33

Total Closed Block benefits and expenses	7,524	7,756	426

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes	156	(854)	23

Income tax expense (benefit)	(21)	(147)	2

Closed Block revenues, net of Closed Block benefits and expenses and income taxes	$177	$(707)	$21

9.	REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property and casualty reinsurance was placed on a pro-rata basis and excess of loss, including stop-loss, basis. The property and casualty insurance operations were destacked on the date of demutualization as discussed in Note 1. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Prumerica Life S.p.A., The Prumerica Life Insurance Company, Inc., Prudential Seguros, S.A., Prumerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna and Pruco Reinsurance Ltd.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

	2003	2002	2001
	(in millions)
Direct premiums	$7,868	$7,927	$12,842
Reinsurance assumed	277	154	95
Reinsurance ceded	(975)	(838)	(684)

Premiums	$7,170	$7,243	$12,253

Policyholders’ benefits ceded	$844	$773	$845

“Premiums” includes affiliated reinsurance assumed of $196 million and $104 million and affiliated reinsurance ceded of $(222) million and $(162) million for the years ended December 31, 2003 and 2002, respectively. Affiliated policyholders’ benefits ceded were $68 million and $54 million for the years ended December 31, 2003 and 2002, respectively.

Reinsurance recoverables, included in “Other assets” and “Due from parent and affiliates” at December 31, are as follows:

	2003	2002
	(in millions)
Life insurance	$945	$901
Other reinsurance	62	71

Total reinsurance recoverable	$1,007	$972

Reinsurance recoverables included in “Other assets” are $500 million and $565 million at December 31, 2003 and 2002, respectively. Three major reinsurance companies account for approximately 71% of the reinsurance recoverable at December 31, 2003. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Reinsurance recoverables included in “Due from parent and affiliates” are $507 million and $407 million at December 31, 2003 and 2002, respectively. Reinsurance payables included in “Due to parent and affiliates” are $220 million and $169 million at December 31, 2003 and 2002, respectively.

10.	SHORT-TERM AND LONG-TERM DEBT

Short-term Debt Short-term debt at December 31, is as follows:

	2003	2002
	(in millions)
Commercial paper	$2,846	$1,265
Notes payable	278	30
Current portion of long-term debt	454	638

Total short-term debt	$3,578	$1,933

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 1.0% and 1.3% at December 31, 2003 and 2002, respectively. Notes payable at December 31, 2003 includes a $262 million note payable to a related party that matures on January 7, 2004 and bears an interest rate of 1.0%

At December 31, 2003, the Company had $1,566 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, to meet working capital needs and to take advantage of current investment opportunities. At December 31, 2003 and 2002, a portion of commercial paper borrowings were supported by $1,500 million and $2,500 million of the Company’s existing lines of credit, respectively. At December 31, 2003 and 2002, the weighted average maturity of commercial paper outstanding was 17 and 19 days, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
Long-term Debt Long-term debt at December 31, is as follows:

Description	Maturity Dates	Rate	2003	2002
			(in millions)
Fixed rate notes
U.S. Dollar	2006-2023	6.38%-7.30%	$965	$1,002
Floating rate notes (“FRNs”)
U.S. Dollar	2004	(a)	—	399
Surplus notes	2007-2025	(b)	691	690

Total long-term debt			$1,656	$2,091

(a)	The interest rates on the U.S. dollar denominated FRNs are generally based on rates such as LIBOR, Constant Maturity Treasury and the Federal Funds Rate. Interest rates on the U.S. dollar denominated FRNs ranged from 1.72% to 2.43% in 2002.

(b)	The interest rate on the Surplus notes ranged from 7.65% to 8.30% in 2003 and 2002.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2003 and 2002, the Company was in compliance with all debt covenants.

Payment of interest and principal on the surplus notes issued after 1993, of which $691 million and $690 million was outstanding at December 31, 2003 and 2002, respectively, may be made only with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (“the Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2003, the Company has met these statutory capital requirements.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. These instruments qualify for hedge accounting treatment. The impact of these instruments, which is not reflected in the rates presented in the tables above, were decreases of $28 million and $30 million in interest expense for the years ended December 31, 2003 and 2002, respectively. Floating rates are determined by contractual formulas and may be subject to certain minimum or maximum rates. See Note 17 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt was $167 million, $220 million and $641 million, for the years ended December 31, 2003, 2002 and 2001, respectively.

Included in “Policyholders’ account balances” are debt obligations of the Company. See Note 7 for further discussion.

11.	STOCK-BASED COMPENSATION

In 2003, Prudential Financial issued stock-based compensation including stock options, restricted stock, restricted stock units and performance shares. Effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123, “Accounting for Stock-Based Compensation,” as amended, prospectively for all new awards granted to employees on or after January 1, 2003. Accordingly, results of operations of the Company for the year ended December 31, 2003, include costs of $3 million associated with stock-based compensation issued by Prudential Financial to certain employees and non-employees of the Company and the Statement of Financial Position at December 31, 2003, includes a reduction in equity for deferred compensation. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of APB No. 25, “Accounting for Stock Issued to Employees,” and related interpretations. Under this method, Prudential Financial and the Company did not recognize any stock-based compensation costs as all options granted had an exercise price equal to the market value of Prudential Financial’s Common Stock on the date of grant.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

12.	EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded contributory and non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and salary during their career.

The Company provides certain life insurance and health care benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Employees generally become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

On December 8, 2003, President Bush signed the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (“the Act”) into law. The Act introduces a prescription drug benefit under Medicare (Medicare Part D). This legislation may eventually reduce the Company’s costs for retiree health care benefits.

On January 12, 2004, the FASB issued FASB Staff Position No. FAS 106-1, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003” (“FSP 106-1”). As permitted by FSP 106-1, the Company is electing to defer the accounting for the effects of the Act. The deferral remains in effect until the earlier of the re-measurement of plan assets and obligations subsequent to January 31, 2004 or the issuance of guidance by the FASB. The accumulated postretirement benefit obligation and net periodic postretirement cost in the financial statements and accompanying notes do not reflect the effect of the Act.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prepaid and accrued benefits costs are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2003	2002	2003	2002
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(6,546)	$(5,851)	$(2,370)	$(2,027)
Service cost	(149)	(138)	(13)	(13)
Interest cost	(419)	(434)	(150)	(148)
Plan participants’ contributions	—	—	(11)	(8)
Amendments	(10)	(218)	73	141
Annuity purchase	3	68	—	—
Actuarial losses, net	(648)	(409)	(549)	(380)
Curtailments	112	—	1	—
Contractual termination benefits	(1)	(1)	—	—
Special termination benefits	(44)	—	(1)	—
Transfers from destacked subsidiaries	—	—	(3)	—
Transfers to destacked subsidiaries	—	49	—	—
Benefits paid	602	388	168	160
Foreign currency changes	(1)	—	(4)	—
Transfer from postemployment benefits	—	—	—	(95)

Benefit obligation at end of period	$(7,101)	$(6,546)	$(2,859)	$(2,370)

Change in plan assets
Fair value of plan assets at beginning of period	$7,837	$8,628	$1,157	$1,343
Actual return (loss) on plan assets	1,381	(364)	126	(37)
Annuity purchase	(3)	(68)	—	—
Employer contributions	30	29	5	3
Plan participants’ contributions	—	—	11	8
Benefits paid	(602)	(388)	(168)	(160)

Fair value of plan assets at end of period	$8,643	$7,837	$1,131	$1,157

Funded status
Funded status at end of period	$1,542	$1,291	$(1,728)	$(1,213)
Unrecognized transition (asset) liability	(23)	(130)	6	15
Unrecognized prior service costs	164	230	(74)	(10)
Unrecognized actuarial losses, net	1,349	1,366	866	372
Effects of fourth quarter activity	6	6	1	2

Net amount recognized	$3,038	$2,763	$(929)	$(834)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,328	$3,082	$—	$—
Accrued benefit liability	(397)	(371)	(929)	(834)
Intangible asset	—	—	—	—
Accumulated other comprehensive income	107	52	—	—

Net amount recognized	$3,038	$2,763	$(929)	$(834)

Accumulated benefit obligation	$(6,596)	$(6,027)	$(2,859)	$(2,434)

The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $508 million, $404 million and $0 million, respectively, at September 30, 2003 and $456 million, $379 million and $0 million, respectively, at September 30, 2002.

In 2003 and 2002, the pension plan purchased annuity contracts from Prudential Insurance for $3 million and $68 million, respectively. The approximate future annual benefit payment for all annuity contracts was $22 million and $20 million in 2003 and 2002, respectively.

The benefit obligation for pensions increased by $10 million in 2003 related to non-qualified pension obligations transferred from a destacked subsidiary. The benefit obligation for pensions increased by $218 million in 2002 for amendments related to the distribution of value to the pension plan upon demutualization for $200 million and $18 million related to Prudential Securities cash balance feature, which increased the amount of earnings considered pensionable.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The benefit obligation for other postretirement benefits decreased by $73 million in 2003 for changes in the substantive plan made to medical, dental and life insurance benefits. There was a reduction in cost related to changes in the prescription drug program of $39 million and a reduction of $39 million for cost sharing shifts to certain retirees for medical and dental benefits. There was an increase in cost of $5 million associated with providing Prudential Financial benefits to former Prudential Securities Inc. employees that transferred to Prudential Financial effective July 1, 2003. The benefit obligation for other postretirement benefits decreased by $141 million in 2002 for changes in the substantive plan made to medical and dental benefits. The significant cost reduction relates to changes in the prescription drug program of $128 million for co-payments and $13 million for cost sharing shifts to certain retirees for medical and dental benefits. Also in 2002, the Company approved the establishment of a new category of retiree called disabled retirees. Based on this new category, $95 million of medical and dental benefits were transferred from postemployment benefits to postretirement benefits.

The pension benefits were amended during the time periods presented for 2002 and 2001 to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

Employees were provided special termination benefits in conjunction with their termination of employment related to the Prudential Securities Inc. and Prudential Property and Casualty transactions in 2003. These benefits include the cost of vesting plan participants, accruing benefits until year-end, crediting service for vesting purposes and certain early retirement subsidies.

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2003	2002	2001	2003	2002	2001
	(in millions)
Components of net periodic (benefit) cost
Service cost	$149	$138	$167	$13	$13	$18
Interest cost	419	434	431	150	148	150
Expected return on plan assets	(833)	(908)	(880)	(84)	(115)	(134)
Amortization of transition amount	(107)	(107)	(106)	2	14	17
Amortization of prior service cost	29	30	12	—	—	—
Amortization of actuarial net (gain) loss	8	(47)	(85)	10	(8)	(16)
Curtailments	37	—	—	—	—	—
Contractual termination benefits	—	1	4	—	—	—
Special termination benefits	44	—	—	1	—	—

Net periodic (benefit) cost	$(254)	$(459)	$(457)	$92	$52	$35

The increase in the minimum liability included in “Accumulated other comprehensive income” as of September 30, 2003 and September 30, 2002 is as follows:

	Pension Benefits		Other Postretirement Benefits
	2003	2002	2003	2002
	(in millions)
Increase in minimum liability included in other comprehensive income	$55	$7	$—	$—

The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	Pension Benefits			Other Postretirement Benefits
	2003	2002	2001	2003	2002	2001
Weighted-average assumptions
Discount rate (beginning of period)	6.50%	7.25%	7.75%	6.50%	7.25%	7.75%
Discount rate (end of period)	5.75%	6.50%	7.25%	5.75%	6.50%	7.25%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	8.75%	9.50%	9.50%	7.75%	9.00%	9.00%
Health care cost trend rates	—	—	—	6.05-10.00%	6.40-10.00%	6.76-8.76%
Ultimate health care cost trend rate after
gradual decrease until 2007	—	—	—	5.00%	5.00%	5.00%

B-32

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The pension and postretirement expected long term rates of return for 2003 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2003. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies. The expected returns by an asset class contemplate the risk free interest rate environment as of the measurement date and then add a risk premium. The risk premium is a range of percentages and is based upon historical information and other factors such as expected reinvestment returns and asset manager performance.

The Company applied the same approach to the determination of the expected long term rate of return in 2004. The expected long term rate of return for 2004 is 8.75% and 7.75%, respectively, for the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic benefit cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a 5 year period.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
2003
(in millions)
One percentage point increase
Increase in total service and interest costs	$11
Increase in postretirement benefit obligation	230

One percentage point decrease
Decrease in total service and interest costs	$10
Decrease in postretirement benefit obligation	197

Pension and postretirement plan asset allocation as of September 30, 2003 and September 30, 2002, are as follows:

	Pension Percentage of Plan Assets as of September 30		Postretirement Percentage of Plan Assets as of September 30
	2003	2002	2003	2002
Asset category
U.S. Stocks	49%	42%	52%	55%
International Stocks	9%	9%	5%	3%
U.S. Bonds	32%	30%	20%	14%
International Bonds	2%	5%	0%	0%
Short Term Investments	2%	3%	3%	1%
Real Estate	6%	8%	0%	0%
Municipal Bonds	0%	0%	20%	27%
Other	0%	3%	0%	0%

Total	100%	100%	100%	100%

The Company, for its domestic pension and postretirement plans, has developed guidelines for asset allocations. As of the September 30, 2003 measurement date the range of target percentages are as follows:

	Pension Investment Policy Guidelines as of September 30, 2003		Postretirement Investment Policy Guidelines as of September 30, 2003
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	18%	56%	24%	59%
International Stocks	5%	15%	1%	7%
U.S. Bonds	19%	57%	10%	44%
International Bonds	5%	25%	0%	0%
Short Term Investments	0%	5%	0%	27%
Real Estate	0%	7%	0%	0%
Municipal Bonds	0%	0%	20%	22%

B-33

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Management reviews its investment strategy on an annual basis.

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and real estate, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula which allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and municipal bonds, while meeting the cash requirements for the postretirement obligations that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. The postretirement domestic equity is used to provide expected growth in assets deposited into the plan assets. International equity is used to provide diversification to domestic equity as well as expected capital growth. Bonds provide liquidity and income. Short-term investments provide liquidity and allow for defensive asset mixes. Municipal bonds provide liquidity and tax efficient income, where appropriate. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

Pension assets include Prudential Financial Inc. common stock in the amount of $103 million (1.2 percent of total plan assets) as of September 30, 2002. There were no investments in Prudential Financial Inc. common stock as of September 30, 2003. Pension plan assets of $7,216 million and $6,385 million are included in Separate Account assets and liabilities as of September 30, 2003 and 2002, respectively.

Postretirement equity securities did not include any Prudential Financial Inc. common stock as of September 30, 2003 or 2002.

The expected benefit payments for the Company’s domestic pension and postretirement plans for the years indicated are as follows:

Expected Benefits Payments	Pension	Other Postretirement Benefits
	(in millions)
2004	$633	$226
2005	434	233
2006	362	239
2007	363	242
2008	367	241
2009-2013	1,963	1,206

Total	$4,122	$2,387

The Company anticipates that it will make cash contributions in 2004 of $29 million to the non-qualified pension plan and $2 million to the postretirement plans. The Company does not anticipate making any contributions to the qualified pension plan in 2004.

Postemployment Benefits

The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2003 and 2002, was $52 million and $84 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $54 million, $55 million and $72 million for the years ended December 31, 2003, 2002 and 2001, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

13.	INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2003	2002	2001
	(in millions)
Current tax expense (benefit)
U.S	$379	$231	$(1,014)
State and local	2	18	57
Foreign	15	4	43

Total	396	253	(914)

Deferred tax expense (benefit)
U.S	48	(221)	765
State and local	(16)	(22)	(73)
Foreign	(1)	—	171

Total	31	(243)	863

Total income tax expense (benefit)	$427	$10	$(51)

The Company’s actual income tax expense (benefit) for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2003	2002	2001
	(in millions)
Expected federal income tax expense (benefit)	$558	$1	$(67)
Non-taxable investment income	(56)	(96)	(63)
Change in valuation allowance	(19)	22	17
Non-deductible expenses	(18)	67	241
State and local income taxes	(9)	(5)	(12)
Equity tax	—	—	(200)
Other	(29)	21	33

Total income tax expense (benefit)	$427	$10	$(51)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2003	2002
	(in millions)
Deferred tax assets
Insurance reserves	$1,340	$1,096
Policyholder dividends	1,136	778
Other	336	194

Deferred tax assets before valuation allowance	2,812	2,068
Valuation allowance	(28)	(47)

Deferred tax assets after valuation allowance	2,784	2,021

Deferred tax liabilities
Net unrealized investment gains	2,770	2,309
Deferred policy acquisition costs	1,168	1,082
Employee benefits	610	510
Other	165	34

Deferred tax liabilities	4,713	3,935

Net deferred tax liability	$(1,929)	$(1,914)

B-35

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable. At December 31, 2003 and 2002, respectively, the Company had federal net operating and capital loss carryforwards of $65 million and $300 million, which expire between 2007 and 2018. At December 31, 2003 and 2002, respectively, the Company had state operating and capital loss carryforwards for tax purposes approximating $2,490 million and $2,747 million, which expire between 2005 and 2023.

The Internal Revenue Service (the “Service”) has completed all examinations of the consolidated federal income tax returns through 1996. The Service has begun its examination of 1997 through 2001. Management believes sufficient provisions have been made for potential adjustments.

14.	STOCKHOLDER’S EQUITY

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. Unassigned surplus of Prudential Insurance was $1,557 million at December 31, 2003. There were applicable adjustments for unrealized capital gains of $624 million at December 31, 2003. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator before paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance’s surplus as of the preceding December 31 or its net gain from operations for the twelve month period ending on the preceding December 31, excluding realized capital gains and losses. The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $1,231 million, $(490) million and $(896) million for the years ended December 31, 2003, 2002 and 2001, respectively. Statutory capital and surplus of Prudential Insurance amounted to $7,472 million and $5,699 million at December 31, 2003 and 2002, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

15.	RELATED PARTY TRANSACTIONS

Service Agreements - Services Provided

The Company has service agreements with Prudential Financial and certain subsidiaries of Prudential Financial, that prior to the destacking, were subsidiaries of Prudential Insurance. These companies include, along with their subsidiaries, PRUCO, Inc. (includes Prudential Securities Group Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential IBH Holdco, Inc., The Prudential Real Estate Affiliates, Inc., Prudential International Investments Corporation and Prudential Japan Holdings, LLC. Under the agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $501 million and $527 million for the years ended December 31, 2003 and December 31, 2002, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Under these service agreements, the Company converts deposited funds denominated in foreign currencies into U.S. dollars for payment to other subsidiaries of Prudential Financial. At December 31, 2003, the Company’s affiliated liability due to these deposits was $187 million and is included within “Due to parent and affiliates.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Commissions and other income” were $214 million and $231 million for the years ended December 31, 2003 and 2002, respectively, related primarily to compensation for the sale of affiliates’ products through the Company’s distribution network. The amounts due to the Company under such agreements were $166 million and $208 million at December 31, 2003 and 2002, respectively, and are included in “Due from parent and affiliates.”

Service Agreements - Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries, distribution services from Prudential Securities Group Inc. and consulting services from Prumerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $200 million and $195 million in “Net investment income” and $146 million and $101 million in “General and administrative expenses” for the years ended December 31, 2003 and 2002, respectively. The amounts due to Prudential Financial and certain of its subsidiaries under such agreements were $35 million and $25 million at December 31, 2003 and 2002, respectively, and are included in “Due to parent and affiliates.”

Notes Receivable and Other Lending Activities

Prudential Funding, LLC, an indirect, wholly owned consolidated subsidiary of the Company, borrows funds primarily through the issuance of commercial paper, private placement medium-term notes and Euro medium-term notes which are reflected in “Short-term debt” and “Long-term debt.” Historically, Prudential Funding, LLC lent net proceeds to Prudential Insurance and its subsidiaries at cost. After demutualization, the interest rates on loans to the destacked subsidiaries were adjusted to market rates.

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

Description	Maturity Dates	Rate	2003	2002
			(in millions)
U.S. Dollar floating rate notes (a)	2003-2005	1.60% - 3.40%	$1,150	$2,150
U.S. Dollar fixed rate note (b)	2004-2010	4.56% - 5.37%	120	20
Japanese Yen fixed rate note	2008	1.92% - 2.17%	690	624
Great Britain Pound floating rate note	2004	4.49% - 5.17%	95	85

Total long-term notes receivable - affiliated (c)			2,055	2,879
Short-term notes receivable - affiliated (d)			2,365	1,025

Total notes receivable - affiliated			$4,420	$3,904

(a)	On the date of demutualization, Prudential Financial made a contribution of capital to the Company amounting to $1,050 million that was financed with the proceeds from the purchase by Prudential Insurance of a series of notes issued by Prudential Financial with market rates of interest and maturities ranging from nineteen months to three years which is included in floating rate notes. Included within floating rate notes is the current portion of long-term notes receivable, which was $1,000 million at December 31, 2003 and 2002.

(b)	Included within fixed rate notes is the current portion of long-term notes receivable, which was $20 million at December 31, 2003.

(c)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances, with the exception of the Prudential Financial notes described in (a) above.

(d)	Short-term notes receivable have variable rates, which averaged 1.36% at December 31, 2003 and 1.82% at December 31, 2002. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $3 million and $4 million at December 31, 2003 and 2002, and is included in “Due from parent and affiliates.” B-37

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company also engages in overnight borrowing and lending of funds with Prudential Financial. “Cash and cash equivalents” included $228 million and $170 million associated with these transactions at December 31, 2003 and 2002, respectively.

Revenues related to lending activities to affiliates were $24 million and $28 million in “Net investment income” and $55 million and $82 million in “Commissions and other income” for the years ended December 31, 2003 and 2002, respectively.

Short-term Debt

As discussed in Note 10, at December 31, 2003, “Short-term debt” includes $262 million of borrowings due to an affiliate of Prudential Financial.

Purchase of Fixed Maturities from an Affiliate

In October 2003, the Company purchased fixed maturity investments from an affiliate for $595 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $29 million between the historic amortized cost and the fair value, net of taxes was recorded as a reduction in additional paid-in-capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Trading account assets” were $370 million and $342 million at December 31, 2003 and 2002, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $263 million and $56 million at December 31, 2003 and 2002, respectively.

Reinsurance

As discussed in Note 9, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

16.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The methods and assumptions discussed below were used in calculating the estimated fair values of the instruments. See Note 17 for a discussion of derivative instruments.

Commercial Loans

The estimated fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The estimated fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Notes Receivable - Affiliated

The estimated fair value of affiliated notes receivable is derived by using discount rates based on the borrowing rates currently available to the Company for notes with similar terms and remaining maturities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Investment Contracts

For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Debt

The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

The carrying amount approximates or equals fair value for the following instruments: fixed maturities available for sale, equity securities, short-term investments, cash and cash equivalents, restricted cash and securities, separate account assets and liabilities, trading account assets, securities purchased under agreements to resell, securities sold under agreements to repurchase, cash collateral for loaned securities, and securities sold but not yet purchased. The following table discloses the Company’s financial instruments where the carrying amounts and estimated fair values differ at December 31,

	2003		2002
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(in millions)
Commercial loans	$15,659	$17,188	$15,420	$17,276
Policy loans	7,207	8,647	8,094	9,916
Notes receivable - affiliated	4,420	4,442	3,904	3,925
Investment contracts	30,739	31,508	28,722	29,615
Short-term and long-term debt	5,234	5,490	4,024	4,293

17.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Treasury futures typically are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company’s exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

When the Company anticipates a significant decline in the stock market that will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company’s equity portfolio or a portion thereof. This strategy affects an orderly sale of hedged securities. When the Company has large cash flows that it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under exchange-traded currency futures and options, the Company agrees to purchase or sell a specified number of contracts and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded currency futures and options with regulated futures commissions merchants who are members of a trading exchange.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the risk that unfavorable changes in currency exchange rates will reduce U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. earnings are expected to be generated. These contracts do not qualify for hedge accounting. Concurrent with destacking, currency forwards hedging earnings of certain non-U.S. businesses were effectively terminated by entering into equal and offsetting trades.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. Credit derivatives are sold for a premium and are recorded at fair value.

Forward contracts are used by the Company to manage market risks relating to interest rates. The Company also uses “to be announced” (TBA) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

Cash Flow, Fair Value and Net Investment Hedges

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2003, 2002 and 2001 was not material to the results of operations of the Company. In addition, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur on the anticipated date or within the additional time period permitted by SFAS No. 133.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements
Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes.

(in millions)
Additions due to cumulative effect of change in accounting principle upon adoption of SFAS No. 133 at January 1, 2001	$8
Net deferred gains on cash flow hedges from January 1 to December 31, 2001	3
Amount reclassified into current period earnings	(18)
Destacking	15

Balance, December 31, 2001	8

Net deferred gains on cash flow hedges from January 1 to December 31, 2002	79
Amount reclassified into current period earnings	(30)

Balance, December 31, 2002	57

Net deferred losses on cash flow hedges from January 1 to December 31, 2003	(100)
Amount reclassified into current period earnings	(24)

Balance, December 31, 2003	$(67)

It is anticipated that a pre-tax gain of approximately $12 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the year ended December 31, 2004, offset by amounts pertaining to the hedged items. The maximum length for which variable cash flows are hedged is 20 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholder’s Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustments account within “Accumulated other comprehensive income (loss)” were losses of $33 million in 2003, losses of $32 million in 2002 and gains of $75 million in 2001.

For the years ended December 31, 2003, 2002 and 2001, there were no derivative reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company’s swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date. The credit exposure of currency forwards is represented by the difference, if any, between the exchange rate specified in the contract and the exchange rate for the same currency at the reporting date.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

18.	COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION

Commitments and Guarantees

The following table presents, as of December 31, 2003, the Company’s future commitments on long-term debt, as more fully described in Note 10, and future minimum lease payments under non-cancelable operating leases:

	Long-term Debt	Operating Leases
	(in millions)
2004	$—	$108
2005	58	94
2006	63	78
2007	269	66
2008	602	38
Beyond 2008	664	100

Total	$1,656	$484

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense incurred for the years ended December 31, 2003, 2002 and 2001 was $74 million, $69 million and $520 million, respectively.

In connection with the Company’s commercial loan business, it originates commercial mortgage loans. As of December 31, 2003, the Company had outstanding commercial mortgage loan commitments with borrowers of $548 million.

The Company also has other commitments, which primarily include commitments to fund investments. These commitments amounted to $2,349 million as of December 31, 2003.

Certain contracts underwritten by the Company’s guaranteed products business include guarantees of principal related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2003, such contracts in force carried a total guaranteed value of $1,567 million.

A number of guarantees provided by the Company relate to real estate investments, in which the unconsolidated investor has borrowed funds, and the Company has guaranteed their obligation to their lender. In some cases, the investor is an affiliate, and in other cases the unaffiliated investor purchases the real estate investment from the Company. The Company provides these guarantees to assist them in obtaining financing for the transaction on more beneficial terms. The Company’s maximum potential exposure under these guarantees was $879 million at December 31, 2003. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the assets, or would provide the Company with rights to obtain the assets. At December 31, 2003, no amounts were accrued as a result of the Company’s assessment that it is unlikely payments will be required.

The Company is subject to other financial guarantees and indemnity arrangements, including those related to businesses that have been sold. Some of these guarantees may extend far into the future, and are subject to caps aggregating to $13 million. In other limited cases, the amount that can be claimed from the Company or the time in which these claims may be presented to the Company are not limited. At December 31, 2003, the Company has accrued liabilities of $5 million associated with all other financial guarantees and indemnity arrangements, which does not include liabilities retained associated with sold businesses.

Contingencies

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves, should not have a material adverse effect on the Company’s financial position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Litigation

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company retained all liabilities for the litigation associated with its discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999), or commenced within two years of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company’s former managed care operations and assert nationwide classes. In October 2000, by Order of the Judicial Panel on Multi-district Litigation, class actions brought by policyholders and physicians were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. The policyholder actions have been resolved. The class actions brought by the physicians allege, among other things, breach of contract, violations of ERISA, violations of and conspiracy to violate RICO, and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. In September 2002, the court granted plaintiffs’ motion for certification of a nationwide class of physicians. The Company and the other managed care defendants have appealed the certification to the United States Court of Appeals for the Eleventh Circuit. That appeal is pending.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp. v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including the Company and other affiliated entities, who invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws and constitutes a fraudulent conveyance. The complaint alleges that the Company received prepayments of approximately $100 million. All defendants have moved to dismiss the complaint.

The Company’s litigation is subject to many uncertainties, and given its complexity and scope, its outcome cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company’s financial position.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of
The Prudential Insurance Company of America

          In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          As described in Note 2, the Company adopted Financial Accounting Standards Board revised Interpretation (“FIN”) No. 46, “Consolidation of Variable Interest Entities” as of December 31, 2003, Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” as of January 1, 2002, and Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” as of January 1, 2002.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 23, 2004

PART C:

OTHER INFORMATION

Item 27. EXHIBITS
Exhibit number	Description of Exhibit
(a)	Board of Directors Resolution:
(i) Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Appreciable Account. (Note 3)
(b)	Not Applicable.
(c)	Underwriting Contracts:
(i) Distribution Agreement between Pruco Securities Corporation and The Prudential Insurance Company of America. (Note 4)
(ii) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 3)
(iii) Schedule of Sales Commissions. (Note 4)
(d)	Contracts:
(i) Variable Appreciable Life Insurance Contracts: (Note 4)
(a) With fixed death benefit for use in New Jersey and domicile approval states.
(b) With variable death benefit for use in New Jersey and domicile approval states.
(c) With fixed death benefit for use in non-domicile approval states.
(d) With variable death benefit for use in non-domicile approval states.
(ii) Rider for Insured's Waiver of Premium Benefit. (Note 4)
(iii) Rider for Applicant's Waiver of Premium Benefit. (Note 4)
(iv) Rider for Insured's Accidental Death Benefit. (Note 4)
(v) Rider for Level Term Insurance Benefit on Life of Insured. (Note 4)
(vi) Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 5)
(vii) Rider for Interim Term Insurance Benefit. (Note 4)
(viii) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 4)
(ix) Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 5)
(x) Rider for Level Term Insurance Benefit on Dependent Children. (Note 4)
(xi) Rider for Level Term Insurance Benefit on Dependent Children - from Term Conversions. (Note 4)
(xii) Rider for Level Term Insurance Benefit on Dependent Children - from Term Conversions or Attained Age Change. (Note 4)
(xiii) Endorsement defining Insured Spouse. (Note 4)
(xiv) Rider covering lack of Evidence of Insurability on a Child. (Note 4)
(xv) Rider modifying Waiver of Premium Benefit. (Note 4)
(xvi) Rider to terminate a Supplementary Benefit. (Note 4)
(xvii) Rider providing for election of Variable Reduced Paid-up Insurance. (Note 4)
(xviii) Rider to provide for exclusion of Aviation Risk. (Note 4)
(xix) Rider to provide for exclusion of Military Aviation Risk. (Note 4)
(xx) Rider to provide for exclusion for War Risk. (Note 4)
(xxi) Rider to provide for Reduced Paid-up Insurance. (Note 4)
(xxii) Rider providing for Option to Exchange Policy. (Note 4)
(xxiii) Endorsement defining Ownership and Control of the Contract. (Note 4)
(xxiv) Rider providing for Modification of Incontestability and Suicide Provisions. (Note 4)
(xxv) Endorsement issued in connection with Non-Smoker Qualified Contracts. (Note 4)
(xxvi) Endorsement issued in connection with Smoker Qualified Contracts. (Note 4)
(xxvii) Home Office Endorsement. (Note 4)
(xxviii) Endorsement showing Basis of Computation for Non-Smoker Contracts. (Note 4)
(xxix) Endorsement showing Basis of Computation for Smoker Contracts. (Note 4)
(xxx) Rider for Term Insurance Benefit on Life of Insured - Decreasing Amount After Three Years. (Note 4)
(xxxi) Rider for Renewable Term Insurance Benefit on Life of Insured. (Note 4)
(xxxii) Rider Level Term Insurance Benefit on Life of Insured Spouse. (Note 4)
(xxxiii) Living Needs Benefit Rider:
(a)for use in Florida (Note 4)
(b)for use in all approved jurisdictions except Florida and New York(Note 4)
(c)for use in New York. (Note 4)
(xxxiv) Rider for Renewable Term Insurance Benefit on Life of Insured Spouse. (Note 4)
(xxxv) Rider Renewable Term Insurance Benefit on Life of Insured -- Premium Increases Annually. (Note 4)
(xxxvi) Rider for Term Insurance Benefit on Life of Insured -- Decreasing Amount. (Note 4)
(xxxvii) Rider for a Level Premium Option. (Note 4)
(xxxviii) Payment of unscheduled Premium Benefit. (Note 4)
(xxxix) Rider for Scheduled Term Insurance Benefit on Life of Insured. (Note 4)
(xl) Endorsement altering the Assignment provision. (Note 2)
(xli) Rider for Non-Convertible Term Insurance Benefit on Life of Insured Spouse. (Note 5)
(xlii) Rider for Convertible Term Insurance Benefit on Life of Insured Spouse. (Note 5)
(xliii) Rider for Level Term Insurance Benefit on Life of Insured -- Premium Increases Annually. (Note 5)
(xliv) Rider for Non-Convertible Term Insurance Benefit on Life of Insured. (Note 5)
(xlv) Rider for Convertible Term Insurance Benefit on Life of Insured. (Note 5)
(xlvi) Endorsement for altering List of Investment Options. (Note 7)
(e)	Application:
(i) Application Form. (Note 6)
(ii) Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 4)
(f)	Depositor's Certificate of Incorporation and By-Laws:
(i) Charter of The Prudential Insurance Company of America, as amended February 14, 2003. (Note 8)
(ii) By-laws of The Prudential Insurance Company of America, as amended February 14, 2002. (Note 8)
(g)	Not Applicable
(h)	None.
(i)	Administrative Contracts:
(i) Service Agreement between Prudential and First Tennessee Bank National Association. (Note 9)
(j)	Powers of Attorney:
F. Agnew, F. Becker, G. Casellas, R. Carbone, J. Cullen C. Davis, W. Gray, III, J. Hanson, G. Hiner, C. Horner A. Piszel, A. Ryan, I. Schmertz R. Thomson, J. Unruh, S. Van Ness (Note 3)
(k)	Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)
(l)	Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures. (Note 1)
(m)	Calculation. (Note 1)
(n)	Consent of PricewaterhouseCoopers LLP, independent accountants. (Note 1)
(o)	None.
(p)	Not applicable.
(q)	Redeemability Exemption:
(i) Memoradum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversions to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 1)

(Note    1)     Filed herewith.
(Note    2)     Incorporated  by  reference to Post-Effective Amendment No. 14 to this Registration Statement, filed
                February 15, 1995.
(Note    3)     Incorporated by reference to Post-Effective  Amendment No. 15 to this Registration Statement, filed May 1, 1995.
(Note    4)     Incorporated by reference to Post-Effective Amendment No. 19 to this Registration Statement, filed
                April 28, 1997.
(Note    5)     Incorporated  by reference to Post-Effective Amendment No. 18 to this Registration Statement, filed
                December 26, 1996.
(Note    6)     Incorporated by reference to Post-Effective Amendment No. 21 to this Registration Statement, filed
                April 19, 1999.
(Note    7)     Incorporated by reference to Post-Effective Amendment No. 22 to this Registration Statement, filed
                April 26, 2000.
(Note    8)     Incorporated by reference to Post-Effective Amendment No. 8 on Form N-6, Registration No. 333-01031, filed
                February 14, 2003 on behalf of the Prudential Variable Contract Account GI-2.
(Note    9)     Incorporated by reference to Post-Effective Amendment No. 26 to this Registration Statement, filed
                April 30, 2003.

Item 28. Directors and Major Officers of Prudential

The directors and major officers of Prudential, listed with their principal occupations during the past 5 years, are shown below.

DIRECTORS OF PRUDENTIAL

FRANKLIN E.  AGNEW--Director  since 1994  (current  term  expires  June,  2004).  Member,  Committee  on Finance &  Dividends;  Member,
Investment  Committee.  Business  consultant  since 1987.  Mr.  Agnew is also a director of Bausch & Lomb,  Inc. Age 69.  Address:  751
Broad Street, Newark, NJ 07102-3777.

FREDERIC K. BECKER--Director  since 1994 (current term expires June, 2004).  Chairman,  Audit Committee;  Member,  Corporate Governance
Committee;  Member,  Executive Committee.  President,  Wilentz Goldman & Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age
68. Address: 751 Broad Street, Newark, NJ 07102-3777.

GILBERT F.  CASELLAS--Director  since 1998 (current term expires June, 2004). Member,  Committee on Business Ethics; Member,  Committee
on Finance &  Dividends;  Member,  Investment  Committee.  President,  Casellas  &  Associates,  LLC since  2002.  President  and Chief
Executive  Officer,  Q-Linx Inc. from January 2001 to September 2001.  President and Chief  Operating  Officer,  The Swarthmore  Group,
Inc. from January 1999 to December 2000.  Partner,  McConnell  Valdes,  LLP, 1998 to 1999. Age 51. Address:  751 Broad Street,  Newark,
NJ 07102-3777.

JAMES G.  CULLEN--Director  since 1994 (current term expires June, 2004).  Member,  Compensation  Committee;  Member,  Audit Committee.
Retired  since  2000.  President  & Chief  Operating  Officer,  Bell  Atlantic  Corporation,  from 1998 to 2000.  Mr.  Cullen is also a director of Agilient Technologies, Inc., and Johnson & Johnson.  Age 61. Address:  Address: 751 Broad Street, Newark, NJ 07102-3777.

WILLIAM H. GRAY  III--Director  since 1991  (current  term expires June,  2004).  Chairman,  Corporate  Governance  Committee;  Member,
Executive  Committee;  Member,  Committee on Business  Ethics.  President and Chief  Executive  Officer of The College  Fund/UNCF since
1991. Mr. Gray is also a director of JP Morgan Chase & Co., Rockwell  International  Corporation,  Dell Computer  Corporation,  Pfizer,
Inc., Viacom, Inc., Visteon Corporation, and Electronic Data Systems.  Age 62. Address: 751 Broad Street, Newark, NJ 07102-3777.

JON F. HANSON--Director since 1991 (current term expires June, 2004). Chairman,  Investment Committee;  Chairman,  Committee on Finance
& Dividends.  Chairman of The Hampshire  Companies  since 1976. Mr. Hanson is also a director of CD&L,  Inc.,  HealthSouth  Corp.,  and
Pascack Community Bank.  Age 67. Address: 751 Broad Street, Newark, NJ 07102-3777.

GLEN H.  HINER--Director  since 1997 (current term expires June,  2004).  Member,  Committee on Business Ethics;  Member,  Compensation
Committee;  Member,  Investment Committee;  Member,  Committee on Finance & Dividends.  Chairman, Dana Corporation since 2003. Chairman and Chief  Executive  Officer of Owens Corning from 1992 to 2002. Mr. Hiner is also a director of Dana  Corporation.  Age 69.  Address:
751 Broad Street, Newark, NJ 07102-3777.

CONSTANCE J.  HORNER--Director  since 1994  (current  term expires June,  2004).  Member,  Compensation  Committee;  Member,  Corporate
Governance  Committee.  Guest Scholar,  The Brookings Institute,  since 1993. Ms. Horner is also a director of Ingersoll-Rand  Company,
Ltd., and Pfizer, Inc.  Age 62. Address: 751 Broad Street, Newark, NJ 07102-3777.

KARL J.  KRAPEK--Director  since 2004.  (current term expires June, 2004).  Retired since 2002.  President and Chief Operating Officer,
United  Technologies  Corporation  from 1999 to 2002.  Mr. Krapek is also a director of Lucent  Technologies  and Visteon  Corporation.
Age 55. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S.  SCHMERTZ--Director  since 1997 (current term expires June, 2004).  Member,  Audit Committee.  Principal of Microleasing,  LLC
since  2001.  Chairman  of  Volkhov   International   Business  Incubator  from  1995  to  2002.  Principal  of  Investment  Strategies
International from 1994 to 2000.  Age 69. Address:  751 Broad Street, Newark, NJ 07102-3777.

RICHARD M.  THOMSON--Director  since 1976 (current term expires June, 2004).  Chairman,  Executive  Committee;  Chairman,  Compensation
Committee.  Retired since 1998. Mr. Thomson is also a director of INCO, Limited,  The Thomson Corporation,  The Toronto-Dominion  Bank,
Stuart Energy Systems, Inc., Nexen Inc., and Trizec Properties, Inc.  Age 70. Address: 751 Broad Street, Newark, NJ 07102-3777.

JAMES A.  UNRUH--Director  since 1996 (current  term expires  June,  2004).  Member,  Corporate  Governance  Committee;  Member,  Audit
Committee.  Founding Principal, Alerion Capital Group, LLC since 1998.  Age 63. Address: 751 Broad Street, Newark, NJ 07102-3777.

STANLEY C. VAN  NESS--Director  since 1990  (current  term  expires  June,  2004).  Chairman,  Committee  on Business  Ethics;  Member,
Executive  Committee;  Member,  Audit  Committee.  Partner,  Herbert,  Van Ness, Cayci & Goodell (law firm) since 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company.  Age 70. Address: 751 Broad Street, Newark, NJ 07102-3777.

                                                          PRINCIPAL OFFICERS

ARTHUR F.  RYAN--Chairman  of the Board,  Chief  Executive  Officer and President,  Prudential,  since 1994 (current term expires June,
2004).  Mr. Ryan is also a director of Regeneron Pharmaceuticals.  Age 61. Address: 751 Broad Street, Newark, NJ 07102-3777.

VIVIAN L. BANTA--Chief  Executive Officer,  Insurance  Division,  Prudential,  since 2002.  Executive Vice President from 2000 to 2002.
Senior Vice  President  from January 2000 to March 2000.  Prior to joining  Prudential  Ms. Banta was an  independent  consultant.  Age
53.  Address: 751 Broad Street, Newark, NJ 07102-3777.

MARK B. GRIER--Vice Chairman, Financial Management,  Prudential, since 2002. Executive Vice President,  Financial Management, from 2000 to 2002. Prior to 2000 Executive Vice President, Corporate Governance.  Age 51.  Address: 751 Broad Street, Newark, NJ 07102-3777.

ROBERT C. GOLDEN--Executive Vice President, Prudential, since 1997. Age 57. Address: 751 Broad Street, Newark, NJ 07102-3777.

RICHARD J.  CARBONE--Senior  Vice President and Chief Financial  Officer,  Prudential,  since 1997. Age 55. Address:  751 Broad Street,
Newark, NJ 07102-3777.

C. EDWARD  CHAPLIN--Senior  Vice President and Treasurer,  Prudential,  since 2000. Vice President and Treasurer from 1995 to 2000. Mr.
Chaplin is also a director of MBIA, Inc.  Age 47.  Address: 751 Broad Street, Newark, NJ 07102-3777.

JOHN M.  LIFTIN--Senior  Vice President and General Counsel,  Prudential,  since 1998. Age 60. Address:  751 Broad Street,  Newark,  NJ
07102-3777.

ANTHONY S.  PISZEL--Senior  Vice President and  Controller,  Prudential,  since 2000.  Vice President and Controller from 1998 to 2000.
Age 49.  Address: 751 Broad Street, Newark, NJ 07102-3777.

SHARON C. TAYLOR--Senior Vice President,  Prudential,  since June 2002. Vice President,  Human Resources Communities of Practice,  from
2000 to 2002; Vice President,  Human Resources & Ethics Officer,  Individual  Financial  Services,  from 1998 to 2000. Age 49. Address:
751 Broad Street, Newark, NJ 07102-3777.

KATHLEEN M. GIBSON--Vice President and Secretary,  Prudential,  since 2002. Associate General Counsel and Assistant Secretary,  Becton,
Dickinson and Company,  from 2001 to 2002. Vice President and Corporate Secretary,  Honeywell  International,  Inc,. from 1997 to 2001.
Age 49.  Address: 751 Broad Street, Newark, NJ 07102-3777.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707 filed March 10, 2004.

Item 30. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (ii) to Form N-6, Registration No. 333-01031, filed February 14, 2003 on behalf of The Prudential Variable Contract Account GI-2.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

Pruco Securities LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized in 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec retained no commissions during the past three years for serving as principal underwriter of the variable insurance Contracts issued by The Prudential Insurance Company of America.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than registered representatives of Prusec.

MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC ("Prusec")
Name and Principal Business Address	Position and Office With Depositor
John W. Greene (1)	Chairman of the Board, Manager
John G. Gordon (1)	President, manager, Chief Operating Officer
Clifford E. Kirsch (1)	Vice President, Chief Legal Officer, Secretary
Bernard Russo (1)	Vice President, Controller, Chief Financial Officer
Page H. Pennell (1)	Vice President, Chief Compliance Officer
Maryanne Ryan (2)	Vice President, Anti-Money Laundering Officer
John M. Howard (1)	Vice President, Manager
Priscilla Myers (1)	Vice President
Patrick L. Hynes (4)	Vice President
Michele Talafha (4)	Assistant Vice President
C. Edward Chaplin (2)	Vice President, Treasurer
Ralph Aquilera (1)	Assistant Controller
James J. Avery, Jr. (1)	Manager
Kevin B. Frawley (1)	Manager
David R. Odenath (3)	Manager
Judy A. Rice (3)	Manager
Martin Chotiner (1)	Assistant Controller
Raymond H. Goslin (1)	Assistant Controller
Janice Pavlou (1)	Assistant Controller
Valerie Simpson (1)	Assistant Controller
Paul F. Blinn (1)	Assistant Treasurer
Kathleen C. Hoffman (2)	Assistant Treasurer
Robert Montellione (1)	Assistant Treasurer
Patricia Christian (1)	Assistant Secretary
Mary Jo Reich (1)	Assistant Secretary
Thomas Castano (1)	Assistant Secretary
Kathleen Gibson (2)	Vice President, Assistant Secretary
Georgia T. Garnecki (2)	Assistant Secretary

(1)	213 Washington Street, Newark, NJ 07102
(2)	751 Broad Street, Newark, NJ 07102
(3)	100 Mulberry Street, Newark, NJ 07102
(4)	One New York Plaza, 11th Floor, New York, NY 10004

Prusec has not received any amounts as commissions in the past three years for serving as principal underwriter of the variable life insurance policies issued by The Prudential Insurance Company of America.

Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than: (1)  50% of the Scheduled Premiums for the first year; (2)   6% of the Scheduled Premiums for the second through 10th years; and (3)   2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year.

Representatives with less than three years of service may be paid on a different basis. Representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Contract will be eligible for additional compensation.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses or pay other forms of special compensation.

Item 32. Location of Accounts and Records

The Depositor, The Prudential Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 33. Management Services

Not Applicable.

Item 34. Representation of Reasonableness of Fees

The Prudential Insurance Company of America (“Prudential”) represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Prudential Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 14th day of April, 2004.

(Seal)

The Prudential Variable Appreciable Account
(Registrant)

By: The Prudential Insurance Company of America
(Depositor)

Attest:	/s/ Thomas C. Castano	By:	/s/ Andrew J. Mako
	Thomas C. Castano		Andrew J. Mako
	Assistant Secretary		President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 27 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 14th day of April, 2004.

Signature and Title

Signature and Title

/s/*__________________________
Arthur F. Ryan
Chairman of the Board, President, and Chief Executive Officer

/s/*_________________________
Anthony S. Piszel
Vice President and Controller

/s/*_________________________
Richard J. Carbone
Senior Vice President and Chief Financial Officer

/s/*_________________________	*By: /s/ Thomas C. Castano
Franklin E. Agnew	Thomas C. Castano
Director	(Attorney-in-Fact)

/s/*_________________________
Frederic K. Becker
Director

/s/*_________________________
Gilbert F. Casellas
Director

/s/*_________________________
James G. Cullen
Director

/s/*_________________________
Allan D. Gilmour
Director

/s/*_________________________
William H. Gray, III
Director

/s/*_________________________
Jon F. Hanson
Director

/s/*_________________________
Glen H. Hiner, Jr.
Director

/s/*_________________________
Constance J. Horner
Director

/s/*_________________________
Burton G. Malkiel
Director

/s/*_________________________	*By: /s/ Thomas C. Castano
Ida F.S. Schmertz	Thomas C. Castano
Director	(Attorney-in-Fact)

/s/*_________________________
Richard M. Thomson
Director

/s/*_________________________
James A. Unruh
Director

/s/*_________________________
Stanley C. Van Ness
Director

EXHIBIT INDEX

Item 27.

(k) Legal Opinion	Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered.

(l) Actuarial Opinion	Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures.

(n) Auditor Consent	Consent of PricewaterhouseCoopers LLP, independent accountants.

(q) Redeemability Exemption	Memoradum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversions to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B).